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                                                                    Exhibit 10.3

                          PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT dated as of the 6th day of April, 2000.

BETWEEN:

     CABRE EXPLORATION LTD., a body corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Vendor")

                                   -- and --

     WESTLINKS RESOURCES LTD., a body corporate, with offices in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Purchaser")

     WHEREAS Vendor has agreed to sell to Purchaser and Purchaser has agreed to purchase from Vendor the Assets on and subject to the terms and conditions of this Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements set out, the Parties covenant and agree as follows:

1    DEFINITIONS

1.1 DEFINITIONS. In this Agreement, the following terms have the following respective meanings, unless the context otherwise requires:

     (a) "ABANDONMENT AND RECLAMATION OBLIGATION" means the abandonment of any Wells, Tangible Interests or Miscellaneous Interests including, without limitation, any closing, decommissioning, dismantling and removing of any tangible depreciable property, Assets on the Lands, or lands pooled, unitized or adjacent therewith, in connection with such abandonment, and restoring the surface of the Lands, or lands pooled or unitized therewith, all in compliance with laws, regulations, orders and directives of governmental authorities having jurisdiction with respect to the said abandonment or the said restoration of the surface of the lands;

     (b) "AGREEMENT" means this document together with the recitals and Schedules attached hereto;

     (c) "ASSETS" means Vendor's entire interest in the Petroleum and Natural Gas Rights, the Tangible Interests, and the Miscellaneous Interests;

     (d) "BUSINESS DAY" means a day other than a Saturday, Sunday or any statutory holiday in Alberta;

     (e) "CLOSING" means the exchange of Conveyance Documents between Vendor and Purchaser on the Closing Date and the payment of the Purchase Price and other amounts as contemplated in Clause 3.5;

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     (f)  "CLOSING DATE" means 2 o'clock p.m. on the 29th day of May, 2000 unless such date is amended by agreement in writing by the Parties by increments of one week time frames;

     (g) "CONVEYANCE DOCUMENTS" means the documents described in Clause 4.3 required to complete the transfer and assignment of the Assets;

     (h)  "DEPOSIT" means the payment set forth in Clause 3.5(a);

     (i) "DOCUMENTS OF TITLE" means collectively any and all certificates of title, leases, permits, licenses, unit agreements, assignments, trust declarations, royalty agreements, operating agreements or procedures, participation agreements, farmin and farmout agreements, sale and purchase agreements, pooling agreements and other agreements by virtue of which Vendor is entitled to the Petroleum and Natural Gas Rights and includes, if applicable all renewals and extensions of such documents and all documents issued in substitution therefor;

     (j)  "DOLLARS" or "$" means Canadian dollars;

     (k) "EFFECTIVE DATE" means 8.00 o'clock a.m. Calgary time on the 1st day of January, 2000;

     (l)  "ENCUMBRANCES" has the meaning ascribed thereto to Clause 1.1(u)(xii);

     (m)  "ENVIRONMENTAL DAMAGE" means any one or more of the following:

          i)   ground water, surface water or aquifer contamination,

          ii)  soil contamination,

          iii) corrosion or deterioration of structures, equipment, fences, gathering lines or any other Tangible Interests;

          iv)  emissions of toxic or hazardous substances, and

          v) the effects of non-compliance with any environmental law, regulation, order or directive of any governmental authority having jurisdiction at the relevant time;

     (n) "FINAL ADJUSTMENT" means those further accounting and adjustments, contemplated pursuant to Clause 3.7.1 of this Agreement, to be made subsequent to the Closing Date;

     (o) "GENERAL CONVEYANCES" means the documents substantially in the form of Schedule "C"; attached hereto and as required in accordance with Clause 4.3;

     (p) "INTERIM ADJUSTMENTS" means those interim accounting and adjustments, contemplated pursuant to Clause 3.7.1 of this Agreement, to be made on the Closing Date;

     (q) "KNOWLEDGE", for purposes of Clauses 10.1 and 11.1, means Vendor or Purchaser, as the case may be, shall be deemed to actually know or have knowledge of a matter, circumstance or thing when such matter, circumstance or thing has come to the attention of:

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          i)   an officer of such corporation (who as at the date hereof and at the Closing Date is an officer of such corporation); or

          ii) based upon an examination of Vendor's records, a senior employee of such corporation with responsibility for matters to which the matter, circumstance or thing relates (who as at the date hereof and at the Closing Date is a senior employee of such corporation with such responsibility), under circumstances which a reasonable person would take cognizance of the matter, circumstance or thing;

     (r) "LANDS" means the lands in which Vendor is shown to have an interest as set forth and described in Schedule "A", but only insofar as rights to those lands are granted by the Documents of Title;

     (s) "MISCELLANEOUS INTERESTS" means the entire undivided right, title, estate and interest of Vendor, at the Effective Date, in and to all property, assets and rights, to the extent pertaining to Petroleum and Natural Gas Rights or Tangible Interests (excluding therefrom materials and supplies used in connection with operations where the costs have not been charged to the joint account of Persons having an interest therein and also excluding Petroleum and Natural Gas Rights or Tangible Interests), but including without limitation to the generality of the foregoing:

          i) all Documents of Title and other agreements to the extent relating to Petroleum and Natural Gas Rights or Tangible Interests or any rights in relation thereto, including, without limitation, royalty agreements, joint operating agreements, gas processing agreements, gas transmission agreements, gas balancing agreements, common stream agreements, natural gas transportation agreements and agreements for the construction, ownership and operation of facilities;

          ii) all books, maps, records, documents, well, plant and other reports files, data, information, records and non-interpretative production and engineering information which is not of a proprietary nature and which relates directly to Petroleum and Natural Gas Rights or Tangible Interests, that Vendor either has in its custody or to which Vendor has access, but excluding:

               A.   tax, legal and financial records;

               B.   economic evaluations; and,

               C. engineering, geophysical and geological information, to the extent it discloses technology or information which is proprietary to Vendor or information which Vendor is contractually prohibited from selling or disclosing to other Persons;

          iii) all well-bores and casing associated with the Wells situate within the Lands, or lands pooled or unitized including well licences issued in connection with the Wells;

          iv) all rights of Vendor as seller under the Production Sales Agreements, but only to the extent such Production Sales Agreements are severable if they contain more

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                lands or zones than the relevant Lands or lands pooled or
                unitized therewith (the "relevant lands") having a term exceeding thirty-one (31) days but only to the extent such agreements are severable if they contain more lands or zones than the relevant Lands;

          v) all subsisting rights to enter upon, use and occupy the surface of any of the Lands, or to carry out operations thereon or therein and any other lands with which the Lands have been pooled or unitized or on which Tangible Interests are situate, including easements, right of way agreements and agreements for road crossing rights;

     (t) "PARTIES" means all parties to this Agreement, and "PARTY" means any of them;

     (u)  "PERMITTED ENCUMBRANCES" means:

          i) existing easements, rights of way, servitude's or other similar rights in lands;

          ii) the rights reserved to or vested in any government or other public authority by the terms of any statutory provision, to terminate any Documents of Title or to require annual or other periodic payments as a condition of the continuance thereof;

          iii) the right reserved to any governmental authority to levy taxes on Petroleum Substances or the income or revenue therefrom and governmental requirements as to production rates on the operations of any property;

          iv) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of any governmental authority;

          v) undetermined or inchoate liens incurred or created as security in favour of the Person conducting the operation of any of the Assets for Vendor's proportion of the costs and expenses of such operations;

          vi) liens for taxes, assessments or governmental charges, which are not due or which are not delinquent;

          vii) mechanics', builders' or materialmen's liens in respect of services rendered or goods supplied for which payment is not at the time due;

          viii) the reservations, limitations, provisos and conditions in any original grants from the Crown of any of the Lands or interests therein and statutory exceptions to title;

          ix)   agreements and plans relating to pooling or unitization;

          x) liens granted in the ordinary course of business to a public utility, municipality or governmental authority in connection with operations conducted with respect to the Assets;


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          xi)   the terms and conditions of the Documents of Title, provided that such terms and conditions do not create additional royalty burdens, penalties or other encumbrances which are not specifically set forth in Schedule "A";

          xii) such royalty burdens and other encumbrances as are set forth in Schedule "A" under the heading of "Encumbrances";

          xiii) Production Sales Agreements and any other agreements for the sale of production from the Petroleum and Natural Gas Rights to the extent that such agreements are terminable on not greater than 30 days notice without an early termination penalty or other cost;

          xiv)  trust obligations in the ordinary course of business.

     (v) "PERSON" means any natural person, firm, corporation, partnership, trustee, trust, unincorporated association, government or government agency not a Party, and pronouns used in connection therewith have a similar extended meaning;

     (w) "PETROLEUM AND NATURAL GAS RIGHTS" means the entire undivided right, title and interest of Vendor at the Effective Date, in and to the Petroleum Substances in the Lands or any lands pooled or unitized therewith and in and to any royalty rights in the Lands, which interests are, including without limitation, those interests set forth in Schedule "A";

     (x) "PETROLEUM SUBSTANCES" means petroleum, natural gas and related hydrocarbons and all other substances, whether liquid, solid or gaseous and whether hydrocarbons or not, insofar as the rights to such substances or the proceeds therefrom are granted by the Documents of Title;

     (y) "PRIME RATE" means the rate of interest per annum used by the Canadian Imperial Bank of Commerce from time to time as the reference rate in determining rates of interest payable on Canadian dollar demand loans in Canada;

     (z) "PURCHASE PRICE" means the sum referred to in Clause 3.1 less reductions and adjustments, if any, plus interest which shall have accrued on such sum, all as calculated in Clause 3.1;

     (aa) "RIGHTS OF FIRST REFUSAL" means a right of first refusal, pre-emptive right of purchase or similar right whereby any Person, other than Vendor, would have the right to acquire or purchase all or a portion of the Assets as a consequence of Vendor having agreed to sell the Assets to Purchaser in accordance herewith;

     (bb) "PRODUCTION SALES AGREEMENTS" means those agreements identified in Schedule "E" hereto;

     (cc) "SEISMIC DATA" means all records, reports and data associated with all seismic lines within a one (1) mile perimeter surrounding the Lands as set forth on the plats attached as Schedule "G" (EXCLUDING THE 3-D SEISMIC PROGRAM LABELLED AS "JHE-3D"), which Vendor may currently have in its possession as part of its data base and may include the following:


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          (i)   all permanent records of basic field data including, but not limited to, any and all microfilm or paper copies of seismic driller's reports, monitor records, observer's reports and survey notes and any and all copies of magnetic field tapes or conversions thereof;

          (ii) all permanent records of the processed field data including, but not limited to, any and all microfilm or paper copies of shot point maps, pre and post-stacked records sections including amplitude, phase and structural displays, post-stack data manipulations including filters, migrations and wavelet enhancements, and any and all copies of final stacked tapes and any manipulations and conversions thereof; and

          (iii) in the case of 3D seismic, in addition to the foregoing, all permanent records or bin locations, bin fold, static corrections, surface elevations and any other relevant information.

     (cc) "TAKE OR PAY AMOUNT" means an amount equal to the Take or Pay payments outstanding at the Effective Date in respect of production sales agreements attributable to the Assets;

     (dd) "TANGIBLE INTERESTS" means the entire undivided interest of Vendor at the Effective Date in and to all tangible depreciable property and assets situated in, on or off the Lands (or lands pooled or unitized therewith) and to the extent that they are used or intended for use in connection with producing, gathering, processing, treating, storing, compressing or transporting Petroleum Substances produced from the Lands, including, without limitation, all tangible depreciable property and assets which form part of the Wells, but excluding surplus items such as tubing and casing, etc. stored as inventory or the Lands.

     (ee) "WELLS" means all producing, suspended, shut-in or abandoned wells and all water source or injection wells located within or on the Lands or on any lands with which the Lands have been pooled or unitized or those wells in which the Vendor's interest in the P&NG Rights have terminated and the Abandonment and Reclamation Obligations remain as set forth and described under the heading "Wells" in Schedule "A".

1.2 DERIVATIVES. When a capitalized derivative of a term defined herein is used, it shall have the corresponding meaning of the defined term, unless the context otherwise requires.

1.3 INTERPRETATION. If Closing does not occur, each provision of this Agreement which presumes Purchaser has acquired the Assets shall be construed as having been contingent upon Closing having occurred.

2.   SCHEDULES

2.1 LIST OF SCHEDULES. The following are the Schedules attached to and made a part of this Agreement:

     Schedule "A" - Vendors Interest, Petroleum Substances, Lands, Wells and
                    Encumbrances
     Schedule "B" - Officer's Certificates
     Schedule "C" - General Conveyance
     Schedule "D" - Tangible Interests, facilities and other
                    miscellaneous matters

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     Schedule "E" - Production Sales Contracts
     Schedule "F" - Outstanding Authorities for Expenditure, Cash Call Advances
                    and Deposits
     Schedule "G" - Vendor's Proprietary 2-D and 3-D Seismic Data

2.2 CONFLICTS. In the event of any conflicts between the provisions of the body of this Agreement and the Schedules, the provisions of the body of this Agreement shall prevail. In the event of any conflicts between the provisions of this Agreement and the Documents of Title, the provisions of the Documents of Title shall prevail.

3.   PURCHASE AND SALE

3.1 AGREEMENT OF PURCHASE AND SALE AND PURCHASE PRICE. In accordance with the terms and conditions of this Agreement, Vendor agrees to sell to Purchaser and Purchaser agrees to purchase from Vendor, the Assets, subject to Permitted Encumbrances, for the sum of Eleven Million, Nine Hundred Seventeen Thousand, One Hundred and Four Dollars ($11,917,104.00), less reductions thereto, if any, pursuant to Articles 5 and 6. The amount allocated to Petroleum and Natural Gas Rights in Clause 3.4 shall be increased by the additional amount paid by Purchaser to Vendor pursuant to this Clause.

3.2 PURCHASED ASSETS ONLY. Unless specifically included in the definition of Assets, all of the other property and assets of Vendor shall be excluded from the purchase and sale provided for in this Agreement.

3.3 ENVIRONMENTAL MATTERS. In determining the Purchase Price and subject to Vendor's representations and warranties contained herein, the Parties have taken into consideration Purchaser's assumption of all Abandonment and Reclamation Obligations and of all Environmental Damage associated with the Assets, whether the same have arisen prior to or subsequent to the Effective Date.

3.4 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the Assets in the following manner:

       Assets

  (a)  Petroleum and Natural Gas Rights (80%)       $ 9,533,682.40
  (b)  Tangible Interests (20%)                     $ 2,383,420.60
  (c)  Miscellaneous Interests                      $         1.00
                                                    --------------
       SUB-TOTAL                                    $11,917,104.00
       GST                                          $   166,839.44
                                                    --------------
       TOTAL                                        $12,083,943.44


3.5 PAYMENT PRICE. The Purchase Price as adjusted for Interim Adjustments shall be paid in full by Purchaser to Vendor by delivery of certified cheque(s) or bank draft(s) as follows:

     (a) the Vendor acknowledges the receipt of $1,191,710.40, from the Purchaser representing the Deposit toward the Purchase Price. If Closing occurs pursuant to the terms of this Agreement, then the principal amount of the Deposit with accrued interest shall be released by Vendor's legal counsel to Vendor, on the instruction of Purchaser and Vendor, as part payment of the Purchase Price.

     (b) the balance of the Purchase Price as adjusted for Interim Adjustments shall be paid on the Closing Date at the place of Closing.


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        (c)  Should Closing not occur as a result of conditions in Clause 7.1 of this Agreement not being satisfied or waived by the Purchaser, then, unless otherwise specified below, the Deposit with accrued interest will be returned to the Purchaser.

        (d) If Vendor properly terminates this Agreement pursuant to Clause 7.2 (Closing Conditions -- Vendor's Conditions) because a condition precedent set forth in Clause 7.2 is not satisfied and if such non-satisfaction is due to a failure of Purchaser to perform its obligations under this Agreement, then the Deposit together with any interest earned thereon shall be retained by Vendor as a genuine pre-estimate of the damages which the Parties have estimated Vendor will suffer, both parties shall then be relieved of any further obligations respecting this Agreement.

        (e) Should all the Closing conditions set forth in Clause 7.1 (Closing Conditions -- Purchaser's Conditions) be satisfied or waived in writing by Purchaser, and the Purchaser fails to close, then Vendor shall be entitled to retain the Deposit and any interest earned thereon as a genuine pre-estimate of damages which Vendor will suffer both parties shall then be relieved of any further obligations respecting this Agreement.

        (f) In the event Closing does not place on or before May 29, 2000 on account of delays caused by the Purchaser, Purchaser shall be required to remit interest on Purchase Price, calculated at Prime Rate plus one (1%) percent per annum, from the date of May 29, 2000 until Closing actually takes place.

3.6 GOODS AND SERVICES TAX. Purchaser shall also remit to Vendor on the Closing Date the Goods and Services Tax ("GST") applicable to the Assets. The GST Registration number for Vendor is R100713833. If before the Closing Date there is a change in that portion of the Purchase Price allocated to Miscellaneous Interests, or Tangible Interests, which change is the result of any government authority or the voluntary re-allocation by the Parties, then the resulting GST amount shall be adjusted accordingly. If there is an increase in the GST, Purchaser shall promptly remit to Vendor the amount of such increase together with any interest and penalties associated therewith. If there is a decrease in the GST, Vendor shall promptly remit to Purchaser the amount of such decrease.

3.7    ADJUSTMENTS ON AND SUBSEQUENT TO CLOSING DATE.

3.7.1 BASIS OF ADJUSTMENTS. All benefits and obligations of every kind and nature payable or paid and received or receivable in respect of the Assets, including without limitation, maintenance, development, operating and capital costs and the proceeds for the sale of production, shall, except as otherwise provided herein, be apportioned between Vendor and Purchaser as of the Effective Date. Costs and expenses for work done, services provided and goods and services supplied shall be deemed to accrue for the purposes of this Article when the work is done and the goods or services are provided, regardless of when such costs and expenses become payable.

        (a)  INTERIM ADJUSTMENTS

             At least five (5) days prior to the Closing Date, Vendor shall provide to Purchaser an interim accounting and adjustment in draft form, together with the information in support thereof, for review and examination by Purchaser. This interim accounting and


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          adjustment shall be made by Vendor based upon all revenues, royalties, operating costs and capital costs accruing to Purchaser and received by the Vendor for the period commencing after the Effective Date. All revenues received by the Vendor, which were not accounted for as of the Closing and which are due to the Purchaser, shall after deducting any obligations or costs attributable to the Purchaser, be paid to the Purchaser within thirty (30) days of the receipt by Vendor.

     (b)  FINAL ADJUSTMENT

          Within six (6) months following the Effective Date a further accounting shall be prepared by Vendor in regard to all charges and credits to be adjusted between Vendor and Purchaser on a item by item basis after the Closing Date as soon as reasonably practicable. All revenues which are received or receivable by Vendor from the Assets and which are due to Purchaser shall, after deducting the obligations and costs for which Purchaser is responsible, be paid to Purchaser either on the Closing if they have been received on or before such Closing Date or within (30) days of receipt thereof, if they are received after such Closing Date. Any monies received by Vendor shall be received as agent for and on behalf of Purchaser. The Vendor shall not be obligated to make any further adjustments after the six (6) months unless a specified request in writing is received within six
          (6) months following the Closing Date identifying in reasonable detail an adjustment required by this Agreement. The aforesaid six (6) month time frame does not apply to sub-clauses (c) and (d) hereof.

     (c)  CROWN ROYALTY ADJUSTMENT

          Notwithstanding Clause 3.7.1(b), accounting or adjustments from Crown royalty audits or crown re-assessments relating to the period prior to the Effective Date;

          (i) for which audit queries or re-assessments are outstanding as of the Closing Date; or

          (ii) that occur after the Closing Date but no later than forty-eight
               (48) months following the end of the calendar year of Closing shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be.

     (d)  ADJUSTMENTS RESULTING FROM AUDITS

          Notwithstanding Clause 3.7.1(b), accounting or adjustments resulting from joint venture audits, or from thirteen month adjustments for gas plant throughput and gas cost allowance for the Assets, relating to the period prior to Effective Date:


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                    (i)   for which audit queries or thirteenth month
                          adjustments are outstanding at Closing Date; or

                    (ii) with respect to joint venture audits that occur after the Closing Date but no later than thirty (30) months following the end of the calendar year of Closing; or

                    (iii) with respect to thirteen (13) month adjustments
                          for gas plant throughput and gas cost allowance, that occur within four (4) years after the Closing Date, unless Purchaser has provided written notice to the Vendor within such four (4) year period, that an adjustment is outstanding.

                    shall be made as they occur and payments for them shall be made within thirty (30) days of each adjustment and shall be made by Purchaser to Vendor, or vice versa, as the case may be. Vendor may audit the records of Purchaser relating to such accounting or adjustments for two (2) years from the date the adjustment is made and accounting or adjustments resulting from the audit shall be settled between Vendor and Purchaser on an item-by-item basis as they occur.

               (e)  INTEREST.

                    If a Party fails to pay within the time period established for the payment of any adjustment, interest shall accrue and be payable on the unpaid amount of such adjustment at the Prime Rate plus one (1%) percent per annum from the date such adjustment is payable until paid. All adjustments shall be settled by payment by the Party required to make payment hereunder within 30 days of being given notice of the determination of the amount owing.

               (f) PRODUCTION ACCOUNTING. In the event Closing takes place on or after the 16th day of a calendar month, for purposes of the Vendor's and Purchaser's respective production accounting departments, Vendor shall continue to be responsible for administering the production accounting for the calendar month in which Closing takes place.

                    In the event Closing takes place before the 16th day of a calendar month, for purposes of the Vendor's and Purchaser's respective production accounting departments, Purchaser shall be responsible for administering the production accounting for the calendar month in which Closing takes place.

3.7.2 RENTALS AND TAXES. Notwithstanding the provisions of Clause 3.7.1, rentals and all similar payments made by Vendor to preserve the Documents of Title, freehold mineral taxes and property taxes shall be apportioned as between Vendor and Purchaser on a per diem basis as of the Effective Date, whether paid by Vendor before or after the Effective Date if relating to the period after the Effective Date, unless Vendor elects to waive such apportionment of all or any portion of those payments which have been paid by Vendor and relate to the period after the Effective Date. Purchaser shall include in its


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income the proceeds and expenses related to Petroleum Substances produced on or after the Effective Date and shall be responsible for the payment of all income tax payable in respect thereto.

3.7.3 PRODUCTION. With the exception of sulphur, all Petroleum Substances in inventory (i.e. which have been produced from the Lands and are in tanks or in any other form of storage) and to which Vendor is entitled at the Effective Date do not comprise part of the Assets and remain the property of Vendor. The proceeds from the sale therefrom shall accrue and belong to Vendor. Sales of Petroleum Substances shall be deemed to occur on a "first in, first out" basis. Vendor shall reimburse Purchaser for any reasonable charges paid by Purchaser to Persons for storage or sale of such inventory of Vendor, including costs of transporting such inventory to the point of sale and royalties payable in respect of such inventory, notwithstanding the provisions of Clause 3.7.1.

3.7.4 ACCOUNTS RECEIVABLE. Purchaser shall provide all reasonable assistance to Vendor with respect to the collection from others of any accounts receivable of Vendor which relate to the Assets and which accrued prior to the Effective Date.

3.7.5 CASH CALLS. In making adjustments pursuant to this Clause 3.7, Vendor shall be entitled to a credit for all cash call advances, operating funds, deposits and similar advances to operators of all or any of the Assets which stand to the credit of Vendor at the Closing Date and which are assigned to Purchaser at Closing, provided only that such cash call advances, operating funds, deposits and similar advances are identified in Schedule F hereto.

3.7.6 ARBITRATION. If the parties can not agree as to the adjustments referred to in Clause 3.7.1 (b) herein, the matter may be referred to arbitration by either Party for determination by one arbitrator in accordance with the ARBITRATION ACT OF ALBERTA.

3.7.7 OVERHEAD. From the Effective Date to Closing Date, Cabre, where operator, shall retain all overhead recoveries earned and the purchase adjustments shall include:

     i) Overhead chargeable, net to the assets acquired, pursuant to governing agreements; and

     ii) overhead of 10% on all expenses incurred by the operated Assets (which are not included above), as well as on any invoices paid by Vendor subsequent to Closing Date.

4.   CLOSING AND CONVEYANCE DOCUMENTS

4.1 TRANSFER OF POSSESSION. Possession of the Assets will pass from Vendor to Purchaser on the Closing Date and, for all other purposes, if Closing occurs, the transfer and assignment of the Assets from Vendor to Purchaser will be effective as of the Effective Date.


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4.2  PLACE OF CLOSING. Unless otherwise agreed in writing by the Parties,
Closing shall take place at the offices of Vendor at 1400, 700 - 9th Avenue, SW Calgary, Alberta, on the Closing Date.

4.3 CLOSING AND GENERAL CONVEYANCE DOCUMENTS. Vendor shall prepare, execute and deliver to Purchaser and Purchaser shall execute and deliver to Vendor on the Closing Date, a General Conveyances of the Assets in the form of Schedule "C" hereto, and use its best efforts to provide such other assignments, novations, transfers, trust agreements and documents, in registrable form to the extent applicable, respecting the Assets, as may be reasonably required by either Party, to complete the transfer of the Assets, provided no such document shall require Vendor to assume or incur any obligation or provide any representation or warranty beyond that contained in this Agreement. It shall not be necessary for any assignment and novation agreement to have been executed prior to or at Closing by parties thereto other than Vendor or Purchaser.

4.4 COST OF REGISTRATION. Purchaser shall bear all costs incurred in registering all Conveyance Documents relating to the Assets and all costs of preparing and registering any further Conveyance Documents Purchaser may reasonably require following Closing, including any fees or penalties which are levied, to the Purchaser or Vendor, due to the late or incorrect filing by the Purchaser. Vendor shall bear all costs of registering discharges of security interests registered against Vendor's interest in the Assets.

4.5 CIRCULATION OF CONVEYANCE DOCUMENTS. Purchaser shall be responsible for promptly:

     (b)  registering all such conveyance documents relating to the Assets;

     (c) obtaining all such novations from or giving notice to other Persons in respect thereof, and

     (d) providing written evidence to the Vendor of the execution of such novations by Persons thereto or written evidence of the forwarding of notice to other Persons where novations are not required.

4.6 SUBORDINATION OF AUXILIARY DOCUMENTS. All documents executed by the Parties and delivered pursuant to the provisions of this Article 4, or otherwise pursuant to this Agreement, are subordinate to the provisions hereof and the provisions hereof shall govern and prevail in the event of conflict.

4.7 REGISTRATION OF LEASES. Vendor, shall at the cost of Purchaser, submit for registration all Crown lease transfers, within two (2) weeks of Closing and provide to Purchaser written evidence of such registration. Vendor shall register at Purchaser's cost Well licence or pipeline transfers and change of Well name applications and provide Purchaser with written evidence of confirmation of such registration.

5.   PURCHASER'S REVIEW AND TITLE DEFECTS

5.1 ACCESS FOR INVESTIGATION. Vendor shall allow Purchaser and its employees, agents, legal counsel, accountants or other representatives, between the date of this Agreement and the Closing Date, to have access during normal business hours of Vendor to the premises of Vendor and at the location of the Assets in order to inspect:

     (a) all the books, accounts, and other production data of Vendor relating to the operations of and revenues resulting from the operation of the Assets in Vendor's possession;

     (b) Documents of Title, material correspondence, title opinions (if any) and technical operating data of Vendor pertaining thereto; and

     (c)  the tangible portion of the Assets;

to enable Purchaser to carry out its due diligence, subject always to contractual restrictions imposed upon Vendor relating to disclosure. Provided Closing occurs, Vendor shall deliver the information referred to in Clause 5.1(b) to Purchaser within ten (10) days following the Closing Date.

5.2 NOTICE OF TITLE DEFECTS. Purchaser shall undertake a title review of the Assets. As soon as reasonably practicable after completion of its title review and, in any event, no later than ten (10) Business Days prior to the Closing Date, Purchaser shall give Vendor written notice of all defects and omissions which, in the reasonable opinion of Purchaser, materially and adversely affect the title of Vendor to the Assets and which Purchaser does not waive (all of which are referred to as "Title Defects"). Title Defects do not include the Permitted Encumbrances unless Purchaser is of the opinion the royalty burdens or other encumbrances listed in Schedule "A" under the heading "Encumbrances". are incorrectly described. Such notice shall include a description of each Title Defect and the interest affected thereby and to the extent reasonably possible, Purchaser's requirements for the rectification or curing thereof. Failure to include any Title Defects in a written notice when required, shall be deemed to be a waiver of such Title Defects.

5.3 CURING TITLE DEFECTS. Prior to the Closing Date, Vendor shall diligently make reasonable efforts to cure or remove all Title Defects of which Purchaser has notified Vendor.

5.4 FAILURE TO REMOVE TITLE DEFECTS. If any Title Defects are not cured or removed at or before three (3) Business Days prior to the Closing Date, Purchaser may elect on or before two (2) Business Days prior to the Closing Date to:

     (a) with the agreement of the Vendor, grant a further period of time within which Vendor may cure or remove the uncured Title Defects; or

     (b)  waive the uncured Title Defects and proceed with Closing; or

     (c) not purchase at Closing those Assets affected by the uncured Title Defects which Purchaser does not waive, in which event the Purchase Price be reduced with the values determined in accordance with Clause
          5.5 (EXCEPT AS PROVIDED IN CLAUSE 12.2(a)) and Purchaser shall proceed with Closing with respect to those Assets not affected by Title Defects which Purchaser does not waive, or

     (d) terminate this Agreement and not proceed with Closing, but only where the value of the uncured Title Defects in the aggregate exceeds TWENTY-FIVE (25%) PERCENT of the Purchase Price, with the values determined in accordance with Clause 5.5.

Failure by Purchaser to elect and give notice of election shall be deemed conclusively to be an election to waive all Title Defects. NOTWITHSTANDING THE PROVISIONS SET FORTH IN CLAUSE 3.5, IN THE EVENT THE TITLE DEFECTS EXCEED TWENTY-FIVE (25%) PERCENT OF THE PURCHASE PRICE AND THE PURCHASER ELECTS NOT TO PROCEED WITH CLOSING, THE DEPOSIT SHALL BE RETURNED TO THE PURCHASER.

5.5 DETERMINATION OF TOTAL VALUE AMONG ASSETS FOR TITLE DEFECTS. If it is necessary to allocate value to any particular portion of the Assets for the purposes of Clause 5.4(c), 5.4(d) or Clause 6.3, the Parties shall allocate a value they can agree upon, acting reasonably. Failing such agreement, then within three (3) Business Days of notice being given by one Party to the other:

     (a) each of them shall provide to the other, at the same time, a written statement separately setting forth its proposed value in respect of each of the affected Assets ("Affected Assets"); and

     (b) each Party shall submit the determination of the value of the Affected Assets to a mutually chosen third party engineering firm (the "Evaluator"), together with written instructions that:

          i) the Evaluation, in accordance with good engineering and evaluation practices, select a value for each of the Affected Assets from and based only upon the values submitted by the Parties; and

          ii) such evaluation must be completed within five (5) Business Days from the date of submission.

The fees and other costs to be paid to the Evaluator in respect to the services performed by it shall be borne in equal shares between Vendor and Purchaser. Notwithstanding other provision in this Agreement concerning the Closing Date, if a value is to be determined by the Evaluator and the Evaluator's decision has not been received by the Parties on or before two (2) Business Days prior to the Closing Date, then the Closing Date shall be extended automatically to two
(2) Business Days after the Evaluator's decision has been given to the Parties. Provided, however, if a Party fails to provide a determination of value to the Evaluator together with its written instructions as set out herein, then the Evaluator shall select the other Party's determination of value and the transaction shall proceed on the Closing Date.

5.6 CURED TITLE DEFECTS. Notwithstanding the reduction of the Purchase Price pursuant to Clause 5.4(c), the Purchaser agrees that in the event Vendor is able to cure or rectify a Title Defect with respect to any particular portion or portions of the Assets (each a "Cured Asset") within a period of sixty (60) days after the Closing Date, Purchaser shall purchase Cured Asset from Vendor at a date ninety (90) days from the Closing Date at the price by which the Purchase Price was so adjusted. Purchaser has no obligation to purchase any such Cured Asset where, in the opinion of Purchaser acting reasonably, the value of such Cured Asset has declined or been diminished in the intervening period as a result of new Title Defects or physical damage or loss of such Cured Asset.

6.   RIGHTS OF FIRST REFUSAL

6.1 RIGHTS OF FIRST REFUSAL. The Parties acknowledge that some of the Assets may be subject to Rights of First Refusal or material consents. Purchaser may not waive the existence or operation of any Right of First Refusal and shall provide Vendor with its bona fide allocations of the portion of the Purchase Price allocated to the Asset subject to a Right of First Refusal. Thereafter, Vendor shall promptly serve all notices required by the applicable Right of First Refusal utilizing Purchaser's allocations, if they are reasonable. Purchaser shall, if requested by Vendor, provide access to such information, analysis and calculations as may be necessary to justify such allocations. Each such notice shall include particulars of this transaction and a request for a waiver of the applicable Right of First Refusal.

6.2 EFFECTS OF RIGHTS OF FIRST REFUSAL. Notwithstanding anything to the contrary, express or implied, Purchaser acknowledges and agrees that if any such Rights of First Refusal are exercised by any other Person, then:

     (a) the Assets subject thereto shall be excluded from this Agreement, without any liability of either Party to the other, and the Purchase Price shall be adjusted downward by the aggregate amount by which such Assets are purchased by such Persons pursuant to the agreements granting the Rights of First Refusal;

     (b) the Purchase Price shall be reallocated among the Petroleum and Natural Gas Rights, Tangible Interests and Miscellaneous Interests as required; and

     (c) the items "Assets", "Lands", "Documents of Title", "Miscellaneous Interests", "Petroleum and Natural Gas Rights" and "Tangible Interests" shall be construed as meaning only that portion of the subject matter of these terms with respect to which Closing occurs.

6.3 RIGHT OF TERMINATION. In the event the value of the Assets subject to exercised Rights of First Refusal or for which material consents have been received exceeds thirty-five (35%) percent of the Purchase Price, then Purchaser may terminate this Agreement by written notice to Vendor. In such case, neither Party shall have any further obligation under this Agreement to the other except for those specified in Article 9.

     NOTWITHSTANDING THE PROVISIONS SET FORTH IN CLAUSE 3.5, IN THE EVENT THE VALUE OF THE RIGHTS OF FIRST REFUSAL WHICH ARE EXERCISED BY THIRD PARTIES, EXCEED THIRTY-FIVE (35%) PERCENT OF THE PURCHASE PRICE AND THE PURCHASER ELECTS NOT TO PROCEED WITH CLOSING, THE DEPOSIT SHALL BE RETURNED TO THE PURCHASER.

7.   CLOSING CONDITIONS

7.1 PURCHASER'S CONDITIONS. The obligation of Purchaser to complete the purchase of the Assets on the Closing Date, shall be subject to the fulfilment of each of the following conditions precedent by the times set forth below or if not stated, at, or prior to, the Closing Date:

     (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICER'S CERTIFICATE. All of the representations and warranties of Vendor made in this Agreement shall be true and correct in all respects as of the Closing Date, and Vendor shall have delivered to Purchaser officer's certificates in the form of Schedule "B" and dated as of the Closing Date;

     (b) MATERIAL COMPLIANCE BY VENDOR. Vendor shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

     (c) DELIVERY OF CONVEYANCE DOCUMENTS. Vendor shall have executed and delivered to Purchaser the Conveyance Documents;

     (d) ENVIRONMENTAL MATTERS. On or before close of business on the fifth Business Day prior to the Closing Date, Purchaser shall have satisfied itself, acting reasonably, that no outstanding material Environmental Damage is associated with the Assets. Unless written notice of outstanding material Environmental Damage is given by Purchaser to Vendor on or prior to the third Business Day prior to the Closing Date, Purchaser shall be deemed to have satisfied itself in respect of Environmental Damage. Vendor shall not be required to conduct or pay for any environmental audit, but, if Purchaser elects to conduct its own environmental audit, it shall provide a copy of such report, without charge, to Vendor;

     (e) NO SUBSTANTIAL DAMAGE. From the Effective Date to the Closing Date, no substantial physical damage shall have occurred to the Assets which would have a material adverse effect on the aggregate value of the Assets;

     (f) NO SECURITY INTERESTS. Purchaser receiving registrable discharges or letters of no interest from the respective lender in respect of any and all security interests which are registered against the Assets, or any part thereof, and which are not to be assumed by Purchaser; and

     (g) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired prior to the Closing Date, after proper notice being given.

The foregoing conditions are inserted for the sole benefit of Purchaser. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Purchaser may terminate this Agreement by notice to Vendor, and in that event Purchaser shall be released from all obligations, other than those specified in Article 9, and unless Purchaser can show that the condition or conditions, the non-performance thereof by Vendor has caused Purchaser to terminate this Agreement, are or were reasonably capable of being performed by Vendor, then Vendor shall also be released from all obligations, except those specified in Article 9; provided that any condition may be waived in writing, in whole or in part, by Purchaser without prejudice to its right of termination in the event of non-fulfilment of any other condition or conditions. After the Closing Date, Purchaser may not rescind or terminate this Agreement and Purchaser's remedies, if any, shall be limited to damages:

7.2 VENDOR'S CONDITIONS. The obligation of Vendor to complete the sale of the Assets on the Closing Date shall be subject to the fulfilment of each of the following conditions precedent at or prior to the Closing Date:

     (a) MATERIAL COMPLIANCE OF REPRESENTATIONS AND WARRANTIES AND OFFICERS' CERTIFICATE. All of the representations and warranties of Purchaser made in this Agreement shall be true and correct in all material respects as of the Closing Date, and Purchaser shall have delivered to Vendor an officer's certificate in the form of Schedule "B" and dated as of the Closing Date;

     (b) MATERIAL COMPLIANCE BY PURCHASER. Purchaser shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the Closing Date;

     (c) DELIVERY OF DOCUMENTS. Purchaser shall have executed and delivered to Vendor at least one copy of the Conveyance Documents;

     (d) TENDER OF PURCHASE PRICE. Purchaser shall have tendered to Vendor, in the form stipulated herein, the Purchase Price together with an amount equal to the Interim Adjustments payable to Vendor;

     (e) RIGHTS OF FIRST REFUSAL. No Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been exercised by the holder thereof or having been waived by the holder thereof or having expired at least seven (7) days prior to the Closing Date, after proper notice being given.

The foregoing conditions are inserted for the sole benefit of Vendor. In the event that any of the foregoing conditions are not fulfilled or met at or prior to the Closing Date, Vendor may terminate this Agreement by notice to Purchaser, and in that event Vendor shall be released from all obligations, except those specified in Article 9, and unless Vendor can show that the condition or conditions the non-performance thereof by Purchaser has caused Vendor to terminate this Agreement, are or were reasonably capable of being performed or caused to be performed by Purchaser, then Purchaser shall also be released from all obligations except those specified in Article 9; provided that any condition may be waived in whole or in part by Vendor without prejudice to its right of termination in the event of non-fulfilment of any other conditions. After the Closing Date, Vendor may not rescind or terminate this Agreement and Vendor's remedies, if any, shall be limited to damages.

7.3 DILIGENCE WITH RESPECT TO CONDITIONS. Each Party shall proceed diligently, honestly and in good faith and use reasonable efforts in order to satisfy its respective conditions set forth in Article 7.

8.   MAINTENANCE OF ASSETS

8.1 LIMITATIONS ON VENDOR. From the Effective Date hereof until the Closing Date, and after the Closing Date, until Purchaser is novated into any Documents of Title governing the Assets and, to the extent the nature of Vendor's interest permits and subject always to all terms and conditions of the Documents of Title, Vendor:

     (a) shall, to the extent it is operator of the Assets, maintain and operate the Assets in a proper and prudent manner in accordance with generally accepted oil and gas practices and procedures, provided that Vendor shall have no responsibility to maintain or obtain insurance with respect to the Assets from and after Closing;

     (b)  shall not, without the prior written consent of Purchaser:

          i) voluntarily assume or initiate any obligation, or make any commitment with respect to the Assets, the Vendor's share of which with respect to any single item is estimated to exceed twenty-five thousand Dollars ($25,000.00) or with respect to any project or proposal, if Vendor's share of the cost of the project or proposal is estimated to exceed twenty-five thousand Dollars ($25,000.00);

          ii)  surrender or abandon any of the Assets;

          iii) amend any Document of Title or enter into any new agreement of a material nature, respecting the Assets;

          iv) sell any of the Assets, except sales of the production of Petroleum Substances in the ordinary course of business;

          v)   except for Permitted Encumbrances, encumber any of the Assets; or

          vi) exercise any Rights of First Refusal or area of mutual interest option arising out of the Assets.

except Vendor may without the prior written consent of Purchaser exceed the guidelines set forth in Clause 8.1 (b) i), if reasonably required to protect life or property in an emergency situation, to comply with laws or to preserve the value of the Assets if proper and prudent and in accordance with generally accepted oil and gas practices and procedures, in which case, Vendor shall promptly notify Purchaser of such action and the estimated cost thereof.

8.2 LIMITATION ON PURCHASER. Until the Closing Date, Purchaser shall not be entitled to propose to Vendor, or to cause Vendor to propose to others, the conduct of any operations, or the exercise of any right or option in relation to the Assets, except with the written consent of Vendor which may be withheld at Vendor's sole discretion. Vendor shall give prompt notice of any proposal made to it to Purchaser.

8.3 AFTER CLOSING. After Closing and until novation is completed with respect to the applicable Documents of Title governing any particular Asset, the following shall apply with respect to those Assets for which novation is not completed:

     (a) Vendor shall promptly forward to Purchaser all information and documents it receives from others with respect to such Assets;

     (b) Vendor shall promptly remit to Purchaser, after having received from others, all revenues (less expenses paid by Vendor), which have accrued after the Effective Date in respect of such Assets; and

     (c) Vendor shall make such elections and respond to all notices received in respect of such Assets in accordance with the instructions of Purchaser, provided Vendor may, but shall not be obliged to, follow instructions it reasonably believes to be harmful or unlawful or in conflict with the applicable agreement.

     (d) In a timely manner, Purchaser shall provide Vendor with copies of any information, etc., pertaining to Alberta gas cost allowance which it has filed for the year ending December 31, 2000.

8.4 RATIFICATION OF VENDOR'S ACTIONS. From and after the Effective Date and until Purchaser is novated into such Documents of Title, Vendor shall be deemed to be agent of Purchaser and Purchaser ratifies all actions taken or lack of action taken by Vendor in connection with the Assets on behalf of Purchaser in accordance with the terms and provisions of this Agreement other than those actions for which Vendor has been grossly negligent or where Vendor is guilty of wilful misconduct. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or wilful misconduct if done or omitted in accordance with the instructions or written concurrence of Purchaser.

8.5 PURCHASER LIABILITY AND INDEMNITY TO VENDOR. If Closing occurs, Purchaser hereby agrees:

     (a) to be liable to Vendor, its directors, agents and employees, for all losses, costs, damages and expenses which Vendor, its directors, agents or employees, may suffer, sustain, pay or incur; and, in addition

     (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all liabilities, losses, costs (including legal costs on a solicitor/client basis), claims, damages and expenses which may be brought against or suffered by Vendor or its directors, agents or employees, in relation to operations as a result of Vendor maintaining the Assets from and after the Effective Date as agent for Purchaser pursuant to this Article 8, provided such liability, loss, cost (including legal costs on a solicitor/client basis), claim, damage, or expense is not a direct result of the gross negligence or wilful misconduct of Vendor, its directors, agents or employees. Any act or omission of Vendor, its directors, agents or employees, shall not be considered gross negligence or wilful misconduct if done or omitted in accordance with the instructions or concurrence of Purchaser.

9.   CONFIDENTIALITY OF PURCHASER

9.1 CONFIDENTIALITY. Until the Closing Date, or in the event of termination of this Agreement without consummation of the transactions contemplated herein, Purchaser shall keep confidential all information respecting the Assets obtained from Vendor. Such confidential information respecting the Assets shall be used only for the purposes of this acquisition and disclosed only to those of its employees, agents, legal counsel, accountants or other representatives on a "need to know" basis. Upon Closing, Purchaser's rights to use or disclose such information shall be subject only to confidentiality provisions contained in any operating or other existing agreements that may apply thereto in respect of the Assets. Any information obtained as a result of such access which does not relate to the Assets shall continue to be treated as confidential and shall not be used by Purchaser without the prior written consent of Vendor. The restrictions on disclosure and use of information obtained in connection with this Agreement shall not apply to information, to the extent it:

     (a) is or becomes publicly available through no act or omission of Purchaser or its employees, agents, consultants, advisors or other representatives;

     (b) is subsequently obtained lawfully from a Person who, after reasonable inquiry, Purchaser does not know is bound to Vendor to restrict the use or disclosure of such information;

     (c) is already in Purchaser's possession at the time of disclosure, without any restriction on its disclosure; or

     (d) is required to be disclosed pursuant to the applicable legislation, regulations, or rules or by the direction of any court, tribunal or administrative body having jurisdiction.

Specific items of information shall not be considered to be in the public domain merely because more general information respecting the Assets is in the public domain.

9.2 PURCHASER'S REPRESENTATIVES. If Purchaser employs consultants, advisors or agents to assist in its review of the items listed in Clause 5.1, Purchaser shall be responsible to Vendor for ensuring that such consultants, advisors and agents comply with the restrictions on the use and disclosure of information set forth in Clause 9.1 and Purchaser shall be liable to Vendor for all damages, costs or expenses Vendor may suffer or incur as a result of any unauthorized use or disclosure of such confidential information in contravention of this Clause 9.2 by such representatives of Purchaser.

9.3 RETURN OF CONFIDENTIAL INFORMATION. If Closing does not occur and this Agreement is terminated, then all documents, working papers and other written material obtained from Vendor in connection with this Agreement shall be returned to Vendor forthwith. No copies of such information are to be retained by Purchaser.

9.4 CONFIDENTIALITY AGREEMENT. The obligations of the Purchaser pursuant to this Article are in addition to and not in substitution for the obligations of the Purchaser under the certain confidentiality agreement made as of February 3, 2000 between the Vendor and the Purchaser with respect to information pertaining to the Assets.

10.  REPRESENTATIONS AND WARRANTIES OF VENDOR

10.1 REPRESENTATIONS AND WARRANTIES OF VENDOR. Vendor hereby represents and warrants to Purchaser that:

     (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

     (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into and execute this Agreement, to sell the Assets and to perform its other obligations under this Agreement;

     (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, its charter, bylaws or similar constating documents of Vendor, or any provision of any agreement or instrument of a material nature to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulations applicable to it and of which it is aware is in effect in Alberta, except requirements of Documents of Title to obtain consents of other Persons who are parties thereto to the sale of the Assets pursuant hereto;

     (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

     (e) FINDER'S FEES. It has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Purchaser shall have any obligation or liability;

     (f) LAWSUITS. To its Knowledge, based upon an examination of its records, no suit, action or other proceeding is in existence, pending or threatened against or by it before any court or governmental agency which would materially adversely affect, Vendor's title to or ownership of the Assets or the values of the Assets;

     (g) CANADIAN RESIDENT. It is not a non-resident of Canada within the meaning of the Income Tax Act (Canada);

     (h) ENCUMBRANCES. The Assets will, to its Knowledge, at the Closing Date, be free and clear of all liens, encumbrances and adverse claims created by, through or under it except for the Permitted Encumbrances, those Title Defects waived by Purchaser and as otherwise set out on Schedule "A" hereto;

     (i) KNOWLEDGE OF DEFAULT. To its Knowledge based upon an examination of its records, it has not received notice of any material default under any Documents of Title which default is continuing as of the Closing Date and where such default would adversely impact upon the value of the Assets or any part thereof or subject the Documents of Title to cancellation or termination;

     (j) PRODUCTION CONTRACTS. Except as set forth in Schedule "E", there are no production sales agreements or arrangements under which it, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person, other than contracts which are terminable on less than thirty-two (32) days' notice;

     (k) TAKE OR PAY AMOUNT. To its Knowledge, there are no Take or Pay Amounts outstanding as of the Effective Date;

     (l) REDUCTION OF INTEREST. Except for Permitted Encumbrances and as disclosed in the Documents of Title, to its Knowledge, the Petroleum and Natural Gas Rights are not subject to reduction by virtue of the conversion or other alteration of the interest of any Person under existing agreements created by, through or under Vendor;

     (m) GOOD STANDING UNDER AGREEMENTS. To its Knowledge based upon an examination of its records, it is not in breach in any material respect under any material agreements and instruments having application to the Assets or any part thereof to which it is a party or is bound;

     (n) NET CARRIED INTERESTS. Except as disclosed in the Documents of Title, to its Knowledge based upon an examination of its records, there are no carried interests whereby it is obligated to pay a share of the costs associated with any of the Assets attributable to the interest of another Person;

     (o) PRODUCTION PENALTY. Except as disclosed in Schedule "A", to its Knowledge based upon an examination of its records, the Wells related to the Lands are not subject to a production penalty (under Article X of CAPL Operating Procedure) whereby the production proceeds allocable to Vendor's interest are payable to a third party until an amount calculated in respect of certain costs and expenses paid by such third party are recovered by such third party;

     (p) QUIET ENJOYMENT. Subject to the other representations of Vendor pursuant hereto and to the rents, covenants, conditions and stipulations in the Documents of Title reserved and contained on the lessee's or holder's part thereunder to be paid, performed and observed, Purchase may enter into and upon and hold and enjoy the Assets for the residue of their respective term thereof for its own use and benefit without any lawful interruption of or by Vendor or any other Person claiming by, through or through Vendor except pursuant to or in respect of Permitted Encumbrances and those Title Defects waived by Purchaser;

     (q) PAYMENT OF TAXES. To its Knowledge based upon an examination of its records, all ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Petroleum Substances from the Lands or the receipt of proceeds therefrom payable by it to the Effective Date have been paid and discharged;

     (r) LAWS. To its Knowledge, it has not received notice of default in any material respect of any decrees, statutes and regulations of governmental authorities which relate to the Assets, the default or failure of which would have a material adverse effect on the value of the Assets or any part thereof;

     (s) JUDGEMENTS AND LAWS. To its Knowledge, Vendor is not in default of any judgement, order, writ, injunction or decree of any court, government department, commission or other administrative agency and it is, to its Knowledge, substantially complying, in all material respects, with all decrees, statutes and regulations of governmental authorities, the default or failure of which by it would have an adverse effect on the value of the Assets or any part thereof;

     (t) ENVIRONMENTAL MATTERS. To its Knowledge, based upon an examination of its records, it has not received:

          i) any orders or directives which relate to environmental matters and which require any work, repairs, construction or capital expenditures with respect to the Assets;

          ii) any demand or notice with respect to the breach of any environmental law applicable to the Assets, including, without limitation, any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants; or

          iii) notice from the operator advising of operator's non-compliance with any laws applicable to the Assets including without limitation any regulations respecting the use, storage, treatment, transportation or disposition of petroleum substances or contaminants;

          which orders, directives, demands or notices remain outstanding as of the Closing Date;

     (u) ENVIRONMENTAL CLAIMS. To its Knowledge base upon an examination of its records, Vendor has not received any notice of any claim by any third party (including governmental authorities) of pollution or other Environmental Damage arising from drilling, production or similar operations on the Lands or lands pooled or unitized therein or of any claim requesting that any action be taken to prevent pollution or other Environmental Damage from drilling, production or other operations on the Lands or lands pooled or unitized therewith which notice or claim remains outstanding as of the date hereof;

     (v) OIL AND GAS FIELD PRACTICE. To its Knowledge, where Vendor was the operator at the relevant time, the Wells related to the Lands have, in all material respects, been drilled and if completed, completed and if abandoned, abandoned in compliance with all statutes, rules and regulations existing at the relevant time;

     (w) RIGHTS OF FIRST REFUSAL. To its Knowledge, based upon an examination of its records, no Rights of First Refusal relating to the Assets shall remain in effect as of the Closing Date, either having been waived or exercised by the holder thereof or having expired after proper notice being given;

     (x) OUTSTANDING AFE'S. Other than as disclosed in Schedule "F", there are no authorizations for expenditures or other financial commitments or expenditures approved by it or payable by it with respect to the Assets pursuant to which amounts in excess of twenty-five thousand Dollars ($25,000.00) may become payable after the date hereof and there are no outstanding cash calls in excess of twenty-five thousand Dollars ($25,000.00) with respect to the Assets;

      (y) DISCLOSURE OF DOCUMENTS. To its Knowledge, all documents and agreements affecting the title to the Assets or production of revenue from the Assets will have been made available by Vendor to Purchaser;

      (z) ROYALTIES. All royalties payable by Vendor in respect of the Petroleum and Natural Gas Rights have been properly paid as of the Effective Date.

10.2 NO WARRANTY OF TITLE. Except as specifically set forth Article 10, Vendor does not warrant title to the Assets or purport to convey any better title than it now has or is entitled to receive.

10.3 NO OTHER VENDOR WARRANTIES. Vendor makes no warranty whatsoever except as and to the extent set forth in Clause 10.1. Without limiting the generality of the foregoing, Vendor does not make any representation or warranty with respect to:

      (a) the quality, quantity or recoverability of the Petroleum Substances within or under the Lands or any lands pooled or unitized therewith;

      (b)  the value of the Assets or the future revenues applicable thereto;

      (c)  any economic evaluations respecting the Assets; or

      (d) the quality, condition, merchantability or serviceability of all or any of the Tangible Interests, or their suitability for any particular purpose.

11.   REPRESENTATIONS AND WARRANTIES OF PURCHASER

11.1 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Vendor that:

      (a) STANDING. It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and in good standing under the laws of the jurisdiction in which it is required to be registered in order to hold the Assets;

      (b) REQUISITE AUTHORITY. It has all necessary corporate power, authority and capacity to enter into this Agreement and to purchase and pay for the Assets, on the terms described herein and to perform its other obligations under this Agreement;

      (c) NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate nor be in conflict with its charter, bylaws or similar constating documents of it, or any provision of any agreement or instrument to which it is a party or is bound, or any judgement, decree, order, statute, rule or regulation applicable to Purchaser in effect in Alberta of which it is aware;

      (d) EXECUTION AND ENFORCEABILITY OF DOCUMENTS. This Agreement has been duly executed and delivered by it and all other documents required hereunder to be executed and delivered by it at Closing pursuant hereto shall be duly executed and delivered. This Agreement does, and such documents will, constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, subject to the qualification that their enforceability may be limited by rules of equity and by insolvency, bankruptcy and other laws of general application affecting the enforcement of creditors' rights;

      (e) FINDER'S FEES. It has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which Vendor shall have any obligation or liability;

      (f) THE INVESTMENT CANADA ACT. Either it is not a "non-Canadian" as such term is defined in The Investment Canada Act, or, if it is such "non-Canadian", then either the transaction herein is not notifiable or reviewable under such Act or such Party will make application to satisfy the requirements of such Act so that the transaction herein provided for may be completed on the Closing Date without contravention of the Act;

      (g) PURCHASER AS PRINCIPAL. It is acquiring the Assets in its capacity as a principal;

      (h) FINANCING CAPABILITY OF PURCHASER. It either now has or will have at Closing sufficient funds to close the transactions hereby contemplated upon the Closing Date, and

      (i) COMPETITION AND SECURITIES ACTS. It has complied with the Competition Act (Canada) and the relevant Securities Acts to the extent applicable to the transaction herein;

      (j) TRANSFER OF WELL LICENCES. To its Knowledge, Purchaser is not in breach of any orders or directives of the Alberta Energy Utilities Board ("AEUB"), nor is Purchaser aware of any other matter, which would result in an undue delay or an inability to register the transfer of well licences for the Wells.

11.2 PURCHASER'S OWN EXAMINATION AND EVALUATION. Without detracting from Purchaser's reliance on Vendor's representation and warranties in Clause 10.1, Purchaser acknowledges that as of the Closing Date it will have made its own independent investigation, analysis, evaluation and inspection of Vendor's interest in the Assets, including a review of Vendor's title thereto and the state and condition thereof, and will have relied on its own investigation, analysis, evaluation and inspection as to its assessment of the condition, quantum and value of the Assets and Vendor's title thereto.

11.3 OPERATORSHIP. Purchaser acknowledges that nothing in this Agreement shall be construed to be an assurance by Vendor that Purchaser will be able to serve as operator of any of the Assets, whether or not such Assets are presently operated by Vendor provided that Vendor shall cooperate and provide reasonable assistance to Purchaser in becoming operator of the Assets.

11.4 GAS COST ALLOWANCE. Vendor and Purchaser shall co-operate in the timely preparation of gas cost allowance filings which may be required of the parties from time to time. Purchaser agrees to do such reasonable things in a timely manner, as Vendor may request, to provide to Vendor or to the Crown information required by Vendor by such filings.

12.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

12.1 DATES REPRESENTATIONS AND WARRANTIES APPLY. The representations and warranties of the Parties set forth in Clauses 10.1 and 11.1 shall be true or performed, as the case may be, as at the Effective Date and the Closing Date.

12.2 LIMITATION OF LIABILITY. The representations and warranties contained herein shall survive the Closing Date, notwithstanding the Closing and delivery of any covenants, representations and warranties in any other agreements prior or subsequent thereto, and shall remain in full force and effect for the benefit of Purchaser with respect to Clause 10.1 and for the benefit of Vendor with respect to Clause 11.1, but no claim or action in respect of any breach of such representation or warranty shall be made unless the Party making such claim or bringing such action has given notice of such claim (including reasonable particulars of the misrepresentations or breach) to the other within twelve (12) months following the Closing Date. Notwithstanding any other provision of this
Agreement:

      (a) a Party shall not be entitled to any payment from the other Party for breach of any covenants, representations or warranties referred to in Clauses 10.1 and 11.1 for misrepresentation pursuant to this Agreement or for indemnification pursuant to Clause 13.1, unless a claim(s) by such Party exceeds in aggregate Two Thousand Five Hundred Dollars ($2,500.00); and

      (b) the maximum aggregate liability of Vendor to Purchaser for any breaches of any covenants, representations or warranties referred to in Clause 10.1, for misrepresentation pursuant to this Agreement and in respect of any claims for indemnity pursuant to Clause 13.1, shall not in any event exceed the Purchase Price, except in the event of fraud on the part of the Vendor.

12.3 KNOWLEDGE BY PURCHASER. Purchaser shall have no remedy or cause of action for a breach of representation or warranty for any circumstance, matter or thing actually known to Purchaser, with Knowledge as defined in Clause 1.1(q).

12.4  NOT TRANSFERABLE. The representations and warranties set forth in Clauses
10.1 and 11.1 are made for the exclusive benefit of Purchaser and Vendor, as the case may be, and are not transferable and may not be the subject of any rights of subrogation in favour of any other Person.

13.   INDEMNITY

      13.1 INDEMNITY OF VENDOR. Subject to Clauses 12.2 and 13.4, Vendor shall indemnify Purchaser and its directors, employees and agents from and against all Losses which Purchaser, its directors, employees or agents, pays or pay to third parties as a consequence of a breach, as of the Closing Date, of any representations and warranties of Vendor contained in Clause 10.1 of this Agreement, excepting any Losses, if and to the extent caused by the gross negligence or wilful default of Purchaser, its successors, agents or assigns. The indemnity granted by Vendor in this Clause 13.1 is not a title warranty and does not provide an extension of any representation or warranty contained in Clause 10.1 or any additional remedy with regard to the breach by Vendor of any representation or warranty. Furthermore, the indemnity of Vendor to Purchaser granted pursuant to this Clause 13.1 shall only apply to claims of indemnity made by Purchaser to Vendor by giving written notice to Vendor within twelve
            (12) months following the Closing Date and, in any event, the maximum aggregate liability and indemnity of Vendor to Purchaser for Losses suffered by Purchaser pursuant hereto and as a result of any breaches of any representations or warranties shall not exceed the Purchase Price, except in the event of fraud on the part of the Vendor.

13.2 PURCHASER'S LIABILITY AND INDEMNITY TO VENDOR. If Closing occurs and in addition to indemnity under Clause 8.5, Purchaser hereby agrees:

      (a) to be liable to Vendor, its directors, agents and employees, for all Losses which Vendor, its directors, agents or employees, pay, suffer, sustain or incur, and, in addition

      (b) to indemnify and save harmless Vendor, its directors, agents and employees, from and against all Losses which may be brought against or suffered by Vendor, its directors, agents or employees.

in relation to the Assets and arising out of or in connection with operations which arise on or subsequent to the Effective Date, excepting any Losses if, and to the extent, caused by the gross negligence or wilful default of Vendor or its agents or arise as a result of a breach by Vendor of any of the terms of this Agreement.

13.3 PURCHASER'S ASSUMPTION OF ENVIRONMENTAL DAMAGE AND ABANDONMENT AND RECLAMATION OBLIGATION. Purchaser acknowledges that it has been given the opportunity to inspect the Assets prior to

Closing Date; that it is familiar with the condition of the Assets, and that it is acquiring the Assets on an "as is" basis. Upon the Effective Date, Purchaser assumes the entire responsibility and liability for all Losses which Vendor may suffer, sustain or incur, and, in addition shall indemnify and save harmless Vendor and its directors, employees and agents from and against all Losses which may be brought against Vendor or which Vendor, its directors, employees or agents, may suffer, sustain or incur in connection with or as a result of each and every act or omission, matter or thing related to the Assets done, omitted, occurring or accruing on, prior to or subsequent to the Effective Date with respect to any Environmental Damage or any Abandonment and Reclamation Obligation and without regard to how to who caused such Losses, except, subject to the provisions of Clause 12.2 to the extent that same relate to inaccuracies or failure of the representations and warranties set forth in Clause 10.1.

13.4 LOSSES. For the purpose of this Article 13, "Losses" means losses, costs, claims, damages, expenses and liabilities and includes, without limitation, legal costs on a solicitor and client basis.

14.   ONGOING COVENANTS OF PURCHASER

14.1 DOCUMENTS OF TITLE. On and after the Closing Date, Purchaser agrees with Vendor it shall be bound by, observe and perform, as they become due, all covenants, obligations and liabilities respecting the Assets, including, without limitation, the performance of all obligations of Vendor under the Documents of Title and other agreements respecting the Assets.

14.2 VENDOR'S ACCESS TO RECORDS. On and after the Closing Date, Purchaser hereby agrees to allow Vendor, its employees, agents, legal counsel, accountants and other representatives, to have access to the premises of Purchaser during normal business hours of Purchaser in order to inspect and take copies of such information delivered by Vendor to Purchaser in accordance with Clause 5.1, if reasonably required by Vendor, in connection with any joint venture or Crown audit, any potential or threatened legal or administrative proceeding by or against Vendor in relation to the Assets, or to enable Vendor to comply with a law or the requirement of any governmental authority. Nothing herein shall prevent Vendor from making and retaining copies of any such documents at any time. Vendor shall hold all information and documents confidential and that same shall only be used by Vendor for the purpose specified by Vendor.

14.3 INITIATION OF AUDITS. On and after the Closing Date up until Final Adjustments are made, Purchaser shall advise Vendor of the initiation and results of any joint venture or Crown audit in relation to the Assets to the extent it relates to any matters accruing prior to the Effective Date.

15.   NO MERGER

15.1 NON-MERGER. The representations and warranties set forth in Clauses 10.1 and 11.1 and the indemnity set forth in Article 13 and the covenants in Article 14 shall be deemed to apply to all assignments, transfers and other Conveyance Documents and there shall not be any merger of any representation, warranty, indemnity or covenant in such assignments, transfers or other Conveyance Documents, notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived.

16.   NOTICE

16.1 METHOD OF NOTICE. Any notice, communication or other document (hereinafter called "Notice") required or permitted to be given under this Agreement by one Party to the other shall be in writing and shall be sufficiently given and received if:

     (a) personally served on the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2, at the time of actual delivery, or, if delivered by hand to a responsible Person at the address of the Party to which such Notice is directed, two (2) hours following delivery to such Party; provided that if such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party;

     (b) sent by telecopy (or by any other like method of telefacsimile by which a written message may be sent) and directed to the Person to whose attention the Notice is to be addressed pursuant to Clause 16.2 at that Party's telecopier number set forth below, and such Notice so given shall be deemed to have been received by the recipient, if the time of transmission is stated, two (2) hours following the time so stated; provided that if such time of deemed receipt is not within the normal business hours of the recipient Party, then such Notice shall be deemed received at the next commencement of business on a day that business is normally conducted by the recipient Party; or

     (c) mailed by first class registered post, postage prepaid, to the other Party (such Notice so served shall be deemed to have been received by the recipient Party on the fourth (4th) Business Day of such recipient Party following the date of mailing thereof); provided that in the event of an actual or threatened postal strike or other labour disruption that may affect the mail service, Notices shall not be mailed.

16.2 ADDRESS FOR NOTICE. The address for Notice for each of the Parties shall be as follows:

     VENDOR:                            PURCHASER:
     Cabre Exploration Ltd.             Westlinks Resources Ltd.
     P.O. Box 630, Station "M"          370, 800 - 6 Avenue SW
     Calgary, Alberta                   Calgary, Alberta
     T2P 2J3                            T2P 3G3

      Attention: Vice President,                         Attention: Land Manager
      Land and Contracts
      Fax: (403) 262-5908 FAX:                           (403) 261-2704

16.3 CHANGES ADDRESS FOR NOTICE. Any Party may, from time to time, change its address for Notice by giving written Notice to the other.

17.   CABRE'S 100% PROPRIETARY SEISMIC

17.1 2-D AND 3-D PROPRIETARY (100%) SEISMIC. Within ten (10) business days following Closing, Vendor shall provide Purchaser with copies of Vendor's 100% owned 2-D and 3-D proprietary Seismic Data. Such data which shall be supplied by Purchaser to Vendor shall be restricted to the following:

      (1) data which falls within a one mile perimeter surrounding the Lands as set forth on the plat attached as Schedule "G" (EXCLUDING THE 3D SEISMIC LABELLED AS "JHE-3D").

17.2 REPRODUCTION COSTS. In consideration of Vendor providing copies of the aforesaid Seismic Data to Purchaser, all reproduction costs associated with providing the foregoing copies of Seismic Data shall be payable by the Purchaser to Vendor at Closing.

17.3 CONFIDENTIALITY. Purchaser shall keep the aforesaid Seismic Data strictly confidential and shall not provide copies of the aforesaid Seismic Data to any third party whatsoever without the express written consent of Vendor.

17.4 TITLE TO SEISMIC. The parties hereto specifically acknowledge that Vendor is not assigning any right, title, estate or interest to the Purchaser in such Seismic Data.

17.5 OPTION TO PURCHASE COPY OF 3-D SEISMIC "JHE-3D": FOR A 60 DAY PERIOD FOLLOWING CLOSING, PURCHASER SHALL HAVE THE OPTION TO PURCHASE FROM VENDOR A COPY OF THE 3-D SEISMIC PROGRAM LABELLED AS "JHE-3D" FOR A COST OF $177,000.00. SUCH ELECTION SHALL BE MADE IN WRITING, WITH PAYMENT THEREFOR ACCOMPANIED WITH SUCH ELECTION AND SUCH COPIES SHALL BE DELIVERED TO PURCHASER WITHIN FOURTEEN CALENDAR DAYS. THE PROVISIONS OF CLAUSE 17.1, 17.2, 17.3 AND 17.4 HEREOF SHALL APPLY MUTATIS MUTANDIS TO SUCH SEISMIC.

18.   MISCELLANEOUS PROVISIONS

18.1 PUBLIC ANNOUNCEMENTS. No Party shall release any information concerning this Agreement and the transaction herein provided for without the prior written consent of Vendor, which will not be withheld unreasonably. Nothing contained herein shall prevent any Party at any time from furnishing information to any governmental agency or regulatory authority or to the public if required by applicable law or if such Party considers it to be advisable in the circumstances, provided that the Parties shall advise each other in advance of any public statement which they propose to make regarding the said transaction. Nothing herein contained shall prevent Vendor from furnishing information relating to the said transaction or the identity of Purchaser in connection with the procurement of the consent of other Persons or in sending notices concerning any Right of First Refusal where required pursuant to any Documents of Title.

18.2 SIGNS AND NOTIFICATIONS. After Closing, Vendor shall remove any signs which indicate Vendor's ownership or operation of the Assets. It shall be the responsibility of Purchaser, where necessary, to erect or install any signs that may be required by governmental agencies indicating Purchaser to be the owner of the Assets and to notify contractors, governmental agencies and any other Person of Purchaser's interest in the Assets.

18.3 HEADINGS AND DESCRIPTIONS. The headings of all Articles, Clauses and Subclauses are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement, or any provision thereof. Use of words "Article", "Clause" or "Subclause" in this Agreement refers to an Article, Clause or Subclause of this Agreement unless a contrary intention is specifically stated.

18.4 SINGULAR/PLURAL. Whenever the singular or masculine or neuter is used in this Agreement or in the Schedules, it shall be interpreted as meaning the plural or feminine or body politic or corporate or vice versa, as the context requires.

18.5 CONFLICTS AND ENTIRE AGREEMENT. The provisions contained in all documents and agreements collateral hereto shall at all times be read subject to the provisions of this Agreement and, in the event of conflict between the provisions contained in any documents or agreements collateral hereto and the provisions of this Agreement, the provisions of this Agreement shall prevail unless otherwise expressly provided herein.

18.6 WAIVER. Any waiver of any term or condition of this Agreement or consent to any departure from this Agreement by one Party to the other shall be effective only if in writing and only in the specific instance and for the specific purpose for which it is given.

18.7 APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws in effect in the Province of Alberta. Each Party attorns to the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom.

18.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated herein, contains all of the representations and warranties of the respective Parties and supersedes all prior agreements, documents, writing and verbal understandings between the Parties with respect to the sale of the Assets.

18.9 AMENDMENTS. This Agreement may not be amended or modified in any respect, except by written instrument executed by the Parties.

18.10 TIME OF THE ESSENCE. Time shall be of the essence of this Agreement and of every part thereof.

18.11 FURTHER ASSURANCES. After Closing, the Parties shall do all things and provide all assurances, as may be reasonably required to consummate the transactions contemplated by this Agreement, and each Party shall provide those further documents or instruments as may be reasonably required by the other Parties to give effect to this Agreement and to carry out its provisions.

18.12 ASSIGNMENT. Prior to Closing, neither this Agreement nor any rights or obligations under it shall be assignable by any Party without the prior written consent of the other Parties. After the Closing Date, no assignment, transfer of the Agreement of all or any portion of the Assets, by Purchaser shall relieve Purchaser from the obligations to Vendor herein, unless Vendor otherwise agrees. Subject thereto, this Agreement shall enure to the benefit of and be binding upon the Parties, and their respective successors and permitted assigns.

18.13 COUNTERPART EXECUTION. This Agreement may be executed in counterpart and all counterparts together shall form one binding Agreement.

       IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date and year first above written.


VENDOR                                 PURCHASER
CABRE EXPLORATION LTD.                 WESTLINKS RESOURCES LTD.

Per: /s/ R.G. Jensen                   Per: /s/ Peter R. Sekera
     -----------------------------          ------------------------------
R.G. Jensen -- Vice President,
Land and Contracts


Per: /s/ J.D. Kay                      Per:
     -----------------------------         -------------------------------
J.D. KAY -- President and Chief
Executive Officer

THIS IS SCHEDULE "A" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND WESTLINKS RESOURCES LTD., AS PURCHASER, MADE AS OF THE 6TH DAY OF APRIL, 2000
--------------------------------------------------------------------------------

LANDS AND PETROLEUM
    SUBSTANCES
-------------------           VENDOR'S INTEREST                  ENCUMBRANCES
                         ---------------------------      ---------------------------


                (computer lease record schedule -- see attached)

WELLS

Correction to UWI            UWI                                  Description
                       100100603603W400      CABRE PROVOST 10-6-36-3-W4                                 D&A
                       102123003703W400      CABRE (102) PROVOST 12-30-37-3 W4M                         D&A
                                             (sometimes referred to as Cabre 12b Provost)
                       100143003703W400      CABRE PROVOST 14-30-37-03W4                                D&A
                       100013103703W400      CABRE PROVOST 1-31-37-3W4M                                 D&A
                       102053103703W400      CABRE ET AL 5B PROVOST 5-31-37-3W4M                        AB ZNE
                       102053103703W402      CABRE ET AL 5B PROVOST 5-31-37-3W4M                        H20SRC
                       100053103703W400      CABRE ET AL PROVOST 05C-31-037-03-W4M                      OIL
103053103703W400       104053103703W400      CABRE ET AL 5D PROVOST 05-31-037-03-W4M                    D&A
                       100113103703W400      CABRE ET AL PROVOST 11-31-37-3W4M                          OIL
                                             (sometimes referred to as 11b-31)
                       102113103703W400      CABRE 11C PROVOST 11-31-37-3W4M                            OIL
                       105123103703W400      CABRE 12B2 PROVOST 12-31-37-3 W4M                          OIL
                       103123103703W400      CABRE ET AL PROVOST 12D-31-37-3 W4M                        OIL
                       104123103703W400      CABRE 12D2 PROVOST 12-31-37-3 W4M                          OIL
                       102123103703W400      CABRE ET AL PROVOST 12A-31-37-3 W4M                        H2OINJ
                       100123103703W400      CABRE ET AL PROVOST 12B-31-37-3 W4M                        OIL
                       100143103703W400      CABRE ET AL PROVOST 14-31-37-3 W4M                         OIL

Correction to UWI            UWI                                  Description
                       100161003704W400      CHAUVCO PROVOST 16-10-037-041-W4M                          POTGAS
                       100141503704W400      CHAUVCO ET AL PROVOST 14-15-037-04-W4M                     D&A
                       100112203704W40       INVERNESS ET AL PROVOST 11-22-037-04-W4M                   D&A
                       100162203704W400      INVERNESS ET AL PROVOST 16-22-037-04-W4M                   D&A
                       1A0132303704W400      STRATH ET AL PROVOST 13A-23-37-4-W4M                       LOC
100132303704W40        1B0132303704W40       INVERNESS ET AL PROVOST 13C-23-037-04-W4M                  OIL
1B2132303704W40        1C0132303704W40       INVERNESS ET AL PROVOST 13B-23-037-04-W4M                  OIL
                       1D0132303704W40       FCPI ET AL 13D PROVOST 13-23-37-4-W4                       SUSP
                       1B0142303704W40       INVERNESS ET AL PROVOST 14-23-037-04-W4M                   D&A
                                             (sometimes referred to as 14b-23)
                       1C0152303704W40       INVERNESS ET AL PROVOST 15-23-037-04-W4M                   OIL
                       100102403704W40       INVERNESS ET AL PROVOST 10-24-037-04-W4M                   D&A
                       100142403704W40       INVERNESS ET AL PROVOST 14-24-037-04W4M                    D&A
                       1B0022603704W400      INVERNESS ET AL PROVOST 2B-26-037-04-W4M                   D&A
                       1A0042603704W400      INVERNESS ET AL PROVOST 4A-26-037-04-W4M                   D&A
                       1C0042603704W400      INVERNESS ET AL PROVOST 4C-26-037-04-W4M                   OIL
                       1D0042603704W400      INVERNESS ET AL PROVOST 4D-26-037-04-W4M                   OIL
100042603704W400       1B0042603704W400      INVERNESS ET AL PROVOST 4B-26-037-04-W4M                   OIL
                       1A0052603704W40       INVERNESS ET AL PROVOST 5A-26-037-04-W4M                   OIL
                       1C0052603704W400      INVERNESS ET AL PROVOST 5C-26-037-04-W4M                   OIL
                       1B0052603704W400      INVERNESS ET AL PROVOST 5B-26-037-04-W4M                   OIL
                       1D0052603704W400      FCPI ET AL 5D PROVOST 5-26-37-4 W4M                        OIL
                       100062603704W400      FCPI ET AL 6C PROVOST 6-26-37-4W4M                         D&A
                                             (sometimes referred to as just 6-26)
                       1C0112603704W400      FCPI ET AL PROVOST 11C-26-37-4 W4M                         OIL
                       102122603704W400      FCPI ET AL PROVOST 12C-26-37-4 W4M                         OIL

Correction to UWI            UWI                                  Description
100122603704W400       1D0122603704W400      FCPI ET AL PROVOST 12D-26-37-4 W4M                         OIL
                       1A0122603704W400      FCPI ET AL 12A PROVOST 12-26-37-4 W4M                      OIL
                       1B0122603704W400      FCPI ET AL PROVOST A12B-26-37-4 W4M                        OIL
                       1B2122603704W400
100132603704W400       1C0132603704W400      INVERNESS ET AL PROVOST 13C-26-037-04-W4M                  OIL
                       1B0132603704W400      INVERNESS ET AL PROVOST 13B-26-037-04-W4M                  OIL
102132603704W400       103132603704W400      INVERNESS ET AL PROVOST 13-26-037-04-W4M                   OIL
                                             (sometimes referred to as 13a-26)
                       1D0012703704W400      FLETCHER ET AL PROVOST 1D-27-037-04-W4M                    OIL
                       1A0012703704W400      FLETCHER ET AL PROVOST 1A-27-037-04-W4M                    OIL
                       1D0022703704W400      FLETCHER ET AL PROVOST 2D-27-037-04-W4M                    D&A
                       1D0052703704W400      FLETCHER ET AL PROVOST 5D-27-037-04-W4M                    D&A
                       1A2062703704W400      FLETCHER ET AL PROVOST 6D3-27-037-04-W4M                   D&A
                       1D0062703704W400      FLETCHER ET AL PROVOST 6D-27-037-04-W4M                    OIL
                       1D2062703704W400      FLETCHER ET AL PROVOST 6D2-27-037-04-W4M                   OIL
                       1D3062703704W400      FLETCHER ET AL 6D3 PROVOST 6-27-37-4 W4                    D&A
                       1B0072703704W400      FCE ET AL 7B PROVOST 7-27-37-4W4M                          D&A
                       1D0072703704W400      FLETCHER ET AL PROVOST INJ 7D-27-037-04W4M                 H2ODSP
1C2072703704W4//       1C0072703704W400      FLETCHER ET AL PROVOST 7C-27-037-04-W4M                    OIL
                       1A0082703704W400      FLETCHER ET AL PROVOST 8A-27-037-04-W4M                    OIL
                       1B0082703704W400      FLETCHER ET AL SOUND LK E 8B-27-037-04W                    D&A
                       1D0082703704W400      FLETCHER ET AL PROVOST 8D-27-037-04-W4M                    OIL
                       1D0092703704W400      FLETCHER ET AL PROVOST 9D-27-037-04-W4M                    OIL
                       1C0092703704W400      FLETCHER ET AL PROVOST 9C-27-037-04-W4M                    OIL
1B2092703704W400       1B0092703704W400      FLETCHER ET AL PROVOST 9B-27-037-04-W4M                    OIL
                       1A0092703704W400      FLETCHER ET AL PROVOST 9A-27-037-04-W4M                    OIL
                       1C2092703704W400      FLETCHER ET AL PROVOST 9C2-27-037-04-W4                    D&A

Correction to UWI            UWI                                  Description
                       1D0102703704W40       FLETCHER ET AL PROVOST 10D-27-037-04-W4                    OIL
                       1B0102703704W40       FLETCHER ET AL PROVOST 10B-27-037-04-W4                    OIL
                       1A0102703704W40       FLETCHER ET AL PROVOST 10A-27-37-04W4M                     OIL
                       100102703704W400      FLETCHER ET AL 10A2 PROVO 10-27-37-4 W4M                   LOC
                       1C0102703704W40       FLETCHER ET AL PROVOST 10C-27-037-04 W4M                   OIL
                       1C0112703704W40       FLETCHER ET AL PROVOST INJ 11C-27-037-04 W4M               H2OINJ
                       1A0112703704W40       FLETCHER ET AL PROVOST INJ 11A-27-037-04 W4M               H2OINJ
                       1D0112703704W40       FLETCHER ET AL PROVOST INJ 11D-27-037-04 W4M               H2ODSP
                       1A0132703704W40       FLETCHER ET AL PROVOST 13A-27-037-04-W4M                   OIL
                       1B0142703704W40       FLETCHER ET AL PROVOST 14B-27-37-4 W4M                     OIL
100142703704W40        1A0142703704W40       FLETCHER ET AL PROVOST 14A-27-037-04-W4                    OIL
                       1C0142703704W40       FLETCHER ET AL PROVOST 14C-27-037-04-W4                    D&A
                       1A0152703704W400      FLETCHER ET AL PROVOST 15A-27-037-04-W4M                   OIL
                       1C0152703704W400      FLETCHER ET AL PROVOST 15C-27-037-04-W4                    OIL
                       1B0152703704W400      FLETCHER ET AL 15B PROVOST 15-27-37-4 W4                   H2ODSP
100152703704W400       1D0152703704W400      FLETCHER ET AL PROVOST 15D-27-037-04-W4                    OIL
                                             FLETCHER ET AL PROVOST 15-27-037-04-W4
                       1D2162703704W400      FLETCHER ET AL PROVOST 16D-27-037-04W4                     OIL
                       1B0162703704W400      FLETCHER ET AL PROVOST 16B-27-037-04-W4                    OIL
                       1A0162703704W400      FLETCHER ET AL PROVOST 16-27-037-04-W4M                    OIL
                       1D0162703704W400      FLETCHER ET AL SOUND LK E 16D-27-037-04W4M                 D&A
                       1C0052803704W400      POCO ET AL CADOGAN 05-28-037-04-W4M                        D&A
                                             (sometimes referred to as 5c-28)
                       100112803704W400      RENAISSANCE PROVOST 11-28-037-04-W4M                       D&A
                       100132803704W400      POCO ET AL PROVOST 13-28-037-04-W4M                        D&A
                       100063303704W400      TINTAGEL ET AL 6D PROVOST 6-33-37-4-W4M                    D&A

Correction to UWI            UWI                                  Description
                       1A0023603704W400      CABRE ET AL 2A-36-037-04-W4M                               SWD
                       1B0023603704W400      CABRE ET AL PROVOST 2B-36-037-04-W4M                       D&A
                       1D0073603704W400      CABRE ET AL PROVOST 7D-36-37-4-W4
                                             (Surface location 8-36-37-4-W4)
                       100083603704W400      CABRE ET AL PROVOST 8D-36-37-4 W4M                         OIL
                       1A0083603704W400      POLARIS ET AL PROVOST 8A-36-037-04-W4M                     D&A
                       1C0083603704W400      CABRE ET AL PROVOST 8C-36-37-4 W4M                         H2ODSP
                       100093603704W400      CABRE ET AL PROVOST 9A-36-37-4 W4M                         AB OIL
                       1C0093603704W400      CABRE ET AL PROVOST 9C-36-37-4-W4                          D&A
                       1A0103603704W400      CABRE ET AL PROVOST 10A-36-37-4-W4                         D&A
                       1D0110503803W400      CABRE ET AL PROVOST 11D-05-038-03-W4M                      D&A
                       100120603803W400      ENCOR ET AL PROVOST 12-06-038-03-W4M                       D&A
100120603803W400       1C0120603803W400      CABRE ET AL PROVOST 12C-06-038-03-W4M                      D&A
103160603803W400       1D0160603803W400      REAL ET AL 1D0 PROVOST 16-6-38-3 W4M                       POTOIL
                       100160603803W400      CABRE PROVOST 16-6-38-3W4M                                 D&A
                       103012103803W400      CABRE 1A2 PROVOST 1-21-38-3-W4M                            LOC
                       102012103803W400      CABRE 1D PROVOST 1-21-38-3-W4                              LOC
                       100012103803W400      CABRE 1A PROVOST 1-21-38-3-W4M                             D&A
                       102062103803W400      CABRE 6C PROVOST 6-21-38-3 W4M                             OIL
                       100092103803W400      CABRE 9D PROVOST 9-21-38-3-W4M                             LOC
                       102092103803W400      CABRE 9A PROVOST 9-21-38-3 W4M                             SUOIL
                       103092103803W400      CABRE 9B PROVOST 9-21-38-3 W4M                             D&A
                       100102103803W400      CABRE 10D PROVOST 10-21-38-3 W4M                           OIL
                       100112103803W400      CABRE 11A PROVOST 11-21-38-3 W4M                           OIL
                       100122103803W400      CABRE 12D PROVOST 12-21-38-3 W4M                           D&A
                       100142103803W400      CABRE 14B PROVOST 14-21-38-3 W4M                           OIL

Correction to UWI            UWI                                  Description
                                             (sometimes referred to as Cabre Provost 14-21-38-3)
                       102152103803W400      CABRE 15B PROVOST 15-21-38-3W4M                            D&A
                       100152103803W400      CABRE 15D PROVOST 15-21-38-3W4M                            OIL
                       100162103803W400      CABRE 16C PROVOST 16-21-38-3 W4M                           OIL
                       100162103803W400
                       104162103803W400      CABRE 16B PROVOST 16-21-38-3 W4M                           POTH2O
                       102162103803W400      CABRE 16D PROVOST 16-21-38-3 W4M                           OIL
                       105162103803W400      CABRE 16C2 PROVOST 16-21-38-3-W4M                          LOC
                       104132203803W400      CABRE 13A PROVOST 13-22-38-3 W4M                           OIL
                       102132203803W400      CABRE 13D PROVOST 13-22-38-3 W4M                           OIL
                       102132203803W400
                       100022703803W400      CABRE PROVOST 2-27-38-3-W4M                                LOC
                       100042703803W400      CABRE PROVOST 4-27-38-3 W4M                                OIL
                       100052703803W400      CABRE PROVOST 5-27-38-3 W4M                                POTOIL
                       100072703803W400      CABRE PROVOST 7-27-38-3 W4M                                POT/OG
                       100102703803W402      CABRE PROVOST 10-27-38-3 W4M                               OIL
                       100132703803W400      CABRE PROVOST 13-27-38-3 W4M                               POTGAS
                       100152703803W400      CABRE PROVOST 15-27-38-3 W4M                               D&A
                       100103303803W400      CABRE PROVOST 10-33-38-3 W4M                               POTGAS
                       102123303803W400      CABRE PROVOST 12-33-38-3 W4M                               SU
                       102123303803W402      CABRE PROVOST 12-33-38-3 W4M                               OIL
                       100110103804W400      CABRE PROVOST 11-1-38-4 W4M                                D&A
                       102091203804W400      CABRE 9C PROVOST 9-12-38-4 W4M                             D&A
                       100091203804W400      CABRE PROVOST 9-12-38-4 W4M                                LOC
                       100161203804W400      CABRE PROVOST 16-12-38-4 W4M                               OIL

Report Date: Jan 11, 2000                                           Schedule "A"
Page Number: 1
             **REPORTED IN ACRES**

                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION : SOUNDING LAKE EAST

____________________________________________________________________________________________________________________________________
File Number    Lse Type Lessor Type          Exposure   Oper. Cont. ROFR     DOI Code
File Status    Lease No/Name                    Gross
Mineral Int    Operator/Payor                     Net   Doi Partner(s)     *             *            Lease Description/Rights Held
____________________________________________________________________________________________________________________________________
205.M048       PET  PC     Eff: Oct 19, 1997   160.000   205.A030 A No             BPO          APO   Area: SOUNDING LAKE EAST
Sub:  A        AB 86-29359 Exp: Apr 18, 2000   160.000   CABRE EXP LTD.   100.00000000  50.00000000   TWP 038 RGE 03 W4M LSD 1 A SEC
A                                              160.000   PANCANADIAN RES                50.00000000   21
               CABRE EXP LTD.                                                                         (WELLBORE ONLY)
100.00000000   CABRE EXP LTD.                            Total Rental:  320.00

                  Status                Acres            Net               Acres     Net          -------Related Contracts-------
                                                                                                  205.A030 A  FO     Jan 01, 1998
____________________________________________________________________________________________________________________________________

205.M036       PNG  CR     Eff: Oct 02, 1997   640.000   205.A000 A                 WI                Area: SOUNDING LAKE EAST
Sub:  A        0497100050  Exp: Oct 02, 2002   640.000   CABRE EXP LTD.   100.00000000                TWP 037 RGE 03 W4M SEC 30
A                                              640.000                                                (ALL PNG EXCL. NG IN VIKING)
               CABRE EXP LTD.                            Total Rental:  896.00
100.00000000   CABRE EXP LTD.


                  Status                Acres            Net               Acres     Net          -------Related Contracts------
                                                                                                  205.A000 A  DUMMY  Sep 24, 1996

                                                                                                  205.A034    CONVEY Nov 25, 1998
               ______________________________Royalty/Encumbrances____________________________________

               Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales
               LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD
                    Gas: Royalty:                 Min Pay:                           Prod/Sales:
                    S/S OIL: Min:     Max:            Div:                           Prod/Sales:
                    Other Percent:                    Min:                           Prod/Sales:

                 Paid to:  LESSOR  (M)            Paid by:  WI        (C)
                 ALTA ENERGY         100.00000000 CABRE EXP LTD.        100.00000000
____________________________________________________________________________________________________________________________________

205.M032      PNG   CR    Eff: Oct 02, 1997   240.000  205.A000 A                  WI                 Area: SOUNDING LAKE EAST
Sub:  A       0497100051  Exp: Oct 02, 2002   240.000  CABRE EXP LTD     100.00000000                 TWP 037 RGE 03 W4M LSD 3 4 SE
A                                             240.000                                                 SEC 31
              CABRE EXP LTD.                           Total Rental:  336.00                          (ALL PNG EXCL. NG IN VIKING)
100.00000000  CABRE EXP LTD.

                  Status                Acres            Net               Acres     Net          -------Related Contracts-------
                                                                                                  205.A000 A  DUMMY  Sep 24, 1996
               ______________________________Royalty/Encumbrances____________________________________

               Royalty Type        Product Type   Sliding Scale  Convertible     % of Prod/Sales
               LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD

Report Date: Jan 11, 2000
Page Number: 2
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Doi Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)

205.M032
Sub: A        Gas: Royalty:                  Min Pay:                           Prod/Sales:
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:
              Other Percent:                     Min:                           Prod/Sales:

              Paid to: LESSOR (M)             Paid by: WI      (C)
              ALTA ENERGY     100.00000000    CABRE EXP LTD.    100.00000000
------------------------------------------------------------------------------------------------------------------------------------

205.M020     PNG        CR    Eff: Nov 14, 1985  40.000  205.A024 C    No                 WI         Area: SOUNDING LAKE EAST
Sub: C       048511A032       Exp: Nov 14, 1990  40.000  CABRE EXP LTD.         100.00000000         TWP 037 RGE 03 W4M LSD 5 SEC 31
A                             Ext: SEC 95        40.000                                              (PNG TO BASE MANNVILLE EXCL NG
             CABRE EXP LTD.                               Total Rental:  56.00                       IN VIKING)
100.00000000 CABRE EXP LTD.
             Status                    Acres            Net               Acres           Net       ------ Related Contracts -------
                                                                                                    000.A019   ASSETX   Jul 22, 1996
             ----------------------------- ROYALTY/ENCUMBRANCES ----------------------------------- 205.A013   FO       Mar 25, 1991
                                                                                                    205.A015   FO       Jul 09, 1991
             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales      205.A017   P&S       Jul 29,1992
             LESSOR ROYALTY  ALL                 Y                 N       100.00000000 % of PROD   205.A019   FO       Mar 09, 1993
              Gas: Royalty:                  Min Pay:                           Prod/Sales:         205.A023   CONVEY    Dec 09,1993
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:         205.A024 C JOA      MAR 01, 1993
              Other Percent:                     Min:                           Prod/Sales:

             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    CABRE EXP LTD.    100.00000000

------------------------------------------------------------------------------------------------------------------------------------

205.M020     PNG      CR      Eff: Nov 14, 1985   40.000   205.A024  B No                   WI       Area: SOUNDING LAKE EAST
Sub: B       048511A032       Exp: Nov 14, 1990   40.000   CABRE EXP LTD.         100.00000000       TWP 037 RGE 03 W4M LSD 6 SEC 31
A                             Ext: SEC 95         40.000                                             (PNG TO BASE MANNVILLE EXCL NG
             CABRE EXP LTD.                               Total Rental:  56.00                       IN VIKING)
100.00000000 CABRE EXP LTD.

             Status                    Acres            Net               Acres           Net       ------ Related Contracts -------

Report Date: Jan 11, 2000
Page Number: 3
             **REPORTED IN ACRES**

                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION : SOUNDING LAKE EAST

____________________________________________________________________________________________________________________________________
File Number    Lse Type Lessor Type          Exposure   Oper. Cont. ROFR     DOI Code
File Status    Lease No/Name                    Gross
Mineral Int    Operator/Payor                     Net   Doi Partner(s)     *             *            Lease Description/Rights Held
____________________________________________________________________________________________________________________________________
(cont'd)

205.M020
Sub:  B                                                                                              205.A013    FO     Mar 25, 1991
             ______________________________Royalty/Encumbrances____________________________________  205.A015    FO     Jul 09, 1991
                                                                                                     205.A017    P&S    Jul 29, 1992
             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales      205.A019    FO     Mar 09, 1993
             LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD  205.A023    CONVEY Dec 09, 1993
                  Gas: Royalty:                 Min Pay:                           Prod/Sales:       205.A024 B  JOA    Mar 01, 1993
                  S/S OIL: Min:     Max:            Div:                           Prod/Sales:
                  Other Percent:                    Min:                           Prod/Sales:

               Paid to:  LESSOR  (M)            Paid by:  WI        (C)
               ALTA ENERGY         100.00000000 CABRE EXP LTD.        100.00000000
____________________________________________________________________________________________________________________________________

205.M020      PNG   CR    Eff: Nov 14, 1985   120.000  205.A024 A No               WI                Area: SOUNDING LAKE EAST
Sub:  A       048511A032  Exp: Nov 14, 1990   120.000  CABRE EXP LTD     100.00000000                TWP 037 RGE 03 W4M LSD 11 13 14
A                         Ext: SEC 95         120.000                                                SEC 31
              CABRE EXP LTD.                           Total Rental:  168.00                         (PNG TO BASE MANNVILLE EXCL NG
100.00000000  CABRE EXP LTD.                                                                         IN VIKING)

                  Status                Acres            Net               Acres     Net
                                                                                                     -------Related Contracts-------
             ______________________________Royalty/Encumbrances____________________________________  205.A013    FO     Mar 25, 1991
                                                                                                     205.A015    FO     Jul 09, 1991
             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales      205.A017    P&S    Jul 29, 1992
             LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD  205.A019    FO     Mar 09, 1993
                 Gas: Royalty:                 Min Pay:                           Prod/Sales:        205.A023    CONVEY Dec 09, 1993
                 S/S OIL: Min:     Max:            Div:                           Prod/Sales:        205.A024 A  JOA    Mar 01, 1993
                 Other Percent:                    Min:                           Prod/Sales:        205.A035    QUITCL Oct 01, 1999

               Paid to:  LESSOR  (M)            Paid by:  WI        (C)
               ALTA ENERGY         100.00000000 CABRE EXP LTD.        100.00000000
____________________________________________________________________________________________________________________________________

205.M020      PNG   CR    Eff: Nov 14, 1985    20.000  205.A024 D No               WI                Area: SOUNDING LAKE EAST

Report Date: Jan 11, 2000
Page Number: 4
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
     (cont'd)
205.M020
Sub: D       048511A032       Exp: Nov 14, 1990  20.000   CABRE EXP LTD.          100.00000000       TWP 037 RGE 03 W4M LSD 12 (N)
A                             Ext: SEC 95        20.000                                              SEC 31
             CABRE EXP LTD.                               Total Rental: 28.00                        (QUAD C & D)
100.00000000 CABRE EXP LTD.
                                                                                                     (PNG TO BASE MANNVILLE EXCL NG
             Status                    Acres            Net               Acres           Net        IN VIKING)

             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------
                                                                                                    ------ Related Contracts -------
                                                                                                    000.A019   ASSETX   Jul 22, 1996
             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales      205.A013   FO       Mar 25, 1991
             LESSOR ROYALTY  ALL                 Y                 N       100.00000000 % of PROD   205.A015   FO       Jul 09, 1991
              Gas: Royalty:                  Min Pay:                           Prod/Sales:         205.A017   P&S      Jul 29, 1992
              S/S OIL: Min:  Max:                Div:                           Prod/Sales:         205.A019   FO       Mar 09, 1993
              Other Percent:                     Min:                           Prod/Sales:         205.A023   CONVEY   Dec 09, 1993
                                                                                                    205.A024 D JOA      Mar 01, 1993
             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    CABRE EXP LTD.    100.00000000

------------------------------------------------------------------------------------------------------------------------------------

205.M020     PNG      CR      Eff: Nov 14, 1985  20.000    205.A024  E No                   WI       Area: SOUNDING LAKE EAST
Sub: E       048511A032       Exp: Nov 14, 1990  20.000    CABRE EXP LTD.         100.00000000       TWP 037 RGE 03 W4M LSD 12 (S)
A                             Ext: SEC 95        20.000                                              SEC 31
             CABRE EXP LTD.                               Total Rental: 28.00                        (QUAD A & B)

100.00000000 CABRE EXP LTD.

              Status                    Acres            Net               Acres           Net       (PNG TO BASE MANNVILLE EXCL NG
                                                                                                     IN VIKING)
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------
                                                                                                    ------ Related Contracts -------
                                                                                                    000.A019    ASSETX  Jul 22, 1996
             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales      205.A013    FO      Mar 25, 1991
             LESSOR ROYALTY  ALL                  Y                 N       100.00000000 % of PROD  205.A015    FO      Jul 09, 1991
              Gas: Royalty:                  Min Pay:                           Prod/Sales:         205.A017    P&S     Jul 29, 1992
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:         205.A019    FO      Mar 09, 1993
              Other Percent:                     Min:                           Prod/Sales:         205.A023    CONVEY  Dec 09, 1993
                                                                                                    205.A024E   JOA     Mar 01, 1993


Report Date: Jan 11, 2000
Page Number: 5
             **REPORTED IN ACRES**

                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION : SOUNDING LAKE EAST

____________________________________________________________________________________________________________________________________
File Number    Lse Type Lessor Type          Exposure   Oper. Cont. ROFR     DOI Code
File Status    Lease No/Name                    Gross
Mineral Int    Operator/Payor                     Net   Doi Partner(s)     *             *            Lease Description/Rights Held
____________________________________________________________________________________________________________________________________
(cont'd)

205.M020
Sub:  E        Paid to:  LESSOR  (M)            Paid by:  WI        (C)
               ALTA ENERGY         100.00000000 CABRE EXP LTD.        100.00000000
____________________________________________________________________________________________________________________________________

205.M033      PNG   CR    Eff: Oct 02, 1997   320.000  205.A000 A                  WI                Area: SOUNDING LAKE EAST
Sub:  A       0497100052  Exp: Oct 02, 2002   320.000  CABRE EXP LTD     100.00000000                TWP 037 RGE 03 W4M E SEC 32
A                                             320.000                                                (ALL PNG EXCL NG IN VIKING)
              CABRE EXP LTD.                           Total Rental:  896.00
100.00000000  CABRE EXP LTD.

                  Status                Acres            Net               Acres     Net             -------Related Contracts-------
                                                                                                     205.A000 A  DUMMY  Sep 24, 1996
             ______________________________Royalty/Encumbrances____________________________________

             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales
             LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD
                 Gas: Royalty:                 Min Pay:                           Prod/Sales:
                 S/S OIL: Min:     Max:            Div:                           Prod/Sales:
                 Other Percent:                    Min:                           Prod/Sales:

               Paid to:  LESSOR  (M)            Paid by:  WI        (C)
               ALTA ENERGY         100.00000000 CABRE EXP LTD.        100.00000000
____________________________________________________________________________________________________________________________________

205.M033      PNG   CR    Eff: Oct 02, 1997   320.000  205.A000 B                  WI                Area: SOUNDING LAKE EAST
Sub:  B       0497100052  Exp: Oct 02, 2002   320.000  CABRE EXP LTD     100.00000000                TWP 037 RGE 03 W4M W SEC 32
A                                             320.000                                                (PNG BELOW MANNVILLE)
              CABRE EXP LTD.                           Total Rental:  0.00
100.00000000  CABRE EXP LTD.

                  Status                Acres            Net               Acres     Net             -------Related Contracts-------
                                                                                                     205.A000 B  DUMMY  Sep 24, 1996
             ______________________________Royalty/Encumbrances____________________________________

             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales
             LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD


Report Date: Jan 11, 2000
Page Number: 6
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Doi Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M033
Sub: B        Gas: Royalty:                                    Min Pay:                 Prod/Sales:
              S/S OIL: Min:                       Max:             Div:                 Prod/Sales:
              Other Percent:                                       Min:                 Prod/Sales:

             Paid to: LESSOR (M)                               Paid by: WI      (C)
             ALTA ENERGY     100.00000000                      CABRE EXP LTD.   100.00000000

------------------------------------------------------------------------------------------------------------------------------------

205.M006     PNG        CR    Eff: Jun 30, 1988  10.000   205.A007 A  No                   WI         Area: SOUNDING LAKE EAST
Sub: A       0488060470       Exp: Jun 30, 1993  10.000   CABRE EXP LTD.     *    30.00000000         TWP 037 RGE 04 W4M LSD 16 (NE)
A                             Ext: SEC 95         3.000   FLETCHER CHALLE         55.00000000         SEC 22
             FLETCHER CHALLE                              WESTLINKS RESOU         15.00000000         (QUAD D)
100.00000000 TALISMAN ENERGY
                                                          Total Rental: 50.00                         (PNG TO BASE MANNVILLE EXCL NG
                                                                                                      IN VIKING)
             Status                    Acres            Net               Acres           Net

             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales      ------ Related Contracts -------
             LESSOR ROYALTY  ALL                 Y                 N       100.00000000 % of PROD   205.A007 A   JOA    Jun 29, 1988
              Gas: Royalty:                  Min Pay:                           Prod/Sales:
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:
              Other Percent:                     Min:                           Prod/Sales:

             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    CABRE EXP LTD.    30.00000000
                                             FLETCHER CHALLE   55.00000000
                                             WESTLINKS RESOU   15.00000000

------------------------------------------------------------------------------------------------------------------------------------

205.M007     PNG      CR      Eff: Jun 30, 1988   30.000   205.A014A No                     WI       Area: SOUNDING LAKE EAST
Sub: A       0488060471       Exp: Jun 30, 1993   30.000   FLETCHER CHALLE         85.00000000       TWP 037 RGE 04 W4M LSD 13 (E)
A                             Ext: SEC 95          0.000   WESTLINKS RESOU         15.00000000       14 (NE) SEC 23
             FLETCHER CHALLE                                                                         (QUADS A & D OF LSD 13 QUAD D)


Report Date: Jan 11, 2000
Page Number: 7
             **REPORTED IN ACRES**

                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION : SOUNDING LAKE EAST

____________________________________________________________________________________________________________________________________
File Number    Lse Type Lessor Type          Exposure   Oper. Cont. ROFR     DOI Code
File Status    Lease No/Name                    Gross
Mineral Int    Operator/Payor                     Net   Doi Partner(s)     *             *            Lease Description/Rights Held
____________________________________________________________________________________________________________________________________
(cont'd)

205.M007
Sub:  A
100.00000000  FLETCHER CHALLE                          Total Rental:  42.00
                                                                                                     LSD 14)
                  Status                Acres            Net               Acres     Net             (PNG TO BASE MANNVILLE EXCL NG
                                                                                                     IN VIKING)
             ______________________________Royalty/Encumbrances____________________________________
                                                                                                     -------Related Contracts-------
             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales      205.A007    JOA    Jun 29, 1988
             LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD  205.A014 A  FO     Jul 18, 1991
                 Gas: Royalty:                          Min Pay:                   Prod/Sales:
                 S/S OIL: Min:     Max:                     Div:                   Prod/Sales:
                 Other Percent:                             Min:                   Prod/Sales:

               Paid to:  LESSOR  (M)            Paid by:  WI        (C)
               ALTA ENERGY         100.00000000 FLETCHER CHALLE       85.00000000
                                                WESTLINKS RESOU       15.00000000

             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales
             OVERRIDING ROYALTY  ALL                 Y             N         30.00000000 % of PROD
                 Gas: Royalty: 15.00000000              Min Pay:                  Prod/Sales:
                 S/S OIL: Min:  5.00000000 Max: 15.00000000 Div: 1/23.85          Prod/Sales:
                 Other Percent:                             Min:                  Prod/Sales:

               Paid to:  PAIDTO  (R)            Paid by:  PAIDBY    (R)
               CABRE EXP LTD.      100.00000000 FLETCHER CHALLE       100.00000000
____________________________________________________________________________________________________________________________________

205.M007      PNG   CR    Eff: Jun 30, 1988    10.000  205.A014 A No               WI                Area: SOUNDING LAKE EAST
Sub:  B       0488060471  Exp: Jun 30, 1993    10.000  FLETCHER CHALLE    85.00000000                TWP 037 RGE 04 W4M LSD 13 (SW)
A                         Ext: SEC 95           0.000  WESTLINKS RESOU    15.00000000                SEC 23
              FLETCHER CHALLE                                                                        (PNG TO BASE MANNVILLE EXCL NG
100.00000000  FLETCHER CHALLE                          Total Rental:  14.00                          IN VIKING)

                  Status                Acres            Net               Acres     Net
                                                                                                    --------Related Contracts-------
             ______________________________Royalty/Encumbrances____________________________________  205.A007    JOA    Jun 29, 1988
                                                                                                     205.A014 A  FO     Jul 18, 1991
             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales
             LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD

Report Date: Jan 11, 2000
Page Number: 8
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)

205.M007
Sub: B        Gas: Royalty:                  Min Pay:                             Prod/Sales:
              S/S OIL: Min:    Max:              Div:                             Prod/Sales:
              Other Percent:                     Min:                             Prod/Sales:

             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    FLETCHER CHALLE    85.00000000
                                             WESTLINKS RESOU    15.00000000

             Royalty Type       Product Type   Sliding Scale     Convertible    % of Prod/Sales
             OVERRIDING ROYALTY ALL                 Y                 N        30.00000000 % of PROD
              Gas: Royalty:   15.00000000                    Min Pay: $0.00        Prod/Sales:
              S/S OIL: Min:    5.00000000    Max:  15.00000000   Div: 23.85000000  Prod/Sales:
              Other Percent:                                     Min:              Prod/Sales:

             Paid to: PAIDTO  (R)                            Paid by: PAIDBY   (R)
             CABRE EXP LTD.  100.00000000                    FLETCHER CHALLE   100.00000000

------------------------------------------------------------------------------------------------------------------------------------

205.M007     PNG      CR      Eff: Jun 30, 1988   10.000   205.A007  A No                   WI       Area: SOUNDING LAKE EAST
Sub: C       0488060471       Exp: Jun 30, 1993   10.000   CABRE EXP LTD.    *     30.00000000       TWP 037 RGE 04 W4M LSD 13 (NW)
A                             Ext: SEC 95          3.000   FLETCHER CHALLE         55.00000000       SEC 23
             FLETCHER CHALLE                               WESTLINKS RESOU         15.00000000       (PNG TO BASE MANNVILLE EXCL NG
                                                                                                      IN VIKING)
100.00000000 FLETCHER CHALLE
                                                           Total Rental:  14.00



             Status                    Acres            Net               Acres           Net       ------ Related Contracts -------
                                                                                                    205.A007 A   JOA    Jun 29, 1988

             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY  ALL                  Y                 N         100.00000000 % of PROD
              Gas: Royalty:                  Min Pay:                             Prod/Sales:
              S/S OIL: Min:    Max:              Div:                             Prod/Sales:
              Other Percent:                     Min:                             Prod/Sales:

Report Date: Jan 11, 2000
Page Number: 9
             **REPORTED IN ACRES**

                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION : SOUNDING LAKE EAST

____________________________________________________________________________________________________________________________________
File Number    Lse Type Lessor Type          Exposure   Oper. Cont. ROFR     DOI Code
File Status    Lease No/Name                    Gross
Mineral Int    Operator/Payor                     Net   Dol Partner(s)     *             *            Lease Description/Rights Held
____________________________________________________________________________________________________________________________________
(cont'd)

205.M007
Sub:  C        Paid to:  LESSOR  (M)            Paid by:  WI        (C)
               ALTA ENERGY         100.00000000 CABRE EXP LTD.        30.00000000
                                                FLETCHER CHALLE       55.00000000
                                                WESTLINKS RESOU       15.00000000
____________________________________________________________________________________________________________________________________

205.M007      PNG   CR    Eff: Jun 30, 1988    10.000  205.A007 C No              APO                Area: SOUNDING LAKE EAST
Sub:  D       0488060471  Exp: Jun 30, 1993    10.000  CABRE EXP LTD   *  30.00000000                TWP 037 RGE 04 W4M LSD 15 (NW)
A                         Ext: SEC 95           3.000  FLETCHER CHALLE    55.00000000                SEC 23
              FLETCHER CHALLE                          WESTLINKS RESOU    15.00000000                (PNG TO BASE MANNVILLE EXCL NG
100.00000000  FLETCHER CHALLE                             Total Rental:   14.00                      IN VIKING)

                  Status                Acres            Net               Acres     Net             _______Related Contracts_______
                                                                                                     205.A007 C  JOA  Jun 29, 1988
             ______________________________Royalty/Encumbrances____________________________________

             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales
             LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD
                 Gas: Royalty:                 Min Pay:                           Prod/Sales:
                 S/S OIL: Min:     Max:            Div:                           Prod/Sales:
                 Other Percent:                    Min:                           Prod/Sales:

               Paid to:  LESSOR  (M)            Paid by:  APO        (C)
               ALTA ENERGY         100.00000000 CABRE EXP LTD.          30.00000000
                                                FLETCHER CHALLE         55.00000000
                                                WESTLINKS RESOU         15.00000000
____________________________________________________________________________________________________________________________________

205.M010      PNG   CR    Eff: Jun 30, 1988   160.000  205.A007 B No               WI                Area: SOUNDING LAKE EAST
Sub:  B       0488060474  Exp: Jun 30, 1993   320.000  CABRE EXP LTD  *  33.33330000                 TWP 037 RGE 03 W4M NE SEC 26
A                         Ext: SEC 95          53.333  FLETCHER CHALLE   55.00000000                 (PNG BELOW BASE VIKING TO BASE
              FLETCHER CHALLE                          WESTLINKS RESOU   16.66670000                 MANNVILLE)
100.00000000  FLETCHER CHALLE                             Total Rental:  224.00                      _______Related Contracts_______

Report Date: Jan 11, 2000
Page Number: 10
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
    (cont'd)
205.M010
SUB: A       Status                    Acres            Net               Acres           Net       205.A007  B JOA     Jun 29, 1988
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY  ALL                 Y                 N       100.00000000 % of PROD
              Gas: Royalty:                  Min Pay:                           Prod/Sales:
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:
              Other Percent:                     Min:                           Prod/Sales:

             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    CABRE EXP LTD.    33.33330000
                                             FLETCHER CHALLE   50.00000000
                                             WESTLINKS RESOU   16.66670000

------------------------------------------------------------------------------------------------------------------------------------

205.M012     PNG      FH      Eff: Aug 01, 1957  100.000   205.A004  B No                   WI       Area: SOUNDING LAKE EAST
Sub: B       FLETCHER CHALLE  Exp: Aug 01, 1967  100.000   CABRE EXP LTD.      *   25.00000000       TWP 037 RGE 04 W4M LSD 3 4 (SE)
A                             Ext: HBP            25.000   FLETCHER CHALLE         62.50000000       5 (NE) 6 SEC 26
             FLETCHER CHALLE                               WESTLINKS RESOU         12.50000000       (PNG TO TOP PALEOZOIC EXCL NG
100.00000000 TALISSMAN ENERGY                                                                        IN VIKING)
                                                           Total Rental 100.00
             Status                    Acres            Net               Acres           Net       ------ Related Contracts -------
                                                                                                    205.A004  B SO      Jun 13, 1988
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY  ALL                  N                 N       100.00000000 % of PROD
              Roy Percent:    20.00000000

             Paid to: LESSOR (M)             Paid by: WI      (C)
             FLETCHER CHALLE 100.00000000    CABRE EXP LTD.    25.00000000
                                             FLETCHER CHALLE   62.50000000
                                             WESTLINKS RESOU   12.50000000

Report Date: Jan 11, 2000
Page Number: 11
             **REPORTED IN ACRES**

                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION : SOUNDING LAKE EAST

____________________________________________________________________________________________________________________________________
File Number    Lse Type Lessor Type          Exposure   Oper. Cont. ROFR     DOI Code
File Status    Lease No/Name                    Gross
Mineral Int    Operator/Payor                     Net   Dol Partner(s)     *             *           Lease Description/Rights Held
____________________________________________________________________________________________________________________________________
(cont'd)

205.M012
Sub:  B
____________________________________________________________________________________________________________________________________

205.M012      PNG   FH         Eff: Aug. 01, 1957  30.000   205.A004 No                 WI           Area: SOUNDING LAKE EAST
Sub:  C       FLETCHER CHALLE  Exp: Aug. 01, 1967  20.000   CABRE EXP LTD      25.00000000           TWP 037 RGE 04 W4M LSD 4 (N &
A                              Ext: HBP             7.500   FLETCHER CHALLE    62.50000000           SW) SEC 26
              FLETCHER CHALLE                               WESTLINKS RESOU    12.50000000           (PNG TO TOP PALEOZOIC EXCL NG
100.00000000  TALISMAN ENERGY                                                                        IN VIKING)
                                                            Total Rental:  30.00

                  Status                Acres            Net               Acres     Net             _______Related Contracts_______
                                                                                                     205.A004 B    SO   JUN 13, 1988
             ______________________________Royalty/Encumbrances____________________________________

             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales
             LESSOR ROYALTY      ALL                 N             N         100.00000000 % of PROD
                 Roy Percent:      20.00000000

               Paid to:  LESSOR  (M)            Paid by:  WI        (C)
               FLETCHER CHALLE     100.00000000 CABRE EXP LTD.        25.00000000
                                                FLETCHER CHALLE       62.50000000
                                                WESTLINKS RESOU       12.50000000
__________________________________________________________________________________________________________________________________

205.M012      PNG   FH         Eff: Aug 01, 1957    20.000  205.A004 B No               WI           Area: SOUNDING LAKE EAST
Sub:  D       FLETCHER CHALLE  Exp: Aug 01, 1967    20.000  CABRE EXP LTD      25.00000000           TWP 037 RGE 04 W4M LSD 5 (W)
A                              Ext: HBP              5.000  FLETCHER CHALLE    62.50000000           SEC 26
              FLETCHER CHALLE                               WESTLINKS RESOU    12.50000000           (PNG TO TOP PALEOZOIC EXCL NG
100.00000000  TALISMAN ENERGY                                                                        IN VIKING)
                                                            Total Rental:  20.00

                  Status                Acres            Net               Acres     Net             _______Related Contracts_______
                                                                                                     205.A004 B    SO   Jun 13, 1988
             ______________________________Royalty/Encumbrances____________________________________

             Royalty Type        Product Type   Sliding Scale  Convertible      % of Prod/Sales
             LESSOR ROYALTY      ALL                 N             N         100.00000000 % of PROD

Report Date: Jan 11, 2000
Page Number: 12
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
    (cont'd)

205.M012
Sub: D                        Roy Percent:       20.00000000

             Paid to:  LESSOR (M)                              Paid by:  WI        (C)
             FLETCHER CHALLE          100.00000000             CABRE EXPL LTD.      25.00000000
                                                               FLETCHER CHALLE      62.50000000
                                                               WESTLINKS RESOU      12.50000000

------------------------------------------------------------------------------------------------------------------------------------

205.M012     PNG      FH      Eff: Aug 01, 1957   10.000   205.A004  B No                   WI       Area: SOUNDING LAKE EAST
Sub: F       FLETCHER CHALLE  Exp: Aug 01, 1967   10.000   CABRE EXP LTD.          25.00000000       TWP 037 RGE 04 W4M LSD 5 (SE)
A                             Ext: HBP             2.500   FLETCHER CHALLE         62.50000000       SEC 26
             FLETCHER CHALLE                               WESTLINKS RESOU         12.50000000       (PNG TO TOP PALEOZOIC EXCL NG
100.00000000 TALISMAN ENERGY

                                                           Total Rental: 10.00                       IN VIKING)


             Status                    Acres            Net               Acres           Net      ------ Related Contracts -------
                                                                                                   205.A004 B  SO      Jun 13, 1988
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type                  Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY                ALL                 N                 N       100.00000000 % of PROD
                           Roy Percent:    20.00000000

             Paid to: LESSOR (M)                           Paid by: WI      (C)
             FLETCHER CHALLE  100.00000000                 CABRE EXP LTD.     25.00000000
                                                           FLETCHER CHALLE    62.50000000
                                                           WESTLINKS RESOU    12.50000000

------------------------------------------------------------------------------------------------------------------------------------

205.M012     PNG      FH      Eff: Aug 01, 1957  130.000   205.A004  A No                   WI      Area: SOUNDING LAKE EAST
Sub: A       FLETCHER CHALLE  Exp: Aug 01, 1967  130.000   CABRE EXP LTD.          25.00000000      TWP 037 RGE 04 W4M LSD 11 12 13
A                             Ext: HBP            32.500   FLETCHER CHALLE         50.00000000      (NE) 14 SEC 26
             FLETCHER CHALLE                               WESTLINKS RESOU         25.00000000      (PNG TO TOP PALEOZOIC EXCL NG
100.00000000 TALISMAN ENERGY
                                                           Total Rental:   130.00                    IN VIKING)


Report Date: Jan 11, 2000
Page Number: 13
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
205.M012
Sub:   A     Status                    Acres            Net               Acres           Net       -------  Related Contracts -----
                                                                                                    205.A004 A     SO   Jun 13, 1988
             ----------------------------- Royalty/Encumbrances -----------------------------------

             Royalty Type     Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY   ALL                  N                 N       100.00000000 % of PROD
                 Roy Percent: 20.00000000

             Paid to: LESSOR  (M)             Paid by: WI      (C)
             FLETCHER CHALLE  100.00000000    CABRE EXP LTD.    25.00000000
                                              FLETCHER CHALLE   50.00000000
                                              WESTLINKS RESOU   25.00000000
------------------------------------------------------------------------------------------------------------------------------------

205.MO45     PNG     FH      Eff: Aug 01, 1957    30.000   205.A004 B No                    WI        Area: SOUNDING LAKE EAST
Sub: E       FLETCHER CHALLE Exp: Aug 01, 1967    30.000   CABRE EXP LTD.          25.00000000        TWP 037 RGE 04 W4M LSD 13 (S &
A                            Ext: HBP              7.500   FLETCHER CHALLE         62.50000000        NW) SEC 26
             FLETCHER CHALLE                               WESTLINKS RESOU         12.50000000        (PNG TO TOP PALEOZOIC EXCL NG
                                                                                                    IN VIKING)
100.00000000 TALISMAN ENERGY

                                                           Total Rental:   30.00
                                                                                                    ------Related Contracts-------
             Status                    Acres            Net               Acres           Net       205.A004B    SO    Jun 13, 1988

             ----------------------------- Royalty/Encumbrances -----------------------------------

             Royalty Type     Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY   ALL                  N                N       100.00000000 % of PROD
                 Roy Percent: 20.00000000

             Paid to: LESSOR (M)              Paid by: WI      (C)
             FLETCHER CHALLE  100.0000000     CABRE EXP LTD.   25.00000000
                                              FLETCHER CHALLE  62.50000000
                                              WESTLINKS RESOU  12.50000000

Report Date: Jan 11, 2000
Page Number: 14
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Doi Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
205.M011     PNG        CR    Eff: Jun 30, 1988  620.000 205.A006 A    No                 WI         Area: SOUNDING LAKE EAST
Sub: A       0488060475       Exp: Jun 30, 1993  620.000 CABRE EXP LTD.        * 47.50000000         TWP 037 RGE 04 W4M E SEC 27
A                             Ext: SEC 95        294.500 FLETCHER CHALLE         28.75000000         TWP 037 RGE 04 W4M LSDS 3 4 5
             FLETCHER CHALLE                             WESTLINKS RESOU         23.75000000         SEC 27
100.00000000 FLETCHER CHALLE
                                                         Total Rental: 868.00                        TWP 037 RGE 04 W4M LSD
                                                                                                     6(B)(C)(D) SEC 27
             Status                    Acres            Net               Acres           Net        TWP 037 RGE 04 W4M LSD

                                                                                                     11(A)(B)(D) SEC 27
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------  TWP 037 RGE 04 W4M LSDS 12 13
                                                                                                     14 SEC 27
            Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales        (PNG BELOW BASE VIKING TO BASE
            LESSOR ROYALTY  ALL                 Y                 N       100.00000000 % of PROD     MANNVILLE
             Gas: Royalty:                  Min Pay:                           Prod/Sales:
             S/S OIL: Min:    Max:              Div:                           Prod/Sales:           ------ Related Contracts ------
             Other Percent:                     Min:                           Prod/Sales:           205.A006  JOA      Jun 29, 1988

            Paid to: LESSOR (M)             Paid by: WI      (C)
            ALTA ENERGY     100.00000000    CABRE EXP LTD.    47.75000000
                                            FLETCHER CHALLE   28.75000000
                                            WESTLINKS RESOU   23.75000000

------------------------------------------------------------------------------------------------------------------------------------

205.M011     PNG      CR      Eff: Jun 30, 1998   10.000   205.A0006 C No                  APO       Area: SOUNDING LAKE EAST
Sub: C       0488060475       Exp: Jun 30, 1993   10.000   FLETCHER CHALLE         28.75000000       TWP 037 RGE 04 W4M LSD 6(A) SEC
A                             Ext: SEC 95          4.750   CABRE EXP LTD.          47.50000000       27
100.00000000 FLETCHER CHALLE                               WESTLINKS RESOU         23.75000000       (PNG BELOW BASE VIKING TO BASE
                                                          Total Rental:  14.00                       MANVILLE)



             Status                    Acres            Net               Acres           Net        ------ Related Contracts ------
                                                                                                     205.A006 C  JOA    Jun 29, 1988
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY  ALL                  Y                 N       100.00000000 % of PROD
              Gas: Royalty:                  Min Pay:                           Prod/Sales:
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:
              Other Percent:                     Min:                           Prod/Sales:

                             Cabre Exploration Ltd.
                            Mineral Property Report

Report Date:   Jan 11, 2000
Page Number:   15
               **REPORTED IN ACRES**

                      K&A DISPOSITION: SOUNDING LAKE EAST


------------------------------------------------------------------------------------------------------------------------------------
FILE NUMBER   LSE TYPE  LESSOR TYPE            EXPOSURE OPER. CONT. ROFR            DOI CODE
FILE STATUS   LEASE NO/NAME                       GROSS
MINERAL INT   OPERATOR/PAYOR                        NET  DOL PARTNER(S)         *              *      LEASE DESCRIPTION/RIGHTS HELD
------------------------------------------------------------------------------------------------------------------------------------

     (cont'd)

205.M011
Sub:  C        Paid to:   LESSOR  (M)                        Paid by:    APO      (C)
               ALTA ENERGY             100.00000000          FLETCHER CHALLE        28.75000000
                                                             CABRE EXP LTD.         47.50000000
                                                             WESTLINKS RESOU        23.75000000

------------------------------------------------------------------------------------------------------------------------------------

205.M011     PNG    CR       Eff:  Jun 30, 1988 10.000  205.A006 B No            BPO            APO     Area; SOUNDING LAKE EAST
Sub:  B      0488060475      Exp:  Jun 30, 1993 10.000  CABRE EXP LTD.  *  50.00000000  *  47.50000000  TWP 037 RGE 04 W4M LSD 11(C)
A                            Ext:  SEC 95        5.000  FLETCHER CHALLE    25.00000000     28.75000000  SEC 27
             FLETCHER CHALLE                            WESTLINKS RESOU    25.00000000     23.75000000  (PNG BELOW BASE VIKING TO
100.00000000 FLETCHER CHALLE                                                                             BASE MANNVILLE)
                                                        Total Rental:   14.00

              STATUS                     ACRES         NET               ACRES        NET        -------- RELATED CONTRACTS --------

                                                                                                 205.A006 B     JOA     JUN 29, 1988
              ---------------------------- ROYALTY/ENCUMBRANCES ----------------------------

              ROYALTY TYPE         PRODUCT TYPE     SLIDING SCALE    CONVERTIBLE     % OF PROD/SALES
              LESSOR ROYALTY           ALL                 Y              N          100.00000000% of PROD
                Gas: Royalty:                           Min Pay:                        Prod/Sales:
                S/S OIL: Min:          Max:                 Div:                        Prod/Sales:
                Other Percent:                              Min:                        Prod/Sales:

               Paid to:   LESSOR  (M)                        Paid by:    BPO      (C)
               ALTA ENERGY             100.00000000          CABRE EXP LTD.         50.00000000
                                                             FLETCHER CHALLE        25.00000000
                                                             WESTLINKS RESOU        25.00000000

------------------------------------------------------------------------------------------------------------------------------------

205.M018      PNG    CR       Eff:  Aug 11, 1988    10.000  205.A011 A No            WI              Area: SOUNDING LAKE EAST
Sub:  B       0488080084      Exp:  Aug 11, 1993    10.000  CABRE EXP LTD.     93.75000000           TWP 037 RGE 04 W4M PTN LSD 8
A                             Ext:  SEC 95           9.375  WESTLINKS RESOU     6.25000000           SEC 36
              CABRE EXP LTD.                                                                         (8C WELLBORE ONLY)

100.00000000  CABRE EXP LTD.                            Total Rental:   14.00
                                                                                                     (PNG BELOW BASE VIKING TO BASE

Report Date: Jan 11, 2000
Page Number: 16
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
    (cont'd)
205.M018
Sub: B       Status                    Acres            Net               Acres           Net        MANNVILLE (8C WELL ONLY)

             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale   Convertible       % of Prod/Sales      ------ Related Contracts -------
             LESSOR ROYALTY  ALL                 Y                 N       100.00000000 % of PROD   000.A019   ASSETX   Jul 22, 1996
              Gas: Royalty:                  Min Pay:                           Prod/Sales:         205.1209   FACIL    Oct 01, 1993
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:         205.A011 A FO       Sep 06, 1990
              Other Percent:                     Min:                           Prod/Sales:         205.A017   P&S      Jul 29, 1992

             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    CABRE EXP LTD.    93.75000000
                                             WESTLINKS RESOU    6.25000000

------------------------------------------------------------------------------------------------------------------------------------

205.M018     PNG      CR      Eff: Aug 11, 1988  70.000   205.A011  B No                    WI      Area: SOUNDING LAKE EAST
Sub:C        0488080084       Exp: Aug 11, 1993  70.000   CABRE EXP LTD.           93.75000000      TWP 037 RGE 04 W4M LSD 8 9
A                             Ext: SEC 95        65.625   WESTLINKS RESOU           6.25000000      SEC 36
             CABRE EXP LTD.                                                                         (EXCL 8C WELLBORE)
100.00000000 CABRE EXP LTD.                               Total Rental:  98.00
                                                                                                    (PNG BELOW BASE VIKING TO BASE
             Status                    Acres            Net               Acres           Net       MANNVILLE

                                                                                                    (EXCL 8C WELLBORE)
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------
                                                                                                    ------ Related Contracts -------
             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales      000.A019    ASSETX  Jul 22, 1996
             LESSOR ROYALTY  ALL                  Y                 N       100.00000000 % of PROD  205.1209    FACIL   Oct 01  1993
              Gas: Royalty:                  Min Pay:                           Prod/Sales:         205.A011 B  FO      Sep 06, 1990
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:         205.A017    P&S     Jul 29, 1992
              Other Percent:                     Min:                           Prod/Sales:

             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    CABRE EXP LTD.    93.75000000
                                             WESTLINKS RESOU    6.25000000

Report Date: Jan 11, 2000
Page Number: 17
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
205.M018     PNG        CR    Eff: Aug 11, 1988  0.000   205.A011 C    No                 WI         Area: SOUNDING LAKE EAST
Sub: D       0488080084       Exp: Aug 11, 1993  0.000   CABRE EXP LTD.          93.75000000         TWP 037 RGE 04 W4M LSD 9 10 SEC
A                             Ext: SEC 95        0.000   WESTLINKS RESOU          6.25000000         36
             CABRE EXP LTD.                                                                          (9A & 10C WELLBORES ONLY)
100.00000000 CABRE EXP LTD.                               Total Rental: 0.00
                                                                                                     (PNG BELOW BASE VIKING TO BASE
             Status                    Acres            Net               Acres           Net        MANNVILLE

                                                                                                     (EXCL 8C WELLBORE))
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales      ------ Related Contracts -------
             LESSOR ROYALTY  ALL                 Y                 N       100.00000000 % of PROD   000.A019   ASSETX   Jul 22, 1996
              Gas: Royalty:                  Min Pay:                           Prod/Sales:         205.1209   FACIL    Oct 01, 1993
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:         205.A011 B FO       Sep 06, 1990
              Other Percent:                     Min:                           Prod/Sales:         205.A011 C FO       Sep 06, 1990
                                                                                                    205.A017   P&S      Jul 29, 1992
             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    CABRE EXP LTD.    93.75000000
                                             WESTLINKS RESOU    6.25000000

------------------------------------------------------------------------------------------------------------------------------------

205.M034     PNG      CR      Eff: Mar 05, 1998  640.000   205.A000  C                      WI       Area: SOUNDING LAKE EAST
Sub: A       0498030207       Exp: Mar 05, 2003  640.000   CABRE EXP LTD.         100.00000000       TWP 038 RGE 02 W4M SEC 4
A                                                640.000                                             (ALL PNG)
             CABRE EXP LTD.                               Total Rental: 896.00

100.00000000 CABRE EXP LTD.
                                                                                                    ------ Related Contracts -------
                                                                                                    205.A000 C  DUMMY   Sep 24, 1996
             Status                    Acres            Net               Acres           Net
                                                                                                    205.A036 A SO      Dec 14, 1999
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY  ALL                  Y                 N       100.00000000 % of PROD
              Gas: Royalty:                  Min Pay:                           Prod/Sales:
              S/S OIL: Min:    Max:              Div:                           Prod/Sales:
              Other Percent:                     Min:                           Prod/Sales:

Report Date: Jan 11, 2000
Page Number: 18
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M034
Sub: A
             Paid to: LESSOR (M)             Paid by: WI      (C)
             ALTA ENERGY     100.00000000    CABRE EXP LTD.   100.00000000
------------------------------------------------------------------------------------------------------------------------------------
205.M043     PET     PC       Eff: Oct 19, 1997   160.000   205.A030 C No                    WI      Area: SOUNDING LAKE EAST
Sub: A       AB 86-29358      Exp: Apr 18, 2000   160.000   CABRE EXP LTD.         100.00000000      TWP 038 RGE 03 W4M NE SEC 21
A                                             160.000                                                (PET TO TOP PALEOZOIC)
             CABRE EXP. LTD.                               Total Rental: 320.00
100.00000000 CABRE EXP. LTD.
                                                                                                     ------Related Contracts-------
             Status                  Acres            Net               Acres           Net          205.A030C    FO    Jan 01, 1998

             ----------------------------- Royalty/Encumbrances -----------------------------------

(Linked)     Royalty Type     Product Type   Sliding Scale    Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  OIL                 N               N       100.00000000 % of PROD
                 Roy Percent: 22.50000000

             Paid to: PAIDTO  (R)            Paid by: WI      (C)
             PANCANADIAN RES  100.00000000   CABRE EXP LTD.   100.00000000

(Linked)     Royalty Type     Product Type   Sliding Scale    Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  GAS                  N              N       100.00000000 % of PROD
                 Roy Percent: 18.00000000

             Paid to:  PAIDTO (R)            Paid by: WI      (C)
             PANCANADIAN RES  100.00000000   CABRE EXP LTD.   100.00000000
------------------------------------------------------------------------------------------------------------------------------------

205.M044     PET         PC   Eff: Oct 19, 1997  160.000  205.A030  C No                     WI      Area: SOUNDING LAKE EAST
Sub: A       AB 86-29359      Exp: Apr 18, 2000  160.000  CABLE EXP LTD.           100.00000000      TWP 038 RGE 03 W4M NE SEC 21
A                                                160.000                                             (PET TO TOP PALEOZOIC)

             CABRE EXP LTD.                               Total Rental: 320.00
100.00000000 CABRE EXP LTD.

                                                                                                     ------ Related Contracts ------

Report Date: Jan 11, 2000
Page Number: 19
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M044
Sub:   A     Status                    Acres            Net               Acres           Net       205.A030C    FO    Jan 01, 1998

             ----------------------------- Royalty/Encumbrances -----------------------------------

(Linked)     Royalty Type     Product Type    Sliding Scale     Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  OIL                  N                 N       100.00000000 % of PROD
                 Roy Percent: 22.50000000

             Paid to: PAIDTO  (R)              Paid by: WI      (C)
             PANCANADIAN RES  100.00000000     CABRE EXP LTD.  100.00000000

(Linked)     Royalty Type     Product Type    Sliding Scale     Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  GAS                  N                 N       100.00000000 % of PROD
                 Roy Percent: 18.00000000

             Paid to: PAIDTO  (R)              Paid by: WI      (C)
             PANCANADIAN RES  100.00000000     CABRE EXP LTD.  100.00000000
------------------------------------------------------------------------------------------------------------------------------------
205.MO45   NG      PC     Eff: Oct 19, 1997   160.000   205.A030 C No                    WI        Area: SOUNDING LAKE EAST
Sub: A     AB 56-0047     Exp: Apr 18, 2000   160.000   CABRE EXP LTD.         100.00000000        TWP 038 RGE 03 W4M NE SEC 21
A                                             160.000                                              (NG TO TOP PALEOZOIC)
             CABRE EXP. LTD.                               Total Rental: 320.00
100.00000000 CABRE EXP. LTD.
                                                                                                  ------Related Contracts-------
           Status                    Acres            Net               Acres           Net       205.A030C    FO    Jan 01, 1998

             ----------------------------- Royalty/Encumbrances -----------------------------------

(Linked)     Royalty Type     Product Type    Sliding Scale     Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  OIL                  N                N       100.00000000 % of PROD
                 Roy Percent: 22.50000000

             Paid to: PAIDTO (R)              Paid by: WI      (C)

Report Date: Jan 11, 2000
Page Number: 20
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M045
Sub: A       PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000

(Linked)     Royalty Type     Product Type    Sliding Scale    Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  GAS                  N               N        100.00000000 % of PROD
                 Roy Percent: 18.00000000

             Paid to: PAIDTO  (R)             Paid by: WI      (C)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000
------------------------------------------------------------------------------------------------------------------------------------
205.MO46   NG      PC     Eff: Oct 19, 1997   160.000   205.A030 C No                    WI          Area: SOUNDING LAKE EAST
Sub: A     AB 56-0048     Exp: Apr 18, 2000   160.000   CABRE EXP LTD.         100.00000000          TWP 038 RGE 03 W4M SW SEC 21
A                                             160.000                                                (NG TO TOP PALEOZOIC)
             CABRE EXP. LTD.                               Total Rental: 320.00
100.00000000 CABRE EXP. LTD.
                                                                                                     ------Related Contracts-------
             Status                  Acres            Net               Acres           Net          205.A030C    FO    Jan 01, 1998

             ----------------------------- Royalty/Encumbrances -----------------------------------

(Linked)     Royalty Type     Product Type    Sliding Scale    Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  OIL                  N               N        100.00000000 % of PROD
                 Roy Percent: 22.50000000

             Paid to: PAIDTO  (R)             Paid by: WI      (C)
             PANCANADIAN RES  100.00000000     CABRE EXP LTD.  100.00000000

(Linked)     Royalty Type     Product Type    Sliding Scale    Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  GAS                  N               N        100.00000000 % of PROD
                 Roy Percent: 18.00000000

             Paid to: PAIDTO  (R)             Paid by: WI      (C)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000
------------------------------------------------------------------------------------------------------------------------------------

Report Date: Jan 11, 2000
Page Number: 21
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net    Dol Partner(s)      *              *       Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------

205.N047     PET         PC   Eff: Oct 19, 1997  160.000  205.A030 C No                    WI        Area: SOUNDING LAKE EAST
Sub: A       AB 86-29354      Exp: Apr 18, 2000  160.000  CABRE EXP LTD.         100.00000000        TWP 038 RGE 03 W4M SW SEC 21
A                                                160.000                                             (PET TO TOP PALEOZOIC)
             CABRE EXP LTD.                               Total Rental: 320.00
100.00000000 CABLE EXP LTD.

                                                                                                     ------ Related Contracts ------
             Status                    Acres            Net               Acres           Net        205.A030    FO    Jan 01, 1998

             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

   <Linked>  Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
   205.A030 CLESSOR ROYALTY  OIL                  N                 N       100.00000000 % of PROD
                 Roy Percent: 22.50000000

             Paid to: PAIDTO (R)             Paid by: WI      (C)
             PANCANADIAN RES 100.00000000    CABRE EXP LTD.   100.00000000

   <Linked>  Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
   205.A030 CLESSOR ROYALTY  GAS                  N                 N       100.00000000 % of PROD
                 Roy Percent: 18.00000000

             Paid to:  PAIDTO (R)            Paid by: WI      (C)
             PANCANADIAN RES 100.00000000    CABRE EXP LTD.   100.00000000

------------------------------------------------------------------------------------------------------------------------------------

205.M048     PET         PC   Eff: Oct 19, 1997  0.000    205.A030  C No                   WI        Area: SOUNDING LAKE EAST
Sub: B       AB 86-29359      Exp: Apr 18, 2000  0.000    CABLE EXP LTD.         100.00000000        TWP 038 RGE 03 W4M SE SEC 21
A                                                0.000                                               (PET TO TOP PALEOZOIC EXCL
             CABRE EXP LTD.                               Total Rental: 0.00                         1A-21 WELLBORE)
100.00000000 CABRE EXP LTD.

             Status                    Acres            Net               Acres           Net        ------ Related Contracts ------
                                                                                                     205.A030    FO    Jan 01, 1998
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

   <Linked>  Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
   205.A030 CLESSOR ROYALTY  OIL                  N                 N       100.00000000 % of PROD

Report Date: Jan 11, 2000
Page Number: 22
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M048
Sub: A           Roy Percent: 18.00000000

             Paid to: PAIDTO  (R)             Paid by: WI       (C)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.    100.00000000

(Linked)     Royalty Type     Product Type    Sliding Scale     Convertible     % of Prod/Sales
205.A030     CLESSOR ROYALTY  GAS                  N                 N       100.00000000 % of PROD
                 Roy Percent: 18.00000000

             Paid to: PAIDTO  (R)             Paid by: WI       (C)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.    100.00000000
------------------------------------------------------------------------------------------------------------------------------------
205.M035     PNG   CR     Eff: Oct 12, 1995   160.000   205.A032 A No                    WI        Area: SOUNDING LAKE EAST
Sub: A       0495100091   Exp: Oct 12, 2000   160.000   CABRE EXP LTD.          60.00000000        TWP 038 RGE 03 W4M NW SEC 22
A                                              96.000   ENCAL ENERGY LT         40.00000000        (PNG TO BASE DINA
             CABRE EXP. LTD.                               Total Rental: 224.00                    EXCL PET IN LLOYDMINSTER IN
100.00000000 ENCAL ENERGY LT                                                                       THE 14-22 WELL)

                                                                                                  ------Related Contracts-------
             Status                  Acres            Net               Acres           Net       205.A031 A  FO    Nov 27, 1997
                                                                                                  205.A032 A  JOA   Feb 10, 1998

             ----------------------------- Royalty/Encumbrances -----------------------------------

             Royalty Type     Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY   ALL                  Y                N       100.00000000 % of PROD
              Gas: Royalty:                   Min Pay:                          Prod/Sales:
              S/S OIL: Min      Max:              Div:                          Prod/Sales:
              Other Percent:                      Min:                          Prod/Sales:

             Paid to: LESSOR  (M)             Paid by: WI       (C)
             ALTA ENERGY      100.00000000    CABRE EXP LTD.    60.00000000
                                              ENCAL ENERGY LT   40.00000000
------------------------------------------------------------------------------------------------------------------------------------

Report Date: Jan 11, 2000
Page Number: 23
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
205.M025     PET        PC    Eff: Dec 01, 1996 640.000                                    WI        Area: SOUNDING LAKE EAST
Sub:   A     AB 8520402       Exp: Dec 01, 1997 480.000   CABRE EXP LTD.         100.00000000        TWP 038 RGE 03 W4M NE S SEC 27
A                             Ext: HBP          480.000                                              (PET TO BASE MANNVILLE)
             CABRE EXP LTD.                               Total Rental: 2400.00
100.00000000 CABRE EXP LTD.

                                                                                                     ------ Related Contracts ------
                                                                                                     215.A006 A  RESOLU Nov 28, 1996

             Status                    Acres            Net               Acres           Net

             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY  SOLUTION GAS         N                 N       100.00000000 % of PROD
                 Roy Percent: 25.00000000

             Paid to: LESSOR (M)             Paid by: WI      (M)
             PANCANADIAN PET  100.00000000    CABRE EXP LTD.   100.00000000

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY  ALL                  N                 N       100.00000000 % of PROD
                 Roy Percent: 25.00000000

             Paid to: LESSOR (M)             Paid by: WI      (M)
             PANCANADIAN PET  100.00000000    CABRE EXP LTD.   100.00000000

------------------------------------------------------------------------------------------------------------------------------------

205.M052     NG         PC    Eff: Dec 01, 1996 640.000                                    WI        Area: SOUNDING LAKE EAST
Sub: A       AB 5520401       Exp: Dec 01, 1997 640.000   CABRE EXP LTD.         100.00000000        TWP 038 RGE 03 W4M E SEC 27
A                             Ext: HBP          640.000                                              (NG TO BASE MANNVILLE)
             PANCANADIAN PET                              Total Rental: 3200.00

100.00000000 CABRE EXP LTD.

                                                                                                     ------ Related Contracts ------
                                                                                                     215.A006 A  RESOLU Nov 28, 1996

             Status                    Acres            Net               Acres           Net
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
             LESSOR ROYALTY  ALL                  N                 N       100.00000000 % of PROD


Report Date: Jan 11, 2000
Page Number: 24
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *       Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M026
Sub: A           Roy Percent: 25.00000000

             Paid to: LESSOR  (M)              Paid by: WI     (M)
             PANCANADIAN PET  100.00000000     CABRE EXP LTD.  100.00000000
------------------------------------------------------------------------------------------------------------------------------------
205.M037     PET        PC  Eff: Oct 19, 1997  154.000 205.A030 D No                 BPO        APO   Area: SOUNDING LAKE EAST
Sub: A       AB 86-29351    Exp: Apr 18, 2000  154.000 CABRE EXP LTD.       100.00000000  50.00000000 TWP 038 RGE 03 W4M NW SEC 33
A                                              154.000 PANCANADIAN RES                    50.00000000 (PET TO TOP PALEOZOIC)
             CABRE EXP LTD.
100.00000000 CABRE EXP LTD.                            Total Rental: 308.00


                                                                                                      ------Related Contracts-------
             Status                  Acres            Net               Acres           Net           205.A030 D  FO    Jan 01, 1998

             ----------------------------- Royalty/Encumbrances -----------------------------------

(Linked)     Royalty Type     Product Type    Sliding Scale    Convertible      % of Prod/Sales
205.A030     DOVERRIDING ROYALTY  ALL              Y               Y        100.00000000 % of PROD
              Gas: Royalty: 15.00000000               Min Pay: $5.32 10 3M3     Prod/Sales:
              S/S OIL: Min  5.00000000 Max:15.00000000    Div: 1/23.97          Prod/Sales:
              Other Percent:                              Min:                  Prod/Sales:

             Paid to: PAIDTO  (R)             Paid by: BPO     (C)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000

             DEDUCTIONS -
                NO DEDUCTIONS.

(Linked)     Royalty Type     Product Type    Sliding Scale     Convertible     % of Prod/Sales
205.A030     DLESSOR ROYALTY      ALL              N                N       100.00000000 % of PROD

             Paid to: PAIDTO  (R)             Paid by: BPO     (C)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000

             DEDUCTIONS -
                NO DEDUCTIONS.
------------------------------------------------------------------------------------------------------------------------------------

Report Date: Jan 11, 2000
Page Number: 25
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

____________________________________________________________________________________________________________________________________
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
____________________________________________________________________________________________________________________________________

205.M038     NG         PC  Eff: Oct 19, 1997  154.000 205.A030 E No              BPO-PE     APO-PE   Area: SOUNDING LAKE EAST
Sub: A       AB 56-0045     Exp: Apr 18, 2000  154.000 CABRE EXP LTD.       100.00000000  50.00000000 TWP 038 RGE 03 W4M NW SEC 33
A                                              154.000 PANCANADIAN PET                    50.00000000 (NG TO TOP PALEOZOIC IN 10-33
             CABRE EXP LTD.                                                                           WELL ONLY)
100.00000000 CABRE EXP LTD.                            Total Rental: 308.00

                 Status                    Acres            Net               Acres           Net     -------Related Contracts------
                                                                                                      205.A030 E   FO   Jan 01, 1998
             _____________________________ ROYALTY/ENCUMBRANCES ___________________________________

  <Linked> Royalty Type        Product Type  Sliding Scale     Convertible     % of Prod/Sales
  205.A030 ELESSOR ROYALTY     ALL                 N                 N      100.00000000 % of PROD
                 Roy Percent:  20.00000000

             Paid to: PAIDTO  (R)             Paid by: PAID BY (R)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000

             DEDUCTIONS -
                NO DEDUCTIONS.

____________________________________________________________________________________________________________________________________

205.M039     PET        PC  Eff: Oct 19, 1997  155.000 205.A030 D No                 BPO        APO   Area: SOUNDING LAKE EAST
Sub: A       AB 86-29356    Exp: Apr 18, 2000  155.000 CABRE EXP LTD.       100.00000000  50.00000000 TWP 038 RGE 03 W4M NE SEC 33
A                                              155.000 PANCANADIAN RES                    50.00000000 (PET TO TOP PALEOZOIC)
             CABRE EXP LTD.
100.00000000 CABRE EXP LTD.                            Total Rental: 310.00

                 Status                    Acres            Net               Acres           Net     -------Related Contracts------
                                                                                                      205.A030 D   FO   Jan 01, 1998
             _____________________________ ROYALTY/ENCUMBRANCES ___________________________________

  <Linked> Royalty Type                  Product Type    Sliding Scale     Convertible     % of Prod/Sales
  205.A030 DOVERRIDING ROYALTY           ALL                  Y                 Y       100.00000000 % of PROD
               Gas: Royalty: 15.00000000                 Min Pay:          $5.32 10 3M3      Prod/Sales:
               S/S OIL: Min:  5.00000000    Max: 15.00000000 Div:          1/23.87           Prod/Sales:
               Other percent:                                Min:                            Prod/Sales:

             Paid to: PAIDTO (R)                          Paid by: BPO (C)

Report Date: Jan 11, 2000
Page Number: 26
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *       Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M039                  PANCANADIAN RES  100.00000000     CABRE EXP LTD.  100.00000000
             DEDUCTIONS -
                NO DEDUCTIONS.

(Linked)     Royalty Type     Product Type    Sliding Scale    Convertible      % of Prod/Sales
205.A030     DLESSOR ROYALTY      ALL              N               N        100.00000000 % of PROD
                 Roy Percent:
             Paid to: PAIDTO  (R)             Paid by: BPO     (C)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000

             DEDUCTIONS -
                NO DEDUCTIONS.
------------------------------------------------------------------------------------------------------------------------------------
205.M040     PET        PC  Eff: Oct 19, 1997  160.000 205.A030 D No                 BPO          APO Area: SOUNDING LAKE EAST
Sub: A       AB 86-29352    Exp: Apr 18, 2000  160.000 CABRE EXP LTD.       100.00000000  50.00000000 TWP 038 RGE 03 W4M SW SEC 33
A                                              160.000 PANCANADIAN RES                    50.00000000 (PET TO TOP PALEOZOIC)
             CABRE EXP LTD.
100.00000000 CABRE EXP LTD.                            Total Rental: 320.00

                                                                                                      ------Related Contracts-------
             Status                  Acres            Net               Acres           Net           205.A030 D  FO    Jan 01, 1998

             ----------------------------- Royalty/Encumbrances -----------------------------------

(Linked)     Royalty Type     Product Type    Sliding Scale    Convertible      % of Prod/Sales
205.A030     DOVERRIDING ROYALTY  ALL              Y               Y        100.00000000 % of PROD
              Gas: Royalty: 15.00000000               Min Pay: $5.32 10 3M3     Prod/Sales:
              S/S OIL: Min  5.00000000 Max:15.00000000    Div: 1/23.97          Prod/Sales:
              Other Percent:                              Min:                  Prod/Sales:

             Paid to: PAIDTO  (R)             Paid by: BPO     (C)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000

             DEDUCTIONS -
                NO DEDUCTIONS.


Report Date: Jan 11, 2000
Page Number: 27
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M040
Sub:   A
             ------------------------------------ ROYALTY/ENCUMBRANCES ------------------------------------------

             (Linked) Royalty Type           Product Type    Sliding Scale     Convertible     % of Prod/Sales
             205.A030 DLESSOR ROYALTY        ALL                  N                 N       100.00000000 % of PROD
                 Roy Percent:

             Paid to: PAIDTO (R)                             Paid by: BPO      (C)
             PANCANADIAN RES 100.00000000                    CABRE EXP LTD.    100.00000000

             DEDUCTIONS-
                 NO DEDUCTIONS.

------------------------------------------------------------------------------------------------------------------------------------
205.M041     NG         PC    Eff: Oct 19, 1997  160.000   205.A030  F No                   WI       Area: SOUNDING LAKE EAST
Sub:   A     AB 56-0046       Exp: Dec 12, 2000    0.000   CABRE EXP LTD.          50.00000000       TWP 038 RGE 03 W4M SW SEC 33
A                                                  0.000   PANCANADIAN RES         50.00000000       (NG TO TOP PALEOZOIC EXCL PNG
                                                                                                     FROM 10-33 WELL)
             CABLE EXP LTD.
100.00000000 CABLE EXP LTD.                                Total Rental: 0.00


             Status                    Acres            Net               Acres           Net         ----- Related Contracts ------
                                                                                                      205.A030     FO   Jan 01, 1998
             ------------------------------------ ROYALTY/ENCUMBRANCES ------------------------------------------

             (Linked) Royalty Type          Product Type    Sliding Scale     Convertible     % of Prod/Sales
             205.A030 FLESSOR ROYALTY       ALL                  N                 N       100.00000000 % of PROD
                 Roy Percent: 20.00000000

             Paid to: PAIDTO (R)                             Paid by: PAIDBY   (R)
             PANCANADIAN RES 100.00000000                    CABRE EXP LTD.    100.00000000

             DEDUCTIONS-
                 NO DEDUCTIONS.

------------------------------------------------------------------------------------------------------------------------------------
205.M041     NG         PC    Eff: Oct 19, 1997  160.000   205.A030  E No          BPO-PE       APO-PE  Area: SOUNDING LAKE EAST
Sub:   B     AB-56-0046       Exp: Apr 18, 2000  160.000   CABRE EXP LTD.    100.00000000  50.00000000  TWP 038 RGE 03 W4M SW SEC 33

'
Report Date: Jan 11, 2000
Page Number: 28
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *       Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M041
Sub: B                                         160.000 PANCANADIAN PET                    50.00000000 (NG TO TOP PALEOZOIC IN
             CABRE EXP LTD.                                                                            10-33 WELL ONLY)
100.00000000 CABRE EXP LTD.                            Total Rental: 320.00

                                                                                                      ------Related Contracts-------
             Status                  Acres            Net               Acres           Net           205.A030 E  FO    Jan 01, 1998

             ----------------------------- Royalty/Encumbrances -----------------------------------

(Linked)     Royalty Type     Product Type    Sliding Scale    Convertible      % of Prod/Sales
205.A030     ELESSOR ROYALTY  ALL                  N                N       100.00000000 % of PROD

             Paid to: PAIDTO  (R)             Paid by: PAIDBY  (R)
             PANCANADIAN RES  100.00000000    CABRE EXP LTD.   100.00000000

             DEDUCTIONS -
                NO DEDUCTIONS.
------------------------------------------------------------------------------------------------------------------------------------
205.M042     PET        PC  Eff: Oct 19, 1997  160.000 205.A030 D No                 BPO        APO   Area: SOUNDING LAKE EAST
Sub: A       AB 86-29357    Exp: Apr 18, 2000  160.000 CABRE EXP LTD.       100.00000000  50.00000000 TWP 038 RGE 03 W4M SE SEC 33
A                                              160.000 PANCANADIAN RES                    50.00000000 (PET TO TOP PALEOZOIC)
             CABRE EXP LTD.
100.00000000 CABRE EXP LTD.                            Total Rental: 320.00

                 Status                    Acres            Net               Acres           Net     -------Related Contracts------
                                                                                                      205.A030 D   FO   Jan 01, 1998
             ----------------------------- ROYALTY/ENCUMBRANCES -----------------------------------

(Linked)     Royalty Type                  Product Type    Sliding Scale   Convertible       % of Prod/Sales
205.A030     DOVERRIDING ROYALTY           ALL                  Y               Y         100.00000000 % of PROD
               Gas: Royalty: 15.00000000                 Min Pay:          $5.32 10 3M3       Prod/Sales:
               S/S OIL: Min:  5.00000000    Max: 15.00000000 Div:          1/23.87            Prod/Sales:
               Other percent:                                Min:                             Prod/Sales:

             Paid to: PAIDTO (R)                          Paid by: BPO (C)

Report Date: Jan 11, 2000
Page Number: 29
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *      Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M042
Sub: A       PANCANADIAN RES     100.00000000         CABRE EXP LTD.          100.00000000
              DEDUCTIONS -
                 NO DEDUCTIONS
            (LINKED) Royalty Type         Product Type    Sliding Scale   Convertible    % of Prod/Sales
            205,A030 DLESSOR ROYALTY      ALL                   N              N        100.00000000 % of PROD
                                  Roy Percent:
            Paid to:   PAIDTO  (R)                          Paid by:   BPO    (C)
            PANCANADIAN RES     100.00000000                CABRE EXP LTD.      100.00000000

             DEDUCTION -
                NO DEDUCTIONS.

------------------------------------------------------------------------------------------------------------------------------------
205.M049     NG       FH         Eff: Nov 15, 1996     213.340  205.A000 E                  WI       Area: SOUNDING LAKE EAST
Sub: A       FULLERTON JAMES     Exp: Nov 15, 2000     213.340  CABRE EXP LTD.    100.00000000       TWP 038 RGE 03 W4M E SEC 33 (AS
A                                                      213.340                                       TO A 66.67% INTEREST)
66,67000000  CABRE EXP LTD.                                     Total Rental:   630.00               (ALL NG EXCL NG (INCLUDING)
             CABRE EXP LTD.

                                                                                                      METHANE AND ALL OTHER
             Status                    Acres            Net               Acres           Net         HYDROCARBONS)

                                                                                                      CONTAINED, STORED,  DERIVED
             ----------------------------- Royalty/Encumbrances -----------------------------------   FROM, ASSOCIATED OR ABSORBED
                                                                                                      WITHIN
                                                                                                      ANY COAL MATRIX, DEPOSIT SEAM
             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales        OR BED)
             LESSOR ROYALTY  ALL                  N                 N       100.00000000 % of PROD
                 Roy Percent: 16.00000000

             Paid to: LESSOR (M)             Paid by: WI      (C)                                    ------ Related Contracts ------
             FULLERTON JAMES  75.00000000    CABRE EXP LTD.   100.00000000                           000.A037    P&S    Aug 31, 1999
             RECEIVER GEN     25.00000000                                                            205.A000 E  DUMMY  Sep 24, 1996
                                                                                                     331.A017    ORR    Aug 31, 1999

             GENERAL COMMENT -
               LESSOR HAS 66.67% FRACTIONAL INTEREST


(LINKED)     Royalty Type              Product Type    Sliding Scale     Convertible     % of Prod/Sales
331.A017     AOVERRIDING  ROYALTY      ALL                   N                N       100.00000000 % of PROD


Report Date: Jan 11, 2000
Page Number: 30
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *       Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M049
Sub: A
                 Roy Percent: 5.00000000

             Paid to: PAIDTO  (R)              Paid by: PAIDBY (R)
             LONGRIDGE        100.00000000     CABRE EXP LTD.  100.00000000
------------------------------------------------------------------------------------------------------------------------------------
205.M050   NG      FH        Eff: Nov 16, 1998   26.660    205.A000 E                       WI       Area: SOUNDING LAKE EAST
Sub: A     MCCULLOUGH GOODAL Exp: Apr 18, 2000   26.660    CABRE EXP LTD.         100.00000000       TWP 038 RGE 03 W4M E SEC 33
A                                                26.660                                              (AS TO A 8.33% INTEREST)
             CABRE EXP. LTD.                               Total Rental: 81.00                       (ALL NG EXCL NG (INCLUDING
8.33000000   CABRE EXP. LTD.                                                                         METHANE AND ALL OTHER
                                                                                                     HYDROCARBONS)
             Status                  Acres            Net               Acres           Net

             ----------------------------- Royalty/Encumbrances -----------------------------------  CONTAINED, STORED, DERIVED
                                                                                                     FROM, ASSOCIATED OR ABSORBED
             Royalty Type     Product Type     Sliding Scale   Convertible      % of Prod/Sales      WITHIN ANY COAL MATRIX,
             LESSOR ROYALTY   ALL                   N              N        100.00000000 % of PROD   DEPOSIT SEAM OR BED)
                Roy Percent:  16.00000000
             Paid to: LESSOR  (M)              Paid by: WI     (C)                                   -------Related Contracts------
             MCCULLOUGH G     75.00000000      CABRE EXP LTD.  100.00000000                          000.A037   P&S    Aug 31, 1999
             RECEIVER GEN     25.00000000                                                            205.A000 E DUMMY  Sep 24, 1996
                                                                                                     331.A017   ORR    Aug 31, 1999

             GENERAL COMMENT -
              LESSOR HAS 8.33% FRACTIONAL INTEREST

(Linked)     Royalty Type                  Product Type    Sliding Scale     Convertible     % of Prod/Sales
331.A017     AOVERRIDING ROYALTY           ALL                  N                 N       100.00000000 % of PROD

                 Roy Percent: 5.00000000

             Paid to: PAIDTO  (R)              Paid by: PAIDBY (R)
             LONGRIDGE        100.00000000     CABRE EXP LTD.  100.00000000
------------------------------------------------------------------------------------------------------------------------------------

Report Date: Jan 22, 2000
Page Number: 31
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

____________________________________________________________________________________________________________________________________
File Number  Lse Type   Lessor Type            Exposure   Oper. Cont. ROFT         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                         Net    Dol Partner(s)      *              *      Lease Description/Rights Held
____________________________________________________________________________________________________________________________________
205.M051     NG         FH    Eff: Nov 16, 1996  26.660   205.A000 E                       WI        Area: SOUNDING LAKE EAST
Sub: A       MCCULLOUGH JANIS Exp: Nov 16, 2000  26.660   CABRE EXP LTD.         100.00000000        TWP 038 RGE 03 W4M E SEC 33 (AS
A                                                26.660                                              TO A 8.33% INTEREST)
             CABRE EXP LTD.                               Total Rental: 81.00                        (ALL NG EXCL NG (INCLUDING
8.33000000   CABRE EXP LTD.                                                                          METHANE AND ALL OTHER
                                                                                                     HYDROCARBONS)

             Status                    Acres            Net               Acres           Net        CONTAINED, STORED, DERIVED
                                                                                                     FROM, ASSOCIATED OR ABSORBED
             _____________________________ Royalty/Encumbrances ___________________________________  WITHIN
                                                                                                     ANY COAL MATRIX, DEPOSIT SEAM
             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales       OR BED)
             LESSOR ROYALTY  ALL                  N                 N       100.00000000 % of PROD
                 Roy Percent: 16.00000000

             Paid to: LESSOR (M)             Paid by: WI      (C)                                    ------ Related Contracts ------
             MCCULLOUGH J     75.00000000    CABRE EXP LTD.   100.00000000                           000.A037    P&S    Aug 31, 1999
             RECEIVER GEN     25.00000000                                                            205.A000 E  DUMMY  Sep 24, 1996
                                                                                                     331.A017    ORR    Aug 31, 1999

             GENERAL COMMENT
               LESSOR HAS 8.33% FRACTIONAL INTEREST


(LINKED)     Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales
331.A017     AOVERRIDING     ALL                  N                 N       100.00000000 % of PROD
             ROYALTY
                 Roy Percent: 5.00000000

             Paid to:  PAIDTO (R)            Paid by: PAIDBY (R)
             LONGRIDGE        100.00000000   CABRE EXP LTD.  100.00000000

____________________________________________________________________________________________________________________________________

205.M052     NG         FH    Eff: Dec 12, 1996  53.340   205.A000  E                      WI        Area: SOUNDING LAKE EAST
Sub: A       MCCULLOUGH MARYL Exp: Dec 12, 2000  53.340   CABRE EXP LTD.         100.00000000        TWP 038 RGE 03 W4M E SEC 33 (AS
A                                                53.340                                              TO A 16.67% INTEREST)
             CABRE EXP LTD.                               Total Rental: 159.00                       (ALL NG EXCL NG (INCLUDING
16.67000000  CABRE EXP LTD.                                                                          METHANE AND ALL OTHER
                                                                                                     HYDROCARBONS)

             Status                    Acres            Net               Acres           Net        CONTAINED, STORED, DERIVED
                                                                                                     FROM, ASSOCIATED OR ABSORBED
             _____________________________ Royalty/Encumbrances ___________________________________  WITHIN
                                                                                                     ANY COAL MATRIX, DEPOSIT SEAM
             Royalty Type    Product Type    Sliding Scale     Convertible     % of Prod/Sales       OR BED)
             LESSOR ROYALTY  ALL                  N                 N       100.00000000 % of PROD


Report Date: Jan 11, 2000
Page Number: 32
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *       Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M052
Sub: A
                 Roy Percent: 16.00000000

             Paid to: LESSOR  (M)             Paid by: WI      (C)                                   -------Related Contracts------
             MCCULLOUGH G     75.00000000     CABRE EXP LTD.   100.00000000                          000.A037   P&S    Aug 31, 1999
             RECEIVER GEN     25.00000000                                                            205.A000 E DUMMY  Sep 24, 1996
                                                                                                     331.A017   ORR    Aug 31, 1999

             GENERAL COMMENT -
              LESSOR HAS 16.67% FRACTIONAL INTEREST

(Linked)     Royalty Type                  Product Type    Sliding Scale     Convertible     % of Prod/Sales
331.A017     AOVERRIDING ROYALTY           ALL                  N                 N       100.00000000 % of PROD

                 Roy Percent: 5.00000000

             Paid to: PAIDTO  (R)              Paid by: PAIDBY (R)
             LONGRIDGE        100.00000000     CABRE EXP LTD.  100.00000000
------------------------------------------------------------------------------------------------------------------------------------
205.M024   PNG     CR        Eff: Oct 17, 1996   480.000                                    WI       Area: SOUNDING LAKE EAST
Sub: B     0496100498        Exp: Oct 17, 2001   480.000   CABRE EXP LTD.         100.00000000       TWP 038 RGE 03 W4M SW SEC 1 E
A                                                480.000                                             SEC 11
             CABRE EXP. LTD.                               Total Rental: 672.00                      (ALL PNG BELOW BASE VIKING)
100.00000000 CABRE EXP. LTD.

             Status                  Acres            Net               Acres           Net

             ----------------------------- Royalty/Encumbrances -----------------------------------

             Royalty Type     Product Type    Sliding Scale    Convertible      % of Prod/Sales
             LESSOR ROYALTY   ALL                  Y                N        100.00000000 % of PROD
              Gas: Royalty:                           Min Pay:                  Prod/Sales:
              S/S OIL: Min             Max:               Div:                  Prod/Sales:
              Other Percent:                              Min:                  Prod/Sales:

             Paid to: LESSOR  (M)              Paid by: WI     (M)
             ALTA ENERGY      100.00000000     CABRE EXP LTD.  100.00000000


Report Date: Jan 11, 2000
Page Number: 33
             **REPORTED IN ACRES**

                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION : SOUNDING LAKE EAST

_____________________________________________________________________________________________________________________________
File Number    Lse Type Lessor Type          Exposure   Oper. Cont. ROFR     DOI Code
File Status    Lease No/Name                    Gross
Mineral Int    Operator/Payor                     Net   Dol Partner(s)     *             *     Lease Description/Rights Held
_____________________________________________________________________________________________________________________________
205M028        PNG  CR    Eff: Mar 06, 1997   160.000   205.A000 D                 WI          Area: SOUNDING LAKE EAST
Sub:  A        0497030218 Exp: Mar 06, 2002   160.000   CABRE EXP LTD.   100.00000000          TWP 038 RGE 04 W4M NW SEC 1
A                                             160.000                                          (PNG BELOW BASE VIKING)
               CABRE EXP LTD.                           Total Rental:  224.00
100.00000000   CABRE EXP LTD.
                                                                                               ________Related Contracts______
                  Status                Acres            Net               Acres     Net       205.A000 D  DUMMY  Sep 24, 1996

               ______________________________Royalty/Encumbrances________________________________

               Royalty Type        Product Type   Sliding Scale  Convertible     % of Prod/Sales
               LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD
                    Gas: Royalty:                 Min Pay:                           Prod/Sales:
                    S/S OIL: Min:     Max:            Div:                           Prod/Sales:
                    Other Percent:                    Min:                           Prod/Sales:

                 Paid to:  LESSOR  (M)            Paid by:  WI        (C)
                 ALTA ENERGY         100.00000000 CABRE EXP LTD.        100.00000000
__________________________________________________________________________________________________________________________________

205.M024      PNG   CR    Eff: Oct 17, 1996   640.000                              WI           Area: SOUNDING LAKE EAST
Sub:  A       0496100498  Exp: Oct 17, 2000   640.000  CABRE EXP LTD     100.00000000           TWP 038 RGE 04 W4M SEC 12
A                                             640.000                                           (ALL PNG EXCL NG IN VIKING)
              CABRE EXP LTD.                           Total Rental:  896.00
100.00000000  CABRE EXP LTD.


                  Status                Acres            Net               Acres     Net

               ______________________________Royalty/Encumbrances________________________________

               Royalty Type        Product Type   Sliding Scale  Convertible     % of Prod/Sales
               LESSOR ROYALTY      ALL                 Y             N         100.00000000 % of PROD
                    Gas: Royalty:                 Min Pay:                           Prod/Sales:
                    S/S OIL: Min:     Max:            Div:                           Prod/Sales:
                    Other Percent:                    Min:                           Prod/Sales:

                 Paid to:  LESSOR  (M)            Paid by:  WI        (M)

Report Date: Jan 11, 2000
Page Number: 34
             ** REPORTED IN ACRES**


                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION: SOUNDING LAKE EAST

------------------------------------------------------------------------------------------------------------------------------------
File Number  Lse Type   Lessor Type              Exposure Oper. Cont. ROFR         DOI Code
File Status  Lease No/Name                        Gross
Mineral Int  Operator/Payor                        Net     Dol Partner(s)      *              *       Lease Description/Rights Held
------------------------------------------------------------------------------------------------------------------------------------
(cont'd)
205.M024
Sub: A       ALTA ENERGY      100.00000000     CABRE EXP LTD.  100.00000000
------------------------------------------------------------------------------------------------------------------------------------
075.M015   PNG     CR        Eff: Mar 19, 1998   640.000   075.A000 H                       WI       Area: SOUNDING LAKE EAST
Sub: A     0498030722        Exp: Mar 19, 2003   640.000   CABRE EXP LTD.         100.00000000       TWP 039 RGE 03 W4M SEC 4
A                                                640.000                                             (ALL PNG)
             CABRE EXP. LTD.                               Total Rental: 896.00
100.00000000 CABRE EXP. LTD.

             Status                  Acres            Net               Acres           Net

             ----------------------------- Royalty/Encumbrances -----------------------------------

             Royalty Type     Product Type    Sliding Scale    Convertible      % of Prod/Sales
             LESSOR ROYALTY   ALL                  Y                N        100.00000000 % of PROD
              Gas: Royalty:                           Min Pay:                  Prod/Sales:
              S/S OIL: Min             Max:               Div:                  Prod/Sales:
              Other Percent:                              Min:                  Prod/Sales:

             Paid to: LESSOR  (M)              Paid by: WI     (C)
             ALTA ENERGY      100.00000000     CABRE EXP LTD.  100.00000000


Report Date: Jan 11, 2000
Page Number: 35
             **REPORTED IN ACRES**

                             Cabre Exploration Ltd.
                            Mineral Property Report

                      K&A DISPOSITION : SOUNDING LAKE EAST

_____________________________________________________________________________________________________________________________
File Number    Lse Type Lessor Type          Exposure   Oper. Cont. ROFR     DOI Code
File Status    Lease No/Name                    Gross
Mineral Int    Operator/Payor                     Net   Dol Partner(s)     *             *     Lease Description/Rights Held
_____________________________________________________________________________________________________________________________
Report Total:            Gross:       9,093,000   Net:      8,280,583


                              ** End of Report **

THIS IS SCHEDULE "B" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND WESTLINKS RESOURCES LTD., AS PURCHASER, MADE AS OF THE 6TH DAY OF APRIL, 2000
_______________________________________________________________________________


                         VENDOR'S OFFICER'S CERTIFICATE


RE: Clause 7.1(a) of the Purchase and Sale Agreement ("Agreement") made as of April 6, 2000 between Cabre Exploration Ltd., as Vendor, and Westlinks Resources Ltd., as Purchaser.

Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

I, R.G. Jensen, Vice President, Land and Contracts of Cabre Exploration Ltd. (the "Company"), hereby certify that as of the date of this Certificate:

(a) The covenants, representations and warranties of the Company contained in Clause 10 of the Agreement are true and correct in all material respects.

(b) This Certificate is made for and on behalf of the Company and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the 6th day of April, 2000.


                               Vendor
                               CABRE EXPLORATION LTD.


                               Per: ____________________________________________
                               R.G. Jensen -- Vice President, Land and Contracts

                                  SCHEDULE "B"

                                      -2-

_______________________________________________________________________________


                       PURCHASER'S OFFICER'S CERTIFICATE


RE: Clause 7.2(a) of the Purchase and Sale Agreement ("Agreement") made as of April 6, 2000 between Cabre Exploration Ltd. as Vendor, and Westlinks Resources Ltd., as Purchaser.

Unless otherwise stated, the definitions provided for in the Agreement are adopted in this Certificate.

I, ____________________________, President of Westlinks Resources Ltd. (the "Purchaser"), hereby certify that as of the date of this Certificate:

(a) The covenants, representations and warranties of the Purchaser contained in Clause 11 of the Agreement are true and correct in all material respects.

(b) This Certificate is made for and on behalf of the Purchaser and is binding upon it and the deponent herein is not and will not incur any personal liability whatsoever with respect to it.

IN WITNESS WHEREOF I have executed this Certificate effective the 6th day of April, 2000.


                                       PURCHASER
                                       WESTLINKS RESOURCES LTD.


                                       Per: ____________________________________
                                            Title

THIS IS SCHEDULE "C" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD. AS VENDOR, AND WESTLINKS RESOURCES LTD., AS PURCHASER, MADE AS OF THE 6TH DAY OF APRIL, 2000
------------------------------------------------------------------------------

                                   CONVEYANCE

     THIS INDENTURE AND AGREEMENT made as of the 6th day of April, 2000.

BETWEEN:

          CABRE EXPLORATION LTD., a body corporate, having an office in the City of Calgary, in the Province of Alberta, (hereinafter called "Vendor")

                                                               OF THE FIRST PART

                                    - and -

          WESTLINKS RESOURCES LTD., a body corporate, having an office in the City of Calgary, in the Province of Alberta, (hereinafter called "Purchaser")

                                                              OF THE SECOND PART

     WHEREAS Vendor has agreed, pursuant to a Purchase and Sale Agreement dated as of the 6th day of April, 2000 (hereinafter called the "Sale Agreement"), to convey to Purchaser all of its interest in and to the Assets, insofar as those terms are defined therein.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that, for the consideration provided in the Sale Agreement, the receipt and sufficiency of which is hereby acknowledged by Vendor has agreed to sell and by these presents does bargain, sell, assign, transfer and convey to Purchaser all of its right, title, interest and property whatsoever in, to or arising out of the Assets, to have and to hold for its own use and benefit on the terms herein provided.

     IT IS FURTHER AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.   DEFINITIONS

     In this Conveyance, the definitions set forth on the Sale Agreement shall apply hereto.

2.   TITLE

     Purchaser hereby covenants and agrees with Vendor that nothing herein, expressed or implied, shall operate to have effect as any warranty or guarantee of title or covenant for title on the part of Vendor and that the representations and warranties contained in the Sale Agreement shall apply hereto for the period provided in the Sale Agreement.

3.   EFFECTIVE DATE

     Vendor and Purchaser agree that the effective date of this transaction shall be 8:00 a.m. Calgary time on January 1, 2000.

4.   ACCEPTANCE

     Purchaser hereby accepts this Conveyance and in consideration thereof, Purchaser hereby assumes and agrees to perform and be bound by all terms and conditions of the contracts, agreements and documents included in the Assets.

5.   FURTHER ASSURANCES

     Vendor and Purchaser will each from time to time, and at all times hereafter, at the request and cost of the other, do and perform all such acts and things, and execute all such assurances, deeds, documents and writings with respect to the Assets as the other may reasonably require in order to carry out the purposes of this Conveyance.

6.   SALE AGREEMENT

     The terms hereof shall be read in conjunction with the terms of the Sale Agreement and subject thereto. In the event of any conflict between the provisions of this Conveyance and the Sale Agreement, the Sale Agreement shall prevail.

7.   ENUREMENT

     This conveyance shall extend to and be binding upon the parties hereto and their successors and assigns.

8.   COUNTERPART EXECUTION

     This conveyance may be executed in counterpart and all counterparts together shall form one binding Agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Conveyance by their proper officers duly authorized in that behalf as of the effective date.

                          Vendor
                          CABRE EXPLORATION LTD.


                          Per:
                               _________________________________________________
                          R.G. Jensen - Vice President, Land & Contracts


                          Per:
                              __________________________________________________
                          J. Douglas Kay - President and Chief Operating Officer


                          Purchaser
                          WESTLINKS RESOURCES LTD.


                          Per:
                              __________________________________________________

                          Per:
                              __________________________________________________

THIS IS SCHEDULE "D" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD. AS VENDOR, AND WESTLINKS RESOURCES LTD., AS PURCHASER, MADE AS OF THE 6TH DAY OF APRIL, 2000

---------------------------------------------------------------------------

TANGIBLES, FACILITIES AND OTHER MISCELLANEOUS MATTERS
-----------------------------------------------------

                                                            Vendor's
10 Digit Code  Description                                  Interest
-------------  -----------                                  ---------

1127TO11C26    Water Disposal Line from 11d-27-37-4-W4         40.6%
               to 15B-27-37-4-W4 (AFE 117PL R-1)

0427TO1027     Pipeline to transport solution gas from          100%
               4-27-38-3-W4 to 10-27-38-3-W4 where it
               enters Fletcher's gathering system
               (AFE 3547PL)

12D31T00531    Tie in 12d2-31-37-3-W4 to control battery        100%
               via pipeline (AFE 3934PL)

0531TO1035     Line to transport sweetened raw solution         100%
               gas from 5-31-37-4-W4 battery to Fletcher
               gathering system at 10-345-37-4-W4
               (AFE 131 PL)

0531TO2A36     Water disposal line from 5-31-37-3-W4        72.9008%
               battery to well in 2a-36-37-4-W4

13A263704T4    Inverness Satellite 13a-26-37-4 Group           29.5%
               Header

15A273704T4    Inverness Satellite 15a-27-37-4 Group           47.5%
               Header

05313703B4     Sounding Lake Battery 5-31-37-3-W4               100%

05313703G4     Gas Sweetener Facility at 5-31-37-3-W4           100%

11273704B4     Sounding Lake E Oil Battery 11-27-37-4          40.6%

5B313703F4     Cabre 5B Provost 5-31-37-3-W4                    100%

SDLKEASTPL     Inverness Sounding Lake E Gathering System     39.55%


(See Attached Tangible Listing)


INVENTORY                            AREA - SOUNDING LAKE EAST
                         LOCATION - 14B-21-38-3-W4M (SINGLE WELL BATTERY)

FLARE STACK              (MFG)               N/A
                         (SIZE)              3" X 30'
                         (PILOT)             PROPANE (FLARE TUBE LIGHT)

PUMP JACK                (MFG)               LUFKIN
                         (SER.#)             N/A
                         (SIZE)              160
                         (YEAR)              N/A

MOTOR SHACK              (SIZE)              NONE
                         (TYPE)              NONE

MOTOR                    (TYPE)              GAS 1 CYCLE
                         (MFG)               WITTE
                         (MOD)               N/A
                         (SER #)             N/A

SATT. BLDG               (TYPE)              TIN (INSULATED) - SKID"
                         (SIZE)              6' X 6'6" X 8'H

SEPARATOR                (MFG)               ARGO SALES LTD.
                         (SER.#)             2244
                         (SIZE)              2' X 6'
                         (MWP)               235 PSi
                         (YEAR)              1986

METER                    (TYPE)              GAS (100 X 100")
                         (MFG)               ITT BARTON
                         (SER.#)             202E-10422

PROD. TANK               (SIZE)              400 BBL
                         (MFG)               WINCHESTER SUPPLY INC.
                         (SER.#)             1986 266
                         (YEAR)              1986

POP TANK                 (SIZE)              100 BBL (OPEN TOP)
                         (MFG)               ARGO SALES LTD.
                         (SER.#)             4268-1
                         (YEAR)              1981


                                             AREA - SOUNDING LAKE EAST
INVENTORY                        LOCATION - 6c-21-38-3-W4M (SINGLE WELL BATTERY)

FLARE STACK         (MFG)        N/A
                    (SIZE)       3" X 30"
                    (PILOT)      PROPANE (FLARE TUBE LIGHT)

PUMP JACK           (MFG)        LEGRAND
                    (SER#)       780474 9506
                    (SIZE)       160
                    (YEAR)       1986

MOTOR SHACK         (SIZE)       10' X 10' X 8'H
                    (TYPE)       WOOD (NON-INSULATED)

MOTOR               (TYPE)       GAS 1 CYCLE
                    (MFG)        ARROW
                    (MOD)        C-66
                    (SER#)       85856

SATT. BLDG          (TYPE)       TIN (INSULATED)--SKID "0020
                    (SIZE)       6' X 6' X 7'6"H

SEPARATOR           (MFG)        PLAINS OIL LTD.
                    (SER#)       225 V12
                    (SIZE)       2' X 5'
                    (MWP)        125 PSi
                    (YEAR)       1988

METER               (TYPE)       GAS (100 X 100")
                    (MFG)        BARTON
                    (SER#)       202AC-31651

PROD. TANK          (SIZE)       400 BBL
                    (MFG)        NWP
                    (SER#)       400555
                    (YEAR)       1987

POP TANK            (SIZE)       50 BBL
                    (MFG)        RECON MFG LTD.
                    (SER#)       00372
                    (YEAR)       1982


     INVENTORY                      AREA - SOUNDING LAKE EAST
                          LOCATION - 10-27-38-3-W4M (Single Well Battery)

     FLARE STACK              (MFG)          UNKNOWN
                              (SIZE)         3" X 30'
                              (PILOT)        PROPANE (BATON WINCH)

     PUMP JACK                (MFG)          L.S.I.
                              (SER.#)        87-1436
                              (SIZE)         114
                              (YEAR)         1987

     MOTOR SHACK              (SIZE)         9'6" X 9'6" X 8'H
                              (TYPE)         WOOD (TIN CLAD)

     MOTOR                    (TYPE)         GAS 2 CYCLE
                              (MFG)          LISTER
                              (MOD)          HR2AGAS
                              (SER.#)        3400756

     SATT. BLDG               (TYPE)         TIN (INSULATED) - SKID "0010
                              (SIZE)         6' X 6' X 8'H

     SEPARATOR                (MFG)          PLAINS OIL LTD.
                              (SER.#)        225 VI
                              (SIZE)         2' X 5'
                              (MWP)          125 PSi
                              (YEAR)         1988

     METER                    (TYPE)         GAS (250 X 100")
                              (MFG)          ITT BARTON
                              (SER.#)        202E-0914168

     PROD. TANK               (SIZE)         400 BBL
                              (MFG)          G.L.M.
                              (SER.#)        1436 7D-9107
                              (YEAR)         1988

     POP TANK                 (SIZE)         100 BBL (OPEN TOP)
                              (MFG)          UNKNOWN
                              (SER.#)        UNKNOWN
                              (YEAR)         UNKNOWN


INVENTORY                                 AREA - SOUNDING LAKE EAST
                               LOCATION - 13A-22-38-3-W4M (Single Well Battery)


FLARE STACK          (MFG)               UNKNOWN
                     (SIZE)              3" X 3'
                     (PILOT)             PROPANE (FLARE TUBE LIGHT)

PUMP JACK            (MFG)               OILWELL
                     (SER#)              T233E-270I
                     (SIZE)              228
                     (YEAR)              1986

MOTOR SHACK          (SIZE)              7'8" X 9'8" X 8'H
                     (TYPE)              WOOD (NON-INSULATED)

MOTOR                (TYPE)              GAS 1 CYCLE
                     (MFG)               ARROW
                     (MOD)               C-66
                     (SER#)              74119

SATT. BLDG           (TYPE)              TIN (INSULATED) - SKID #0013
                     (SIZE)              7' X 7' X 8'H

SEPARATOR            (MFG)               WELLS-HALL
                     (SER#)              829161
                     (SIZE)              2' X 5'
                     (MWP)               275 PSi
                     (YEAR)              1982

METER                (TYPE)              GAS (100 X 100")
                     (MFG)               BARTON
                     (SER#)              202AC-31959

PROD. TANK           (SIZE)              400 BBL
                     (MFG)               UNKNOWN
                     (SER#)              98-09-01
                     (YEAR)              UNKNOWN

POP TANK             (SIZE)              100 BBL (OPEN TOP)
                     (MFG)               UNKNOWN
                     (SER#)              4268-2
                     (YEAR)              UNKNOWN


                                      AREA - SOUNDING LAKE EAST
INVENTORY                LOCATION - 13D-22-38-3-W4M (Single Well Battery)

FLARE STACK              (MFG)               UNKNOWN
                         (SIZE)              3" X 30'
                         (PILOT)             PROPANE (BATON WINCH)

PUMP JACK                (MFG)               UNIVERSAL
                         (SER.#)             C83.11.641
                         (SIZE)              228
                         (YEAR)              1986

MOTOR SHACK              (SIZE)              9'6" X 10" X 7'6"H
                         (TYPE)              WOOD (NON-INSULATED)

MOTOR                    (TYPE)              GAS 2 CYCLE
                         (MFG)               LISTER
                         (MOD)               HR2A GAS
                         (SER#)              35 00530

SATT. BLDG               (TYPE)              TIN (INSULATED) - SKID #0011
                         (SIZE)              6' X 6' X 7'6"H

SEPARATOR                (MFG)               PLAINS OIL LTD.
                         (SER#)              225 V5
                         (SIZE)              2' X 5'
                         (MWP)               125 PSi
                         (YEAR)              1988

METER                    (TYPE)              GAS (100 X 100")
                         (MFG)               BARTON
                         (SER#)              202A-034963

PROD. TANK               (SIZE)              400 BBL
                         (MFG)               NUSCO MFG. LTD.
                         (SER#)              86564
                         (YEAR)              1986

POP TANK                 (SIZE)              100 BBL (OPEN TOP)
                         (MFG)               UNKNOWN
                         (SER#)              226-1
                         (YEAR)              1988


                                      AREA - SOUNDING LAKE EAST
INVENTORY               LOCATION - 15D-21-38-3- W4M (Single Well Battery)
---------
FLARE STACK    (MFG)      UNKNOWN
               (SIZE)     3" X 30'
               (PILOT)    PROPANE (FLARE TUBE LIGHT)

PUMP JACK      (MFG)      LEGRAND
               (SER.#)    910224 9188C
               (SIZE)     160
               (YEAR)     1986

MOTOR SHACK    (SIZE)     9'6" X 10' X 8'H
               (TYPE)     WOOD/TIN CLAD (NON-INSULATED)

MOTOR          (TYPE)     GAS 1 CYCLE (14 HP)
               (MFG)      ARROW
               (MOD)      C-66
               (SER#)     86314

SATT.BLDG      (TYPE)     TIN (INSULATED) - SKID #0014
               (SIZE)     6'6" X 6'6" X 8'H

SEPARATOR      (MFG)      LARSEN & D'AMICO
               (SER#)     V5-2827
               (SIZE)     2' X 5'
               (MWP)      125 PSi
               (YEAR)     1982

METER          (TYPE)     GAS (100 X 100")
               (MFG)      BARTON
               (SER#)     202AC1632024

PROD. TANK     (SIZE)     400 BBL
               (MFG)      NWP
               (SER#)     400556
               (YEAR)     1987

POP TANK       (SIZE)     100 BBL (OPEN TOP)
               (MFG)      UNKNOWN
               (SER#)     1998 03
               (YEAR)     UNKNOWN

                                   AREA - SOUNDING LAKE EAST
INVENTORY                LOCATION - 4-27-38-3-W4M (Single Well Battery)
---------
FLARE STACK   (MFG)      UNKNOWN
              (SIZE)     3" X 30'
              (PILOT)    PROPANE (BOOM LIFT)

PUMP JACK     (MFG)      AMERICAN MFG. COMPANY
              (SER#)     I15F6F 3B C75 6852
              (SIZE)     160
              (YEAR)     1979

MOTOR SHACK   (SIZE)     9'6" X 9'6" X 8'H
              (TYPE)     WOOD (NON-INSULATED)

MOTOR         (TYPE)     GAS 2 CYCLE
              (MFG)      LISTER
              (MOD)      HR2AGAS
              (SER#)     3600071

SATT. BLDG    (TYPE)     TIN (INSULATED) - SKID #0012
              (SIZE)     7'6" X 7'6" X 7'6"H

SEPARATOR     (MFG)      PLAINS OIL LTD.
              (SER#)     147 V3
              (SIZE)     2' X 5'
              (MWP)      125 PSI
              (YEAR)     1988

METER         (TYPE)     GAS (250 X 100")
              (MFG)      ITT BARTON
              (SER#)     202E-376730

PROD. TANK    (SIZE)     400 BBL
              (MFG)      PLAINS OIL PROCESSORS LTD.
              (SER#)     1060-1
              (YEAR)     1993

POP TANK      (SIZE)     100 BBL (OPEN TOP)
              (MFG)      BS+B
              (SER#)     03797
              (YEAR)     1955

                                      AREA - SOUNDING LAKE EAST
INVENTORY               LOCATION - 16-12-38-4- W4M (Single Well Battery)

FLARE STACK    (MFG)      UNKNOWN
               (SIZE)     4" X 30'
               (PILOT)    PROPANE (FLARE TUBE LIGHT)

PUMP JACK      (MFG)      LEGRAND
               (SER.#)    83414 9325
               (SIZE)     114
               (YEAR)     1983

MOTOR SHACK    (SIZE)     7' 6" X 7' 6" X 8'H
               (TYPE)     WOOD (NON-INSULATED)

MOTOR          (TYPE)     GAS 2 CYCLE
               (MFG)      LISTER
               (MOD)      HR2AGAS
               (SER#)     34 00339

SATT.BLDG      (TYPE)     TIN (INSULATED)
               (SIZE)     6' X 6' X 7' 6"H

SEPARATOR      (MFG)      PLAINS OIL LTD.
               (SER#)     225 V6
               (SIZE)     2' X 5'
               (MWP)      125 PSi
               (YEAR)     1988

METER          (TYPE)     GAS (100 X 100")
               (MFG)      ITT BARTON
               (SER#)     202E-C881462

PROD. TANK     (SIZE)     400 BBL -- (20' X 40' X 48"H CEMENT BURM)
               (MFG)      UNKNOWN
               (SER#)     776-1
               (YEAR)     1992

POP TANK       (SIZE)     100 BBL (OPEN TOP)
               (MFG)      ARGO SALES LTD.
               (SER#)     1022
               (YEAR)     1979

INVENTORY                                 AREA - SOUNDING LAKE EAST
                              LOCATION - 16C-21-38-3-W4M   (Single Well Battery)

FLARE STACK         (MFG)         N/A
                    (SIZE)        3" X 30'
                    (PILOT)       PROPANE (SWING BOOM LIGHT)

PUMP JACK           (MFG)         UNIVERSAL
                    (SER#)        L87.04.1074
                    (SIZE)        228
                    (YEAR)        1986

MOTOR SHACK         (SIZE)        9'6" X 9'6" X 7'6" H
                    (TYPE)        WOOD (NON-INSULATED)

MOTOR               (TYPE)        GAS 6 CYCLE 225 CUBIC INCHES
                    (MFG)         CHRYSLER
                    (MOD)         INDUSTRIAL
                    (SER#)        N/A

SATT. BLDG          (TYPE)        TIN (INSULATED) - SKID #0016
                    (SIZE)        6'6" X 7'6" X 7'6" H

SEPARATOR           (MFG)         RJV GASFIELD SERVICE LTD.
                    (SER#)        1284
                    (SIZE)        2' X 6'
                    (MWP)         250 PSi
                    (YEAR)        1988

METER               (TYPE)        GAS (250 X 100")
                    (MFG)         ITT BARTON
                    (SER#)        202E-C885471

PROD. TANK          (SIZE)        400 BBL
                    (MFG)         G.L.M.
                    (SER#)        D8908-S6
                    (YEAR)        1988

POP TANK            (SIZE)        100 BBL (CLOSED TOP)
                    (MFG)         PLAINS OIL PROCESSORS LTD.
                    (SER#)        436
                    (YEAR)        1989

INVENTORY                  AREA - SOUNDING LAKE EAST
               LOCATION - 16D-21-38-3- W4M (Single Well Battery)

FLARE STACK       (MFG)         )
                  (SIZE)        ) SHARED WITH 16C-21 TWP 38 RGE 3 W4M
                  (PILOT)       )

PUMP JACK         (MFG)         UNIVERSAL
                  (SER#)        C82.06.0560
                  (SIZE)        228
                  (YEAR)        1986

MOTOR SHACK       (SIZE)        8' X 8' X 7'6" H
                  (TYPE)        WOOD (NON-INSULATED)

MOTOR             (TYPE)        GAS 2 CYCLE
                  (MFG)         LISTER
                  (MOD)         HR2AGAS
                  (SER#)        3600075

SATT. BLDG        (TYPE)        TIN (INSULATED) SKID "0015
                  (SIZE)        5'6" X 5'6" X 7'6" H

SEPARATOR         (MFG)         PLAINS OIL LTD.
                  (SER#)        254 V6
                  (SIZE)        2' X 5'
                  (MWP)         125 PSi
                  (YEAR)        1989

METER             (TYPE)        GAS (100 X 100")
                  (MFG)         ITT BARTON
                  (SER#)        202E-376944

PROD. TANK        (SIZE)        400 BBL
                  (MFG)         RP TRUCKING
                  (SER#)        PT 410
                  (YEAR)        N/A

POP TANK          (SIZE)        )
                  (MFG)         ) SHARED WITH 16C-21 TWP 38 RGE 3 W4M
                  (SER#)        )
                  (YEAR)

INVENTORY                             AREA - SOUNDING LAKE EAST
                        LOCATION - 10D-21-38-3- W4M (SINGLE WELL BATTERY)

FLARE STACK    (MFG)      N/A
               (SIZE)     3" X 30'
               (PILOT)    PROPANE (FLARE TUBE LIGHT)

PUMP JACK      (MFG)      UNIVERSAL
               (SER.#)    C81.11.8406
               (SIZE)     228
               (YEAR)     1981

MOTOR SHACK    (SIZE)     9'6" X 9'6" X 8'H
               (TYPE)     WOOD (NON-INSULATED)

MOTOR          (TYPE)     GAS 2 CYCLE
               (MFG)      LISTER
               (MOD)      HR2AGAS
               (SER#)     3500371

SATT.BLDG      (TYPE)     TIN (INSULATED) - SKID "0017
               (SIZE)     6' X 7'6" X 8'H

SEPARATOR      (MFG)      LAN-DALE OILFIELD WELDING
               (SER#)     1214
               (SIZE)     2' X 6'
               (MWP)      250 PSi
               (YEAR)     1988

METER          (TYPE)     GAS (250 X 100")
               (MFG)      ITT BARTON
               (SER#)     202E-C884591

PROD. TANK     (SIZE)     400 BBL
               (MFG)      VERMILLION IND. PRODUCTS LTD.
               (SER#)     40 295
               (YEAR)     1988

POP TANK       (SIZE)     100 BBL
               (MFG)      G.L.M.
               (SER#)     01003
               (YEAR)     1985

                                     AREA - SOUNDING LAKE EAST
INVENTORY                LOCATION - 11A-21-38-3-W4M (SINGLE WELL BATTERY)

FLARE STACK   (MFG)      N/A
              (SIZE)     4" X 30'
              (PILOT)    PROPANE (FLARE TUBE LIGHT)

PUMP JACK     (MFG)      CHURCHILL
              (SER.#)    320128301417
              (SIZE)     320
              (YEAR)     1986

MOTOR SHACK   (SIZE)     9'6" X 9'6" X 8'H
              (TYPE)     WOOD (NON-INSULATED)

MOTOR         (TYPE)     GAS 3 CYCLE
              (MFG)      LISTER
              (MOD)      HR3AGAS
              (SER.#)    320030

SATT. BLDG    (TYPE)     TIN (INSULATED) - SKID #0018
              (SIZE)     6'6" X 6'6" X 8'H

SEPARATOR     (MFG)      WELL-HALL FABRICATION
              (SER#)     88-3915-13
              (SIZE)     2' X 6'
              (MWP)      275 PSi
              (YEAR)     1988

METER         (TYPE)     GAS (100 X 100")
              (MFG)      ITT BARTON
              (SER#)     202E-C885590

PROD. TANK    (SIZE)     400 BBL C/W STAIRWAY
              (MFG)      NUSCO MFG LTD.
              (SER#)     89745
              (YEAR)     1989

POP TANK      (SIZE)     100 BBL (OPEN TOP)
              (MFG)      N.W.P
              (SER#)     100118
              (YEAR)     N/A

DOWNHOLE INVENTORY       AREA - SOUNDING LAKE EAST
                         LOCATION - 10d-21-38-3-W4M


TUBING                   89 JOINTS - 73mm

RODS                     42 - 19mm PLAIN
                         67 - 19mm SCRAPER

PUMP                     2.5 X 2.0 RWAC X 14 X 2 X JF


                         LOCATION - 11A-21-38-3-W4M

TUBING                   88 JOINTS - 73mm

RODS                     52 - 19mm PLAIN
                         57 - 19mm SCRAPER

PUMP                     25 X 125 X RWAC X 12 X 1 X 0


                         LOCATION - 14B-21-38-3-W4M

TUBING                   88 JOINTS - 73mm

RODS                     50 - 19mm PLAIN
                         58 - 19mm SCRAPER

PUMP                     25 X 200 X RWAC X 14 X 2 X 0


                         LOCATION - 15D-21-38-3-W4M

TUBING                   90 JOINTS - 73mm

RODS                     55 - 19mm PLAIN
                         54 - 19mm SCRAPER

PUMP                     25 X 200 X RWAC X 14 X 2 X 0

DOWNHOLE INVENTORY       AREA - SOUNDING LAKE EAST
                         LOCATION - 16C-21-38-3-W4M

TUBING                   87 JOINTS - 73mm

RODS                     52 - 19mm PLAIN
                         56 - 19mm SCRAPER

PUMP                     2.5 X 2.0 RWAC X 14 X 2


                         LOCATION - 16D-21-38-3-W4M

TUBING                   91 JOINTS - 73mm

RODS                     113 - 19mm SCRAPER

PUMP                     2.5 X 1.25 RWAC X 14 X 2


                         LOCATION - 13A-22-38-3-W4M

TUBING                   86 JOINTS - 73mm

RODS                     114 - 19mm SCRAPER

PUMP                     2.5 X 2.0 RWAC X 14 X 2 X 0


                         LOCATION - 13D-22-38-3-W4M

TUBING                   87 JOINTS - 73mm

RODS                     106 - 19mm SCRAPER

PUMP                     2.5 X 2.0 RWAC X 14 X 2 X 0


                         LOCATION - 4-27-38-3-W4M

TUBING                   87 JOINTS - 73mm

RODS                     57 - 19mm SCRAPER
                         50 - 19mm SCRAPER

PUMP                     25 X 200 RWAC X 14 X 2 X 0


                         LOCATION - 10-27-38-3-W4M

TUBING                   82 JOINTS - 73mm

RODS                     62 - 19mm PLAIN
                         42 - 19mm SCRAPER

PUMP                     25 X 125 RWAC X 14 X 2

DOWNHOLE INVENTORY       AREA - SOUNDING LAKE EAST
                         LOCATION - 12-33-38-3-W4M

TUBING                   83 JOINTS - 73mm

RODS                     44 - 19mm PLAIN
                         57 - 19mm SCRAPER

PUMP                     2.5 X 1.25 RWAC X 14 X 2

INVENTORY                   AREA - SOUNDING LAKE EAST
                            LOCATION - 5-31-37-3-W4M BATTERY

FLARE STACK     (MFG)         N/A
                (SIZE)        DUAL 4" X 30'
                (PILOT)       PROPANE (BATON/WINCH LIGHTING SYSTEM)

MCC/OFFICE      (MGF)         ATCO TRAILER
                (TYPE)        TIN CLAD -- INSULATED
                (SIZE)        10' X 48' X 10'H
                (YEAR)        N/A

DISPOSAL PUMP   (BLDG)        TIN/INSULATED -- 12' X 18' X 9'H (SKID #0027)
                (PUMP)        NATIONAL OILWELL
                              MODEL 100T-4
                              SER #10391
                (MOTOR)       WESTINGHOUSE
                              60 HP
                              SER #93002
                              1180 RPM

            (METER) HALLIBURTON ELECTRONIC 2" TURBINE C/W MCU ANALYZER

TREATER         (BLDG)        TIN/INSULATED -- 6' X 9.5' X 7.5'H (SKID 0025#)
                (TREATER)     LARSEN+D'AMICO
                              5' X 12'
                              SER #HT-4630
                              MAWP 50 PSi
                (GAS METER)   CANADIAN METER COMPANY
                              SER #E1339
                              2" METER RUN

F.W.K.0.        (BLDG)        TIN/INSULATED
                              14' X 15' X 13'H (SKID #0024)
                (FWKO)        FLO-SKID MFG INC.
                              8' X 32'
                              SER #1642
                              MAWP 100 PSi
                (GAS METER)   ITT BARTON
                              SER #202E-C9303191
                              2" METER RUN

SEPARATOR/      (BLDG)        TIN/INSULATED
HEADER                        12' X 25' X 10'H (SKID #0023)
                (SEPARATOR)   PENFABCO
                              2.5' X 11'
                              SER #1095
                              MAWP 275 PSi
                (GAS METER)   ITT BARTON
                              SER #202E-C884127
                              2" METER RUN
                (OIL METER)   BARTON FLOCO
                              SER #C-74-1557
                              2" MECHANICAL
                (AIR COMP.)   BRITANNIA 2 CYCLE (7 HP MOTOR)
                              1993


INVENTORY                             AREA - SOUNDING LAKE EAST
                              LOCATION - 5-31-37-3-W4M BATTERY

SEPARATOR/     (RECYCLE)      MOYNO
                              MODEL 56701
                              5 HP MOTOR
               (VALVES)       10 - NUTRON 3" 300 FULL PORT
                              2 - NUTRON 3" 300 REG. PORT
                              15 - NUTRON 2" 300 REG. PORT
                              10 - CROWN 3" 300 CHECKS
                              1 - KITZ 3" 300 E.S.D. C/W ACCUATOR
                              1 - KITZ 4" 300 FULL PORT

PROD. TANK     VERMILLION IND. LTD.
               750 BBL
               SER# 88176
               1988
               NO COATING

SHIP. TANK     VERMILLION IND. LTD.
               750 BBL
               SER# 88161
               1988
               NO COATING

SLOP TANK      UNIVERSAL IND. LTD.
               750 BBL
               SER#6.19.4673
               1981
               NO COATING

#1 H(2)O TANK  G.L.M.
               750 BBL
               SER#B751726
               1987
               COATED BOTTOM 4'/EPOXY TOP

#2 H(2)O TANK  UNIVERSAL IND. LTD.
               750 BBL
               SER#05.08.6872
               COATED BOTTOM 4'

POP TANK       BIRD OIL EQUIP. LTD.
               400 BBL
               SER#239
               1984
               NO COATING

INVENTORY                AREA - SOUNDING LAKE EAST
                         LOCATION - 11B-31-3713-W4M
DRIVE UNIT               ROTARY
        MFG              ALKOMA IND.
        SER#             ML 300 A
        MODE             GRAYLING
        SIZE             --
        YEAR             N/A

MOTOR                    ELECTRIC
        MFG              TOSHIBA
        MODE             B0406FLF3UD
        SER#             6X04274
        HP               35
        VLTS             230/460
        RPM              1175

CONTROLLER               3 PHASE
        MFG              TITAN ELECTRIC
        SER#             TE0C 0577
        VLTS             480
        AMP/HP           70 AMP/40 HP
        YR               1993

                         LOCATION - 12D-31-37-3-W4M

DRIVE UNIT               ROTARY
        MFG              ALKOMA IND.
        SER#             N/A
        MOD              GRAYLING
        SIZE             --
        YEAR             N/A

MOTOR                    ELECTRIC
        MFG              TOSHIBA
        MOD              B0406FLF3OK
        SER#             8508550C
        HP               40
        VLTS             460
        RPM              1175

CONTROLLER               3 PHASE
        MFG              TITAN ELECTRIC
        SER#             TE0C 0578
        VLTS             480
        AMP/HP           70 AMP/40 HP
        YR               1993

INVENTORY                AREA - SOUNDING LAKE EAST
                         LOCATION - 5B-31-37-3-W4M Source

DRIVE UNIT               ROTARY
     MFG                 ALKOMA IND.
     SER#                379
     MOD                 GRAYLING
     SIZE                --
     YEAR                N/A

MOTOR                    ELECTRIC
     MFG                 US ELECTRICAL MOTORS
     MOD                 N/A
     SER#                05071/V05V082R001R-20
     HP                  20
     VLTS                460
     RPM                 1160

CONTROLLER               3 PHASE
     MFG                 SQUARE D
     SER#                N/A
     VLTS                480
     AMP/HP              50 AMP
     YR                  1993


                         LOCATION - 8D-36-37-4-W4M

DRIVE UNIT               ROTARY
     MFG                 ALKOMA IND.
     SER#                305
     MOD                 GRAYLING
     SIZE                --
     YEAR                N/A

MOTOR                    ELECTRIC
     MFG                 TOSHIBA
     MOD                 B0206FLF1UM
     SER#                91704933
     HP                  20
     VLTS                230/460
     RPM                 1165

CONTROLLER               3 PHASE
     MFG                 SQUARE D
     SER#                N/A
     VLTS                480
     AMP/HP              50 AMP
     YR                  1993

INVENTORY                AREA - SOUNDING LAKE EAST
                         LOCATION - 5C-31-37-3-W4M

DRIVE UNIT               ROTARY
     MFG                 ALKOMA IND.
     SER#                N/A
     MOD                 GRAYLING
     SIZE                --
     YEAR                N/A

MOTOR                    ELECTRIC
     MFG                 TOSHIBA
     MOD                 80406FLF3UMW
     SER#                97X04628
     HP                  40
     VLTS                230/460
     RPM                 1170

CONTROLLER               3 PHASE
     MFG                 SQUARE D
     SER#                N/A
     VLTS                480
     AMP/HP              50 AMP
     YR                  1993


                         LOCATION - 12B-31-37-3-W4M

DRIVE UNIT               PUMPJACK
     MFG                 AMPSCOT
     SER#                984
     MOD                 N/A
     SIZE                320
     YEAR                1997

MOTOR                    ELECTRIC
     MFG                 WESTINGHOUSE
     MOD                 OPTIM
     SER#                EF 7541110006
     HP                  30
     VLTS                460
     RPM                 1175

CONTROLLER               3 PHASE
     MFG                 SQUARE D
     SER#                N/A
     VLTS                480
     AMP/HP              50 AMP
     YR                  N/A

INVENTORY          AREA - SOUNDING LAKE EAST
                   LOCATION - 14-31-37-3-W4M


DRIVE UNIT         PUMPJACK
      MFG          RIG MASTER
      SER#         160D-358-3168
      MOD          D
      SIZE         160
      YEAR         1954

MOTOR              ELECTRIC
      MFG          GENERAL ELECTRIC
      MOD          133395
      SER#         N/A
      HP           10/15/20
      VLTS         460
      RPM          1140

CONTROLLER         3 PHASE
      MFG          WESTINGHOUSE
      SER#         822160
      VLTS         480
      AMP/HP       25 HP
      YR           N/A

                   LOCATION - 12D2-31-37-3-W4M

DRIVE UNIT         PUMPJACK
      MFG          LEGRAND
      SER#         980097
      MOD
      SIZE         160
      YEAR         1986

MOTOR              ELECTRIC
      MFG          GENERAL ELECTRIC
      MOD          107781
      SER#         828612
      HP           10/15/20
      VLTS         440
      RPM          1125

CONTROLLER         3 PHASE
      MFG          PYRAMID ELECTRIC CORP.
      SER#         C2119
      VLTS         480
      AMP/HP       100 AMP
      YR           1999

DOWNHOLE INVENTORY            AREA - SOUNDING LAKE EAST
                              LOCATION - 5B-31-37-3-W4M

TUBING                        26 JOINTS - 73mm

RODS                          30 - 22mm SPIN THROUGH

PUMP                          KUDU 400 TP - 900

                              LOCATION - 5C-31-37-3-W4M

TUBING                        87 JOINTS - 73mm

RODS                          90 - 22mm PLAIN

PUMP                          KUDU 200 TP 1200

                              LOCATION - 11B-31-37-3-W4M

TUBING                        85 JOINTS - 73mm

RODS                          108 - 22mm PLAIN

PUMP                          KUDU 200 TP 1200

                              LOCATION - 11C-31-37-3-W4M

TUBING                        93 JOINTS - 73mm

RODS                          92 - 22mm SCRAPER
                              20 - 19mm PLAIN

PUMP                          2.5 X 2.00 X RWAC X 14 X 2

DOWNHOLE INVENTORY       AREA - SOUNDING LAKE EAST
                         LOCATION - 12A-31-37-3-W4M

TUBING                   92 JOINTS - 73mm COATED


                         LOCATION - 12B-31-37-3-W4M

TUBING                   89 JOINTS - 73mm

RODS                     110 - 22mm SCRAPER

PUMP                     25 X 2.00 RWAC X 16 X 3 X 0


                         LOCATION - 12B2-31-37-3-W4M

TUBING                   86 JOINTS - 73mm


                         LOCATION - 12D-31-37-3-W4M

TUBING                   89 JOINTS - 73mm

RODS                     42 - 22mm SPIN THROUGH
                         73 - 22mm PLAIN

PUMP                     KUDU 200 TP 1200


                         LOCATION - 12D2-31-37-3-W4M

TUBING                   88 JOINTS - 73mm

RODS                     107 - 22mm PLAIN

PUMP                     250 X 200 RWAC X 14 X 2


                         LOCATION - 14-31-37-3-W4M

TUBING                   85 JOINTS - 73mm

RODS                     50 - 19mm PLAIN
                         58 - 19mm SCRAPER

PUMP                     25 X 150 RWAC X 14 X 2 X 0


                         LOCATION - 8C-36-37-4-W4M

TUBING                   88 JOINTS - 73mm COATED


                         LOCATION - 8D-36-37-4-W4M

TUBING                   90 JOINTS - 73mm

RODS                     51 - 22mm PLAIN

                         59 - 22mm SPIN THROUGH

PUMP                     TARBY 12T31



DOWNHOLE INVENTORY       AREA - SOUNDING LAKE EAST
                         LOCATION - 16-12-38-4-W4M

TUBING                   85 JOINTS - 73mm

RODS                     34 - 19mm PLAIN
                         69 - 19mm SCRAPER

PUMP                     25 X 2.00 RWAC X 14 X 1 X 0


                         LOCATION - 6C-21-38-3-W4M

TUBING                   88 JOINTS - 73mm

RODS                     48 - 19mm PLAIN
                         59 - 19mm SCRAPER

PUMP                     25 X 200 RWAC X 14 X 2 X 0

THIS IS SCHEDULE "E" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND WESTLINKS RESOURCES LTD., AS PURCHASER, MADE AS OF THE 6TH DAY OF APRIL, 2000.
________________________________________________________________________________

PRODUCTION SALES AGREEMENTS

Other than the following there are no production sales agreements or arrangements under which Vendor, or any Person acting on its behalf, is obligated to sell or deliver Petroleum Substances allocable to the Petroleum and Natural Gas Rights to any Person which are not terminable on less than thirty-two (32) days' notice:

(1) Portion of Crude Oil Purchase Contract dated November 25, 1999 between
    Mobil Oil Canada and Cabre Exploration Ltd. (Cancellation on 30 days notice) insofar only as it affects the Delivery Point at 5-31-37-3-W4 (Sounding Lk)

(2) No Gas Purchase Contracts

Processing, Sales and Transportation Agreements

(1) Effluent Processing & Water Disposal Agreement dated Jan 25/99 Encal Energy Ltd. and Cabre Exploration Ltd.-13a and 13d-22-38-3-W4 (File 152.1209)

(2) Agreement for the Use of the Provost Viking Sand Gas Unit dated Jan 1/98 Wells tied in 4-27 and 10-27-38-W4M between Fletcher Challenge Energy Canada Inc. and Cabre Exploration Ltd. (File 152.1208)

(3) Agreement to Process Outside Effluent through the Sounding Lake East Fieldgate Facility (unexecuted) (Cabre 1993 Ltd. and Inverness Energy Ltd.) File 152.1204

(4) Agreement for the Use of the Provost Viking Sand Gas Unit Processing Facilities dated September 1, 1993 between Fletcher Challenge Petroleum Inc. and Cabre Exploration Ltd. (Battery 5-31-37-3-W4 Sounding Lake) (File 152.1203)

(5) Agreement for the Construction, Ownership and Operation of the Sounding Lake 11-27-37-4-W4 Battery (Effective Date-Sep 1/94) (File 205.1208) (Cabre 40.6%)
        Battery at 11-27-37-4-W4
        Satellite Separator at 4-26-37-4-W4
        Satellite Separator at 16a-27-37-4-W4
        Water disposal flowlines/disposal wells at 11a-27-37-4-W4, 11c-27-37-4-W4, 11d-27-37-4-W4, 7d-27-37-4-W4 and 15b-27-37-4-W4
        Battery Fuel well/dehydrator at 16a-27-37-4-W4
        Fuel gas flowline from battery fuel well to 11-27-37-4-W4 battery facility
        Access Roads

THIS IS SCHEDULE "F" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND WESTLINKS RESOURCES LTD., AS PURCHASER, MADE AS OF THE 6TH DAY OF APRIL, 2000

OUTSTANDING AUTHORIZATIONS FOR EXPENDITURE
------------------------------------------

Other than the following there are not outstanding authorizations for expenditure approved by Vendor with respect to the Assets pursuant to which amounts in excess of twenty-five thousand Dollars ($25,000.00) may become payable after the date hereof, which Purchaser shall be responsible for:

(1) AFE 4781 CP   Cabre 10d-21-38-3-W4       Gross Cost $50,000       Cabre 100%
                  Suspend Dina with bridge
                  Plug and complete for
                  Cummings oil prod

(2) AFE 4812 CP   Cabre 16d-21-38-3W4        Gross Costs $65,200      Cabre 100%
                  Complete Cummings Sand.
                  Suspend Dina prod
                  temporarily

(3) AFE 4824 CP   Cabre 13d-22-38-3-W4       Gross Cost $37,900       Cabre 60%
                  Compl Upper Cummings Sand

(4) AFE 4418 XP   Cabre 12D2-31-37-3-W4      Gross Costs $19,000      Cabre 100%
                  Full Fibreglass line inside
                  Existing flowline

(5)               Cabre et al 5c31-37-3-W4   Cost per workover report Cabre 100%
                  Change out PC Pump         $20,804

Cash Call Advances and Deposits -- (None)
-----------------------------------------

Cabre is in the process of filing a suit for the recovery of legal costs which it has incurred involving an environmental appeal hearing on 12c-6-38-3-W4 (Lessor-Dzurko). Any funds recovered by Cabre and/or its counsel, shall be for the benefit of Cabre (not Purchaser) and the working interest partners which participated in such appeal.

THIS IS SCHEDULE "G" TO AND FORMING PART OF A PURCHASE AND SALE AGREEMENT BETWEEN CABRE EXPLORATION LTD., AS VENDOR, AND WESTLINKS RESOURCES LTD., AS PURCHASER, MADE AS OF THE 6TH DAY OF APRIL, 2000.
________________________________________________________________________________

        VENDOR'S PROPRIETARY (100%) 2-D AND 3-D SEISMIC DATA--PLATS

                                  Schedule "G"

               [CABRE EXPLORATION LTD. PROSPECT: SOUNDING LAKE]

                                  Schedule "G"

AreaRef             AFERef    Name      WISum     Length    Acquis Year    Ownership
DAVID LAKE WEST     927       ZLR-014   100        7.2      1983           Proprietary op
DAVID LAKE WEST     927       ZLR-019   100       19.81     1983           Proprietary op
DAVID LAKE WEST     927       ZLR-023   100       26.9      1983           Proprietary op
DAVID LAKE EAST     926       ZLQ-038M  100       11.24     1983           Proprietary op
DAVID LAKE WEST     927       ZLR-095   100        4.15     1983           Proprietary op
DAVID LAKE WEST     927       ZLR-002W  100       25.34     1983           Proprietary op
NEUTRAL HILLS       59S       CG-002    100       27.85     1984           Proprietary op
DAVID LAKE WEST     927       ZLR-017   100       29.24     1983           Proprietary op
DAVID LAKE EAST     926       ZLQ-081   100        6.78     1983           Proprietary op
NEUTRAL HILLS       59S       CG-004    100        6.25     1984           Proprietary op
DAVID LAKE WEST     927       ZLR-002E  100        9.57     1983           Proprietary op
DAVID LAKE EAST     926       ZLQ-036   100       36.74     1983           Proprietary op
SOUNDING LAKE       20168     PCS-002   100        4.73     1988           Proprietary op
SOUNDING LAKE       20168     PCS-001   100        4.2      1988           Proprietary op
DAVID LAKE EAST     926       ZLQ-040E  100       16.16     1983           Proprietary op
CADOGAN             1212SS    JPM-010   100        3.11     1998           Proprietary op
CADOGAN             1212SS    JPM-020   100        2.98     1998           Proprietary op
SOUNDING LAKE       21091     PCD-112   100        1.59     1991           Proprietary op

                                  total km's     243.84